SBL FUND


ANNUAL REPORT
DECEMBER 31, 1996

-  Series A
   (Growth Series)
-  Series B
   (Growth-Income Series)
-  Series C
   (Money Market Series)
-  Series D
   (Worldwide Equity Series)
-  Series E
   (High Grade Income Series)
-  Series J
   (Emerging Growth Series)
-  Series K
   (Global Aggressive Bond Series)
-  Series M
   (Specialized Asset Allocation Series)
-  Series N
   (Managed Asset Allocation Series)
-  Series O
   (Equity Income Series)
-  Series S
   (Social Awareness Series)

[SDI LOGO]

PRESIDENT'S LETTER
February 15, 1997

Dear Contractholder:

1996 was another good year for the portfolios in the SBL Fund. The equity portfolios in particular performed well, benefiting from the second outstanding year in a row for the stock markets. The portfolio managers will provide more detail in the letters that follow about the relative performance of their respective funds.

The portfolios which are managed by our outside subadvisors produced very attractive returns as well, with particularly favorable results generated by the global funds. Only in the domestic fixed income funds were results somewhat disappointing, as interest rates fluctuated dramatically throughout the year.

PHENOMENAL EQUITY MARKETS

Looking back at the past two years, the equity markets by any historical measure have been phenomenal in terms of performance. It is highly unlikely that 1997 will be a year in which results will approximate either of the last two years. However, this is not to suggest that disaster lies around the corner, but rather that we should lower our expectations more toward historical averages.

The equity markets will continue to be driven by expectations for the level of interest rates and corporate earnings. If our forecast for continued moderate inflation proves accurate, we believe interest rates will remain stable. This will not only allow for a favorable fixed income year, but will provide a positive backdrop for equity market performance.

Corporate earnings momentum will be dependent primarily on the overall level of economic growth in the United States. We will watch carefully, as the jury is still out on whether we can expect another year of slow and sustainable growth in the 2% to 2.5% range or whether growth will slow dramatically and impede corporate earnings.

BALANCED BUDGET A POSSIBILITY

Perhaps the most positive item on the horizon for bond investors is the likelihood of a balanced budget becoming reality. Sentiment is strong on both sides of the congressional aisle, and since 1997 is not an election year, the possibility is greater than usual for bipartisan agreement. The promise of reduced Federal spending lowers the potential for inflation.

The outlook is good for declining global interest rates as inflation drops in many countries around the world and as the European nations work to meet criteria for entry into the European Monetary Union. Many of the Pacific Rim countries are experiencing rapid growth in infrastructure as well as in corporate expansion, and should contribute positively to our global portfolios' returns.

1997 A YEAR FOR STEADY GROWTH

All in all, we believe that although 1997 may not be as exciting as the past two years have been, we will experience the kind of steady growth that helps all of us to achieve our long-term investment goals. As always, we invite your comments and questions at any time.

Sincerely,

[JOHN CLELAND]

John Cleland
President, Security Funds

SERIES A (GROWTH SERIES)

February 15, 1997

Dear Contractholder:

In 1996, the second of two amazing years in a row for equity security holders, the Growth Series returned an attractive 22.69%.* This closely paralleled the 22.95% return of the S&P 500 Index and outperformed its peer group average of 19.24%.

OUR PLANS EARLY IN THE YEAR

At the beginning of the year we felt that the economy would be slowing, with a resulting slowdown in corporate profit growth. We concentrated the portfolio assets largely in high quality companies which displayed consistent earnings growth, believing that they would outperform in such a climate. For most of the year the portfolio was invested about 85% in growth issues with the remaining 15% in value stocks, much as it had been in 1995.

HOW WE IMPLEMENTED THOSE PLANS

Within the growth spectrum, we had a heavy emphasis on health care firms such as major pharmaceutical companies Merck & Company, Inc. and Bristol-Myers Squibb Company. These companies have strong new product flows as well as good growth in their existing products. The outlook for the health care industry in general is for steady growth in the years to come.

We also owned a number of steady growers like Gillette Company, Colgate-Palmolive Company, Safeway, Inc., and Microsoft Corporation. Supermarket chains such as Safeway have little economic sensitivity, and Microsoft was one of the year's biggest winners with high growth and successful new product offerings.

            [PICTURE OF JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER]
                    THE SECURITY MANAGEMENT LARGE CAP TEAM:
                  JOHN CLELAND, TERRY MILBERGER, CHUCK LAUBER

Throughout the year we placed a low weighting on economically sensitive stocks in industries such as chemicals, aluminums, and autos. This turned out to be a prudent decision, as these sectors generally underperformed market averages. Many of the financial stocks were strong performers, but unfortunately, this was an area where we were underweighted as well.

Performance in the fourth quarter of 1996 was weaker than the previous three in the Growth Series. Two issues we owned, Albertson's Inc. and EDS Systems Corporation, reported disappointing earnings, causing their stock prices to underperform. These were isolated instances, but they caused us to realize that it is prudent in times of uncertain earnings to carry a larger-than-normal number of issues in the portfolio. This will reduce the impact of negative reports by any one issuer. We currently hold about 20% more names than usual.

SERIES A (GROWTH SERIES)

February 15, 1997


THE OUTLOOK FOR 1997

We expect the "slower earnings growth" theme to continue throughout 1997 as the economy moderates and low inflation continues. Many companies have been able to expand their profit margins over the last several years. In a slowing economy they lose the ability to raise prices as competition becomes more intense, and this in turn causes margins to shrink. We plan to continue our emphasis on companies with histories of steady earnings growth as we move into 1997, and monitor economic indicators for signs of change.

Sincerely,


Terry Milberger
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                                   1 Year        5 Years    10 Years
                 Series A           22.7%         15.8%        15.0%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SERIES A VS. S&P500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SBL FUND SERIES A                  S&P 500

      Dec-86                      10,000.00                     10,000.00
      Mar-87                      12,515.72                     12,132.77
      Jun-87                      13,191.82                     12,738.61
      Sep-87                      14,130.31                     13,579.07
      Dec-87                      10,630.84                     10,519.01
      Mar-88                      11,248.36                     11,021.80
      Jun-88                      11,932.38                     11,753.20
      Sep-88                      11,561.87                     11,790.91
      Dec-88                      11,710.11                     12,151.17
      Mar-89                      12,841.20                     13,010.64
      Jun-89                      14,209.91                     14,157.97
      Sep-89                      16,447.67                     15,671.01
      Dec-89                      15,796.37                     15,989.44
      Mar-90                      15,183.96                     15,505.79
      Jun-90                      16,078.28                     16,477.26
      Sep-90                      13,214.54                     14,223.16
      Dec-90                      14,241.23                     15,491.72
      Mar-91                      16,747.25                     17,734.13
      Jun-91                      16,747.25                     17,694.42
      Sep-91                      17,743.87                     18,637.95
      Dec-91                      19,383.50                     20,188.54
      Mar-92                      19,619.33                     19,681.22
      Jun-92                      19,361.04                     20,057.35
      Sep-92                      19,401.41                     20,532.07
      Dec-92                      21,540.15                     21,560.37
      Mar-93                      22,633.02                     22,495.69
      Jun-93                      22,386.25                     22,604.58
      Sep-93                      23,752.12                     23,186.66
      Dec-93                      24,493.60                     23,720.52
      Mar-94                      23,653.25                     22,828.84
      Jun-94                      23,257.80                     22,926.32
      Sep-94                      24,404.96                     24,048.57
      Dec-94                      24,088.79                     24,044.31
      Mar-95                      26,301.95                     26,379.06
      Jun-95                      28,801.16                     28,889.90
      Sep-95                      31,033.69                     31,181.28
      Dec-95                      32,944.90                     33,052.84
      Mar-96                      35,357.41                     34,826.86
      Jun-96                      36,892.65                     36,383.89
      Sep-96                      38,340.17                     37,503.00
      Dec-96                      40,418.45                     40,624.63


                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series A (Growth Series) on December 31, 1986, and reflects the fees and expenses of Series A. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $40,418. By comparison, the same $10,000 investment would have grown to $40,625 based on the S&P 500 Index's performance.

SERIES B (GROWTH-INCOME SERIES)

February 15, 1997

Dear Contractholder:

The Growth and Income Series provided an attractive 18.25% total return as the stock markets once again turned in an excellent performance.* Throughout the year we continued our emphasis on high quality companies with consistent growth histories in anticipation of an economic slowdown. For most of the year the equity portion of the portfolio was invested about 75% in growth companies and 25% in value issues.

STRONG EQUITY PERFORMERS

We continued our emphasis on health care in the equity holdings, with companies such as Schering-Plough Corporation and Columbia/HCA Healthcare Corporation. Schering-Plough Corporation is a high quality manufacturer of pharmaceuticals with a favorable new product outlook and with strong growth in its existing product lines. Columbia/HCA Healthcare owns and operates hospitals and health care facilities and is growing through acquisitions. Columbia's earnings remain strong as they operate in an improving environment for hospitals in general.

Another growth area in which we continue to remain active is technology. We place our emphasis on computer services areas of the industry rather than on hardware because we believe the services can provide consistent growth with lower product obsolesence risk. Microsoft Corporation and Oracle Corporation were two companies that performed well during the year, contributing favorably to overall performance. We steered clear of some of the volatile computer manufacturers that were experiencing earnings problems.

                   [PICTURE OF CHUCK LAUBER, TERY MILBERGER,
                    TOM SWANK, JIM SCHIER AND JOHN CLELAND]

                  THE SECURITY MANAGEMENT GROWTH-INCOME TEAM:
                (L-R) CHUCK LAUBER, TERRY MILBERGER, TOM SWANK,
                      JIM SCHIER AND (SEATED) JOHN CLELAND

AREAS OF WEAKNESS

Throughout the year we intentionally avoided companies in economically sensitive sectors such as chemicals, aluminums, and autos. These industries generally underperformed market averages in 1996. An area in which we were underweighted but which did perform well was financial stocks. This strong performance was surprising given the volatility in interest rates.

The bond markets were disappointing in 1996, and consequently the approximately 20% of the portfolio invested in the fixed income markets underperformed the equity portion. The high yield bonds provided a boost for the income stream, however, with coupons generally in the 8.5% to 10% range.

SERIES B (GROWTH-INCOME SERIES)

February 15, 1997


THE YEAR AHEAD

Looking ahead to 1997, we believe that the "slower earnings growth" theme will continue throughout the year as the economy moderates. Many companies which have been able to improve their profit margins over the past few years will find it harder to do so in a slowing economy, as competition becomes more intense and they lose the ability to raise prices. We plan to continue our emphasis on companies with steady earnings growth, and to keep our growth/value ratio at approximately 75%/25%, as it is now. Value stocks in general have lower volatility, and should perform well with the market at its current high levels.

Sincerely,

Terry Milberger
Portfolio Manager

Tom Swank
Portfolio Manager

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                               1 Year        5 Years     10 Years
             Series B           18.3%         11.7%        13.8%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SERIES B VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                             BLENDED INDEX OF 80% S&P 500 AND
                 SBL FUND                     20% LEHMAN BROTHERS COMPOSITE
                 SERIES B       S&P 500          BB HIGH YIELD BOND INDEX

      Dec-86     10,000.00     10,000.00                10,000.00
      Mar-87     11,684.91     12,132.77                11,835.00
      Jun-87     12,147.20     12,738.61                12,297.00
      Sep-87     12,783.53     13,579.07                12,912.00
      Dec-87     10,367.42     10,519.01                10,608.00
      Mar-88     11,264.92     11,021.80                11,211.00
      Jun-88     12,116.22     11,753.20                11,866.00
      Sep-88     12,043.63     11,790.91                11,965.00
      Dec-88     12,365.71     12,151.17                12,331.00
      Mar-89     13,270.20     13,010.64                13,033.00
      Jun-89     14,366.14     14,157.97                14,068.00
      Sep-89     15,525.26     15,671.01                15,330.00
      Dec-89     15,878.91     15,989.44                15,602.00
      Mar-90     15,595.99     15,505.79                15,253.00
      Jun-90     15,977.93     16,477.26                16,144.00
      Sep-90     14,730.81     14,223.16                14,177.00
      Dec-90     15,173.78     15,491.72                15,228.00
      Mar-91     17,200.96     17,734.13                17,302.00
      Jun-91     17,561.35     17,694.42                17,455.00
      Sep-91     19,373.54     18,637.95                18,342.00
      Dec-91     20,899.14     20,188.54                19,741.00
      Mar-92     20,727.90     19,681.22                19,544.00
      Jun-92     19,918.40     20,057.35                19,902.00
      Sep-92     20,917.54     20,532.07                20,559.00
      Dec-92     22,213.88     21,560.37                21,436.00
      Mar-93     23,142.13     22,495.69                22,382.00
      Jun-93     23,382.19     22,604.58                22,660.00
      Sep-93     24,296.06     23,186.66                23,274.00
      Dec-93     24,345.20     23,720.52                23,832.00
      Mar-94     23,624.59     22,828.84                23,004.00
      Jun-94     22,781.14     22,926.32                23,050.00
      Sep-94     23,617.25     24,048.57                24,059.00
      Dec-94     23,617.25     24,044.31                24,072.00
      Mar-95     25,147.83     26,379.06                26,255.00
      Jun-95     27,328.03     28,889.90                28,618.00
      Sep-95     29,306.68     31,181.28                30,593.00
      Dec-95     30,718.18     33,052.84                32,225.00
      Mar-96     32,663.51     34,826.86                33,642.00
      Jun-96     33,758.33     36,383.89                34,916.00
      Sep-96     35,185.80     37,503.00                36,020.00
      Dec-96     36,324.80     40,624.63                39,962.00

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series B (Growth-Income Series) on December 31, 1986, and reflects the fees and expenses of Series B. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $36,325. By comparison, the same $10,000 investment would have grown to $40,625 based on the S&P 500 Index's performance. The blended index consists of 80% S&P 500 and 20% Lehman Brothers Composite BB High Yield Bond Index. The same $10,000 investment in the blended index would have grown to $39,962.

SERIES C (MONEY MARKET SERIES)

February 15, 1997


Dear Contractholder:

Money market funds in 1996 became attractive alternatives for fixed-income investors, outperforming many sectors of the bond market. The Money Market Series returned 5.07% over the year, becoming the best performing of our fixed income series and outperforming its Lipper peer group average of 4.81%.*

AVERAGE MATURITY TARGET RANGE

One of our objectives throughout the year was to keep the average maturity of the portfolio holdings within ten days of that published weekly in the IBC/Donoghue Money Fund Report. We avoid the practice of skewing the average maturity strongly, either shorter or longer than the benchmark average, in order to try to outguess the Federal Reserve Bank and their interest rate movements. We believe that a more conservative approach is appropriate in our money market funds.

SECTOR REPRESENTATION IN THE PORTFOLIO

We have been adding blocks of Small Business Administration mortgage pools with interest rates which reset monthly or quarterly based on the prime rate. These AAA-rated issues provide better yields than commercial paper, and they are U.S. Government securities, so there is no additional credit risk in buying them. The greatest risk with these instruments is that the mortgages will be prepaid at a faster-than-anticipated rate. For this reason we choose to only buy issues priced at par, so that no premium will be lost in the event of escalated prepayments. Our SBA holdings now make up about 16% of the portfolio.

We have also increased our holdings of government agency issues such as Federal Farm Credit Banks, Federal Home Loan Banks, and Federal National Mortgage
Association securities. These issues, with maturities of one year or less, provide diversification from the larger position in commercial paper in the portfolio. The IBC/Donoghue average portfolio position in commercial paper is about 60%; we have reduced ours from almost 90% to the current 72% in order to be more in line with that average.

LOOKING AHEAD TO 1997

In 1996 we established an overnight funds account with the Federal Home Loan Bank in order to maximize our earnings on overnight monies. We continue to study various investment alternatives for the portfolio assets in order to provide competitive interest rates on the fund.

We expect interest rates on short-term fixed-income investments to stay within a narrow band in 1997. When inflation is modest, as it has been for the last two years, hints of escalating economic growth cause greater fluctuations in the longer maturities of the bond markets than in the short ones. We continue to strive to provide a high quality portfolio with a competitive yield for our shareholders.

Sincerely,

Barbara Davison
Fixed Income Team

Series C is neither insured nor guaranteed by the U.S. Government and does not maintain a stable net asset value at $1.00 per share.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                               1 Year        5 Years    10 Years
             Series C           5.1%          3.3%         5.3%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES D (WORLDWIDE EQUITY SERIES)

February 15, 1997

[LEXINGTON LOGO]
SUBADVISOR, LEXINGTON MANAGEMENT CORPORATION
PORTFOLIO MANAGERS, RICHARD SALER AND ALAN WAPNIK


Dear Contractholder:

The Worldwide Equity Series returned 17.47% during 1996, outperforming its benchmark, the Morgan Stanley Capital International World index, which advanced 11.72% for the year.* Although it underperformed the strong U.S. market indexes, the Series did very well when compared with other global portfolios.

GLOBAL AREAS OF STRENGTH

The Series benefited from an underweighting in Japan relative to the benchmark weighting, as that country's market declined 15.5% in U.S. dollar terms during the year. European equities as measured by the Morgan Stanley Capital International Europe Index appreciated 21.1% in 1996, propelled by falling interest rates and corporate restructuring. As Europe moved closer toward a single currency, interest rates in Finland, Sweden, and Spain fell dramatically and their markets responded with stocks rising 35% to 40%. Surprisingly, Italian interest rates fell almost 4%, yet equities there only gained 12.6%.

THE OUTLOOK FOR EUROPEAN EQUITIES

The outlook for the European stock markets remains favorable. Growth should continue to be muted by high unemployment levels. Interest rates, however, are likely to stay low due to budget cutting measures and low inflation. European companies are finally addressing shareholder concerns regarding competitiveness and profitability. Companies which have demonstrated a commitment to enhancing shareholder value through cost cutting, divestitures and share buybacks have been rewarded with higher share prices. This trend should continue over the next several years. Growth in Germany and Switzerland is likely to surprise on the upside as their weak currencies are stimulating exports. Cyclical stocks offer good value in these markets.

JAPANESE MARKETS IN 1996

As mentioned earlier, in dollar terms Japanese stocks lost 15.5% in 1996. Most of the decline came in the fourth quarter as austere budget measures heightened fears of slow growth and weak profits for 1997. Japanese stocks remain unattractive as both the public and private sectors have been slow to restructure. A further sharp fall in equities could provide an opportunity as pressure would increase for restructuring to accelerate. In the Japanese sector the Series holds primarily "Nifty Fifty" stocks such as Sony Corporation, Canon, Inc. and Toyota Motor Corporation which are competitive globally; stocks of this type are the primary ones which the Japanese market rewarded in 1996.

EMERGING MARKETS VARIED WIDELY IN PERFORMANCE

Emerging markets saw great divergence in 1996. Winners included Poland, up 57%, Hungary, up 104%, and Brazil, up 38%. On the negative side, losers included Thailand and Korea, which both fell 38%. Currently most emerging markets look very attractive as they have underperformed developed markets for the past three years. Latin America is enjoying accelerating economic activity which should positively impact profits. The Asian markets generally remain favorable due to attractive valuation levels and expected declines in interest rates.

PLANS FOR INVESTING IN 1997

Global equities look appealing under current conditions. The Worldwide Equity Series remains overweighted in emerging markets such as Malaysia, Philippines, and Chile due to expectations of falling interest rates, strong profit growth and relatively low stock prices. European equities are also overweighted with a focus on value cyclicals and restructuring companies.

We continue to underweight U.S. stocks simply because risk-reward opportunities look better elsewhere. Given a relatively anemic outlook for U.S. corporate profits we think the upside is limited while risk remains high. Finally, the portfolio remains underweighted in Japanese equities with positions primarily in large world class companies. Further sharp falls could lead to opportunities in Japanese domestic cyclicals, particularly if private and public sector restructuring emerges from the ruins.

Sincerely,

Richard Saler
Portfolio Manager

Alan Wapnick
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

       SERIES D VS. MSCIWORLD INDEX AND LEHMAN BROTHERS HIGH YIELD INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                                            LEHMAN BROTHERS
                SBL FUND SERIES D   MSCI WORLD INDEX        HIGH-YIELD INDEX

      Dec-86       10,000.00           10,000.00              10,000.00
      Mar-87       10,499.14           12,265.50              10,708.16
      Jun-87       10,043.03           13,002.38              10,543.18
      Sep-87        9,753.27           13,808.41              10,302.12
      Dec-87        9,409.74           11,676.31              10,499.31
      Mar-88        9,919.00           13,044.65              11,085.03
      Jun-88        9,872.71           12,934.38              11,349.35
      Sep-88        9,861.13           12,989.06              11,550.85
      Dec-88        9,872.71           14,472.89              11,814.86
      Mar-89        9,837.99           14,813.88              11,955.27
      Jun-89        9,884.28           14,624.66              12,390.14
      Sep-89        9,657.20           16,339.49              12,207.52
      Dec-89        8,995.94           16,961.27              11,913.39
      Mar-90        8,210.69           14,548.68              11,716.24
      Jun-90        8,279.57           15,744.43              12,210.58
      Sep-90        7,651.55           12,890.12              10,962.30
      Dec-90        6,951.18           14,159.01              10,770.83
      Mar-91        7,511.47           15,571.40              13,000.92
      Jun-91        7,283.85           15,064.96              13,959.65
      Sep-91        7,696.70           16,148.17              14,942.56
      Dec-91        7,837.01           16,845.92              15,745.45
      Mar-92        7,636.57           15,491.21              16,909.40
      Jun-92        7,756.83           15,792.26              17,374.79
      Sep-92        7,393.33           16,078.20              18,050.45
      Dec-92        7,637.06           16,060.07              18,225.60
      Mar-93        8,449.52           17,461.24              19,332.28
      Jun-93        8,876.06           18,543.96              20,146.91
      Sep-93        9,497.52           19,437.08              20,566.54
      Dec-93       10,046.30           19,774.59              21,346.22
      Mar-94       10,127.98           19,918.90              20,930.47
      Jun-94       10,311.01           20,540.97              20,860.91
      Sep-94       10,687.11           21,006.25              21,189.72
      Dec-94       10,320.70           20,878.36              21,128.15
      Mar-95       10,218.91           21,882.95              22,389.26
      Jun-95       10,503.90           22,845.39              23,751.82
      Sep-95       11,071.42           24,150.68              24,422.39
      Dec-95       11,441.84           25,328.92              25,179.26
      Mar-96       12,203.26           26,390.09              25,624.98
      Jun-96       12,882.36           27,185.21              26,049.86
      Sep-96       13,068.13           27,579.78              27,092.52
      Dec-96       13,440.26           28,873.96              28,039.34

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series D (Worldwide Equity Series) on December 31, 1986, and reflects the fees and expenses of Series D. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $13,440. By comparison, the same $10,000 investment would have grown to $28,874 based on the MSCI Index's performance.

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                          SERIES D                 MSCI WORLD INDEX

      May-91             10,000.00                     10,000.00
      Jun-91              9,651.97                      9,598.00
      Sep-91             10,199.05                     10,289.00
      Dec-91             10,384.97                     10,733.00
      Mar-92             10,119.37                      9,870.00
      Jun-92             10,278.73                     10,062.00
      Sep-92              9,797.04                     10,244.00
      Dec-92             10,120.02                     10,232.00
      Mar-93             11,196.62                     11,125.00
      Jun-93             11,761.83                     11,815.00
      Sep-93             12,585.34                     12,384.00
      Dec-93             13,312.98                     12,599.00
      Mar-94             13,420.77                     12,691.00
      Jun-94             13,663.32                     13,087.00
      Sep-94             14,161.69                     13,384.00
      Dec-94             13,676.15                     13,302.00
      Mar-95             13,541.27                     13,942.00
      Jun-95             13,918.92                     14,556.00
      Sep-95             14,670.95                     15,387.00
      Dec-95             15,161.80                     16,138.00
      Mar-96             16,170.77                     16,814.00
      Jun-96             17,070.66                     17,321.00
      Sep-96             17,316.83                     17,572.00
      Dec-96             17,809.94                     18,397.00

For the period of December 31, 1985 through April 30, 1991, the investment objective of Series D was to seek high current income by investing primarily in higher yielding, higher risk debt securities. For this period the Lehman Brothers High yield index was the appropriate benchmark index. Effective May 1, 1991, the investment objective of Series D was changed to seek long-term growth of capital primarily through investment in common stocks and equivalents of companies domiciled in foreign countries and the United States. The appropriate benchmark index from that date is the Morgan Stanley Capital International World Index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                             1 Year          5 Years        10 Years
           Series D           17.5%           11.4%          3.0%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES E (HIGH GRADE INCOME SERIES)

February 15, 1997


Dear Contractholder:

As 1996 began, the average maturity and duration of the High Grade Income Series was longer than those of the benchmark index, as we anticipated a continuation of the interest rate declines we had seen in 1995. Instead, the first major economic release of the year (the January employment figures) was much stronger than expected and startled bond investors. Fear of impending inflation drove interest rates higher, and the thirty-year Treasury bond which started 1996 at 5.94% rose to about 7.20% by June. It subsequently settled back down to 6.64% at the end of the year, but left negative total returns in its wake.

PORTFOLIO ADJUSTMENTS EARLY IN THE YEAR

During February we shortened the average duration of the portfolio to be closer in line with our benchmark index and our peer group. In addition, we received approval from the SBL Fund Board of Directors to invest in three new asset classes, including U.S. dollar-denominated foreign bonds ("Yankee" bonds), high yield bonds and mortgage-backed securities. Many of these additions to the portfolio added value throughout the year as the high yield and mortgage-backed categories both outperformed corporate bonds.

              [PHOTO OF ELAINE MILLER, JANE TEDDER, GREG HAMILTON,
                     JOHN CLELAND, TOM SWANK, STEVE BOWSER]

                   THE SECURITY MANAGEMENT FIXED-INCOME TEAM:
                   ELAINE MILLER, JANE TEDDER, GREG HAMILTON,
                     JOHN CLELAND, TOM SWANK, STEVE BOWSER

The mortgage-backed securities portion of the portfolio, approximately 15% of the holdings, added defensive value. As interest rates rise, mortgage holders are less likely to refinance their mortgages, and prepayment risk of mortgage-backed securities is reduced. We also added some "put bond" issues as a defensive step. These bonds can be sold ("put") back to the issuing company at a stated price when interest rates rise above a given level. This reduces their downside risk and helps stabilize value in a rising interest rate environment. Some of these bonds were issued by such well-known companies as Coca-Cola Enterprises, Inc., and Waste Management.

HIGH YIELD HOLDINGS IN THE SECOND HALF OF THE YEAR

In the high yield sector one of our bonds, Marvel Holdings, Inc. declined substantially in value after the company announced that they were having earnings and liquidity problems. The volatility with this issue caused us to revise our strategy for the high yield issues in the

SERIES E (HIGH GRADE INCOME SERIES)

February 15, 1997


portfolio. In order to reduce the magnitude of the negative impact any one issue can have, we will limit the block size of each high yield holding to 1% or less of the total portfolio, down from about 1.7%. We continue to concentrate on the higher quality BB-rated companies, and believe that including these bonds in the portfolio will contribute favorably to performance in the future.

OUTLOOK FOR 1997

We are positive about the outlook for bonds in 1997. Economic growth should continue at a slow but steady pace, restrained somewhat by slow consumer spending as individuals concentrate on reducing their debt burdens. The Federal Reserve Open Market Committee is expected to continue its vigilant stance against inflation. Aided by falling global inflation and interest rates, we believe U.S. bond market investors should enjoy a somewhat better year than in 1996.

Sincerely,

Greg Hamilton
Portfolio Manager

            SERIES E VS. LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                          LEHMAN BROTHERS GOVERNMENT/
                         SERIES E             CORPORATE INDEX

      Dec-86            10,000.00                10,000.00
      Mar-87            10,193.77                10,148.80
      Jun-87            10,058.97                 9,956.31
      Sep-87             9,711.50                 9,666.38
      Dec-87            10,235.69                10,230.32
      Mar-88            10,499.39                10,596.94
      Jun-88            10,626.36                10,701.40
      Sep-88            10,831.47                10,901.70
      Dec-88            10,977.97                11,006.58
      Mar-89            11,056.11                11,127.97
      Jun-89            11,954.66                12,023.02
      Sep-89            11,989.06                12,136.03
      Dec-89            12,284.31                12,573.89
      Mar-90            12,157.77                12,430.15
      Jun-90            12,663.91                12,878.25
      Sep-90            12,567.63                12,955.54
      Dec-90            13,106.73                13,616.59
      Mar-91            13,544.74                13,983.33
      Jun-91            13,780.60                14,194.99
      Sep-91            14,552.30                15,011.76
      Dec-91            15,329.54                15,812.32
      Mar-92            15,138.22                15,574.73
      Jun-92            15,712.18                16,206.93
      Sep-92            16,356.74                16,997.83
      Dec-92            16,470.60                17,010.33
      Mar-93            17,444.66                17,803.01
      Jun-93            18,051.88                18,338.16
      Sep-93            18,846.41                18,946.08
      Dec-93            18,550.25                18,891.55
      Mar-94            17,702.16                18,297.37
      Jun-94            17,177.15                18,071.18
      Sep-94            17,173.92                18,161.53
      Dec-94            17,263.84                18,228.42
      Mar-95            18,088.07                19,136.79
      Jun-95            19,002.21                20,377.49
      Sep-95            19,424.63                20,767.52
      Dec-95            20,475.47                21,735.39
      Mar-96            19,758.99                21,226.69
      Jun-96            19,758.99                21,326.38
      Sep-96            18,962.89                21,703.70
      Dec-96            19,106.19                22,366.99

                             $10,000 OVER TEN YEARS

The chart above assumes a hypothetical $10,000 investment in Series E (High Grade Income Series) on December 31, 1986, and reflects the fees and expenses of Series E. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $19,106. By comparison, the same $10,000 investment would have grown to $22,367 based on the Lehman Brothers Government/Corporate Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                               1 Year         5 Years        10 Years
          Series E             -0.7%           5.8%            7.4%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES J (EMERGING GROWTH SERIES)

February 15, 1997


Dear Contractholder:

In another strong year for stocks, the Emerging Growth Series was up 18.04%, in line with our benchmark S&P 400 Midcap Growth Index's return of 18.41%, and well above our Lipper peer group average of 16.34%.* 1996 was an unusual year for small and midcap stocks, with the largest portion of total returns coming in the first half of the year. As speculation about the continued upward direction of equity markets increased, investors became less willing to take the risk of lower liquidity in the smaller issues. In addition, a growing calendar for intitial public offerings, most of which involve small-cap companies, increased supply and hurt performance in the small and midcap sectors.

SECTORS WHICH PERFORMED WELL

The small and midcap markets underperformed their large cap counterparts in the second half of the year. The technology, interest sensitive, and energy sectors, however, were especially strong in the second half of the year. We increased the weighting in the technology issues in the third quarter, adding semiconductor and semiconductor equipment companies to the personal computer, software, and networking manufacturers we owned throughout the year. Among our semiconductor holdings were Altera Corporation (a company which manufactures programmable logic devices for computers), Linear Technology Corporation (a designer and
manufacturer  of  analog   circuits),   and  KLA   Instruments   Corporation  (a
manufacturer of products used to identify and correct problems in the fabrication of integrated circuits).

     [PHOTO OF LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND]

                    THE SECURITY MANAGEMENT SMALL CAP TEAM:
          LARRY VALENCIA, FRANK WHITSELL, CINDY SHIELDS, JOHN CLELAND

In the energy category, oil service companies performed especially well as oil and natural gas prices increased. Among our holdings in this sector is Global Marine Inc., an offshore drilling and oil and gas exploration contractor. Another prominent name is Tidewater Inc., which provides marine services and compression products to the international energy industry.

GROWTH IN SAVINGS HELPS CERTAIN FINANCIAL STOCKS

In the interest sensitive sector those companies that provide mutual funds fared well as investors poured money into various types of funds. We owned stock in such companies as SunAmerica, Inc., which specializes in retirement savings products and services, and Franklin Resources, Inc. which operates the Franklin and Templeton families of mutual funds. With consumers continuing to increase their interest in investment savings, we believe these companies should continue to prosper.

SERIES J (EMERGING GROWTH SERIES)

February 15, 1997


Among the less rewarding sectors in 1996 was health care. Many companies saw their share prices decline prior to the fall elections as investors worried about what steps might be taken to curb medical costs. One of our holdings, however, did very well. Dura Pharmaceuticals, Inc., acquires drugs from major manufacturers which sell the drugs in small quantities and thus don't view them as sales leaders. Dura then focuses attention and sales efforts on these products, generating profitable sales levels.

LOOKING AHEAD TO 1997

Because of the general underperformance of the small cap and midcap market sectors in the second half of 1996, we could be positioned to perform well in 1997 on a relative basis. Because valuations of the smaller stocks have not risen as fast as their larger counterparts, they are now more attractive for purchase than they were in early 1996. Cash flows into mutual funds should continue as the growing "baby boomer" group of investors increases savings. A wild card in the equity markets in general is the possibility of a capital gains cut, which would be very good for small and midcap stocks in general.

Sincerely,

Cindy Shields
Portfolio Manager

                            SERIES J VS. S&P MIDCAP

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                             SERIES J           S&P MIDCAP

      Oct-92                10,000.00            10,000.00
      Dec-92                12,470.00            11,174.74
      Mar-93                13,040.00            11,540.91
      Jun-93                12,980.00            11,810.13
      Sep-93                13,811.05            12,404.63
      Dec-93                14,171.07            12,735.23
      Mar-94                13,191.00            12,252.10
      Jun-94                12,110.92            11,805.78
      Sep-94                13,267.95            12,605.29
      Dec-94                13,448.06            12,280.06
      Mar-95                13,858.30            13,284.87
      Jun-95                14,708.81            14,443.63
      Sep-95                16,489.88            15,853.34
      Dec-95                16,069.63            16,079.80
      Mar-96                17,270.35            17,069.68
      Jun-96                18,611.15            17,561.20
      Sep-96                19,073.06            18,072.47
      Dec-96                18,969.12            19,167.30

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series J (Emerging Growth Series) on October 1, 1992, and reflects the fees and expenses of Series
J. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $18,969. By comparison, the same $10,000 investment would have grown to $19,167 based on the S&P Midcap Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                          1 Year            Since Inception
                                            (10-1-92)
     Series J             18.0%             16.2%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

February 15, 1997


          [LEXINGTON LOGO]              [MFR LOGO]
SUBADVISORS, MFR ADVISORS, INC., AND LEXINGTON MANAGEMENT CORPORATION PORTFOLIO MANAGERS, MARIA FIORINI RAMIREZ AND DENIS JAMISON


Dear Contractholder:

1996 was a very rewarding year for our investors, particularly during the second half. While the first six months provided a total return of 3.91%, the last six months' strong performance brought the total return of the fund for the year up to 13.69%.* This compares favorably with the Lehman Brothers Global Bond Index return of 5.37% for the year, a 0.2% return for a ten-year U.S. Treasury note, and 10.4% average for the Lipper peer group.

INTERNATIONAL STRENGTH IN THE SECOND HALF

The second half of 1996 saw an acceleration of the trends which began earlier in the year. Yields in peripheral European countries such as Spain, Italy, and Portugal, which had fallen approximately 1% in the first half of the year declined a further 2% in the second half. Restrictive fiscal policies by these governments brought about by their desire not to be left out of the European Monetary Union process and combined with rapidly declining inflation to produce these dramatic declines in yields. While there is still room for this trend to continue, we believe the majority of this convergence of yields with "core" Europe is coming to an end.

Emerging market debt also continued its good performance. With the strongest concentration of economic growth in the world, the credit quality of many emerging market countries and companies is increasing and should continue on that path in 1997.

DOLLAR BLOC PERFORMANCE

One of the differences in the second half of 1996 versus the first half is that the dollar bloc which includes Australia, Canada, New Zealand and the United States also performed very well. Interest rates which had increased in these countries in the first half on the back of a poor U.S. market reversed their upward trend. While longer term rates in the U.S. managed to decline slightly, yields in the rest of the dollar bloc fell substantially, on the order of 1% to 1.5%. Recognition of the continued trend of low inflation in these countries was the main contributing factor to the decline in yields.

OUTLOOK FOR 1997

Looking ahead to 1997, we believe that the most rewarding investments will be those that seek out improving credit quality situations, both on the country and company level. In particular, the return of strong growth to Latin America should provide fertile ground for many of these opportunities. We look forward to the challenges of the new year.

Sincerely,

Maria Fiorini Ramirez
Portfolio Manager

Denis P. Jamison
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

SERIES K (GLOBAL AGGRESSIVE BOND SERIES)

February 15, 1997


                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                               1 Year            Since Inception
                                                 (6-1-95)
          Series K             13.7%             13.6%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                 SERIES K VS. LEHMAN BROTHERS GLOBAL BOND INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                           LEHMAN BROTHERS
                       SERIES K           GLOBAL BOND INDEX

      Jun-95          10,000.00              10,000.00
      Jun-95           9,960.00              10,069.00
      Jul-95          10,100.00              10,140.49
      Aug-95          10,110.00               9,907.26
      Sep-95          10,360.00              10,131.16
      Oct-95          10,450.00              10,257.80
      Nov-95          10,500.00              10,367.56
      Dec-95          10,761.06              10,521.00
      Jan-96          10,961.12              10,427.36
      Feb-96          10,750.53              10,358.54
      Mar-96          10,824.24              10,338.86
      Apr-96          10,908.47              10,293.37
      May-96          11,034.82              10,318.07
      Jun-96          11,182.24              10,428.48
      Jul-96          11,445.47              10,613.06
      Aug-96          11,624.47              10,651.27
      Sep-96          11,761.35              10,731.15
      Oct-96          11,940.35              10,964.02
      Nov-96          12,214.12              11,128.48
      Dec-96          12,234.12              11,086.19

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series K (Global Aggressive Bond Series) on June 1, 1995, and reflects the fees and expenses of Series K. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,234. By comparison, the same $10,000 investment would have grown to $11,086 based on the Lehman Brothers Global Bond Index's performance.

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

February 15, 1997

[MERIDIAN INVESTMENT MANAGEMENT LOGO]
MANAGED BY SECURITY MANAGEMENT COMPANY

RESEARCH PROVIDED BY MERIDIAN INVESTMENT MANAGEMENT CORPORATION AND TEMPLETON/FRANKLIN INVESTMENT SERVICES, INC.


Dear Contractholder:

The Specialized Asset Allocation Series provided a total return to its shareholders of 14.24% in 1996.* As you know, in periods of strong equity market returns asset allocation portfolios will underperform the stock market indexes, but through their diversity add an element of stability that should reward shareholders in periods of declining markets. The Series performed well in line with our internal benchmark index, a blend of 40% S&P 500 Stock Index, 25% Financial Times World Index (excluding U.S.), 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index, and 5% 91-day U.S. Treasury Bills. This blended index generated a 14.43% return for the year.

RECOMMENDED ALLOCATIONS DURING THE YEAR

At the beginning of 1996 Meridian Investment Management Corporation, the provider of our asset allocation research services, recommended that the portfolio be invested 40% in U.S. equities, 35% in international equities, 15% in U.S. bonds, and 10% in real estate through real estate investment trusts. This overweighting in foreign stocks and underweighting in bonds versus the benchmark allocation continued until late in the year, when shifts were made to an underweighting in U.S. stocks, with bonds moving more in line with the benchmark. At the close of the year Meridian suggested that appropriate targets would be 34.80% U.S. equities, 33.40% international equities, 21.75% U.S. bonds, and 10.05% real estate. They still suggest no allocations to the remaining available sectors, foreign bonds and gold stocks, and only fractional amounts of cash.

INTERNATIONAL AND INDUSTRY SECTOR ALLOCATIONS

Within the international sector Meridian recommended late in December that we increase our exposure in Japan, as that market had fallen low enough that the valuations were as attractive as they had been in the last five years. They commented that Japanese companies' earnings relative to their interest rates were very favorable, and that many issues looked 30% to 40% undervalued. There also is a very low probability that interest rates in Japan will be increasing in the near future. Other countries currently represented in the international sector of the portfolio are Belgium, Germany, Hong Kong, and Italy.

In the U.S. equity portion, eleven industries are represented. The largest industry weightings are in computers, electronics, machinery, recreation, and building materials. Other industries include automotive parts, broadcasting, telecommunications, metals and mining, restaurants, and steel. These allocations are made purely on a valuation basis; that is, those sectors which appear most undervalued

SERIES M (SPECIALIZED ASSET ALLOCATION SERIES)

February 15, 1997


according to Meridian's calculations are recommended for appropriate weightings in the portfolio.

WHAT'S AHEAD FOR 1997

Looking ahead, the investment professionals at Meridian believe that the best valuations can presently be found outside the United States. Although they don't fear a dramatic selloff in the U.S. , they think that more attractive candidates exist elsewhere. They also like the U.S. bond market since prices have fallen there recently, and may be recommending an increase in that area as well.

Sincerely,

Jane Tedder
Portfolio Manager

Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

                           SERIES M VS. BLENDED INDEX
                                   AND S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                     SERIES M         BLENDED INDEX       S&P 500

      Jun-95        10,000.00          10,000.00         10,000.00
      Jun-95        10,080.00          10,083.00         10,232.00
      Jul-95        10,390.00          10,391.00         10,572.00
      Aug-95        10,390.00          10,348.00         10,598.00
      Sep-95        10,490.00          10,607.00         11,045.00
      Oct-95        10,340.00          10,520.00         11,006.00
      Nov-95        10,610.00          10,829.00         11,490.00
      Dec-95        10,710.00          11,109.00         11,710.00
      Jan-96        10,990.00          11,320.00         12,109.00
      Feb-96        11,030.00          11,348.00         12,221.00
      Mar-96        11,140.00          11,445.00         12,339.00
      Apr-96        11,370.00          11,599.00         12,521.00
      May-96        11,540.00          11,694.00         12,844.00
      Jun-96        11,450.00          11,784.00         12,893.00
      Jul-96        11,040.00          11,479.00         12,323.00
      Aug-96        11,240.00          11,640.00         12,583.00
      Sep-96        11,605.27          12,052.00         13,292.00
      Oct-96        11,635.73          12,247.00         13,658.00
      Nov-96        12,194.17          12,831.00         14,691.00
      Dec-96        12,234.78          12,800.00         14,400.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series M (Specialized Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series M. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,235. By comparison, the same $10,000 investment would have grown to $14,400 based on the S&P 500 Index's performance. Comparison is also made to a blended index of 40% S&P500, 25% Financial Times World Index, 20% Lehman Brothers Aggregate Bond Index, 10% Wilshire Real Estate Securities Index and 5% 91-Day Treasury Bill Yield. The same $10,000 investment would have grown to $12,800 based on the blended index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                                    1 Year            Since Inception
                                                      (6-1-95)
               Series M             14.2%             13.6%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

February 15, 1997

[T. ROWE PRICE LOGO]
SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, NED NOTZON


Dear Contractholder:

1996 was especially kind to stock investors and posted positive total returns for bonds in some sectors as well. The U.S. stock market climbed to new highs and the bond market rebounded from its intra-year lows. The Managed Asset Allocation Series, which is well diversified, posted a solid total return of 12.80% for the year.*

A LOOK AT THE YEAR JUST COMPLETED

The domestic stock market completed another stellar year with the Standard & Poor's 500 Stock Index, a benchmark for large-cap stocks, returning 22.95% and smaller stocks represented by the Russell 2000 Index returning 16.55%. Equity performance was driven by favorable economic growth, moderate inflation, and rising corporate profits.

During the second quarter the economy registered an annualized growth rate of 4.7%, well above the level considered compatible with moderate inflation, and long-term Treasury bond yields rose above 7%. Economic growth then slowed to around 2% in the third quarter, and long-term interest rates ended the year at 6.6% .

Investment grade bonds, represented by the Lehman Brothers Aggregate Bond Index, returned a modest 3.63% during the year, with corporate bonds outperforming government and mortgage securities. High yield bonds, which sometimes act more like stocks than like other bonds, benefited from the economic environment and contributed strongly to performance throughout the year.

Many foreign markets also experienced interest rate declines, boosting international bond returns. Even with the dampening effect of a strong U.S. dollar, which reduced returns in dollar terms, international bonds in major markets fared almost as well as their domestic counterparts over the last six months.

PERFORMANCE AND STRATEGY REVIEW

Our investment committee meets monthly to adjust the weightings of stocks, bonds, and money market securities within the specified ranges for the Series, based on market conditions and economic fundamentals. The committee left the sector weightings largely unchanged over the last six months but fine-tuned some components within the sectors. For example, we added to foreign stock holdings, and reduced exposure to domestic stocks. We favored growth over value stocks since the former usually fare better in a moderate to slowing economy.

The committee maintained a minimal weighting in cash equivalents and a slight overweighting in bonds, reducing foreign bond exposure in some areas as the U.S. dollar strengthened. We overweighted investment-grade and high yield bonds as we lightened up on foreign bonds.

We increased our exposure to foreign stocks to about 9.4% of total assets during the past six months. Most overseas markets did not perform as well as the S&P 500, causing the Series to lag its benchmark for the year. Nevertheless, absolute performance was strong, and we believe foreign equities offer very good value at this time and provide greater diversification for the Series.

SERIES N (MANAGED ASSET ALLOCATION SERIES)

February 15, 1997


OUTLOOK FOR 1997

We expect the year ahead to repeat 1996's economic pattern, with low unemployment, barely rising inflation, and moderate growth overall, but varying from quarter to quarter. Until either growth or inflation deviates from its current path, we expect long-term Treasury yields to stay between 6% and 7%. Prospects of a balanced budget in 1997 should increase the likelihood of subdued inflation over the long term, providing further strength for stocks and bonds.

Although many stocks seem overvalued, we expect the domestic market to make further progress, but returns could be more restrained than during the past two years. Overseas, many world economies are expanding as a result of lower interest rates and stronger corporate earnings. Accordingly, we are hopeful that international markets can provide solid investment opportunities as well.

Sincerely,

Edmund M. Notzon
Portfolio Manager


Investing in foreign countries may involve risks, such as currency fluctuations and political instability, not associated with investing exclusively in the U.S.

         SERIES N VS. S&P 500 AND LEHMAN BROTHERS AGGREGATE BOND INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                                         LEHMAN BROTHERS
                        SERIES N       AGGREGATE BOND INDEX     S&P 500

            Jun-95      10,000.00          10,000.00           10,000.00
            Jun-95      10,070.00          10,073.00           10,232.00
            Jul-95      10,310.00          10,050.84           10,572.00
            Aug-95      10,230.00          10,172.45           10,598.00
            Sep-95      10,440.00          10,271.13           11,045.00
            Oct-95      10,410.00          10,404.65           11,006.00
            Nov-95      10,570.00          10,560.72           11,490.00
            Dec-95      10,730.00          10,708.57           11,710.00
            Jan-96      10,920.00          10,779.25           12,109.00
            Feb-96      10,930.00          10,591.69           12,221.00
            Mar-96      10,970.00          10,517.55           12,339.00
            Apr-96      11,050.00          10,458.65           12,521.00
            May-96      11,120.00          10,437.73           12,844.00
            Jun-96      11,160.00          10,577.60           12,893.00
            Jul-96      10,890.00          10,606.16           12,323.00
            Aug-96      11,070.00          10,588.13           12,583.00
            Sep-96      11,448.68          10,772.36           13,292.00
            Oct-96      11,640.00          11,011.51           13,658.00
            Nov-96      12,173.67          11,199.80           14,691.00
            Dec-96       12103.18          11,095.65           14,400.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series N (Managed Asset Allocation Series) on June 1, 1995, and reflects the fees and expenses of Series N. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $12,103. By comparison, the same $10,000 investment would have grown to $11,096 based on the Lehman Brothers Aggregate Bond Index's performance and $14,400 based on the S&P 500 Index's performance.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                               1 Year            Since Inception
                                                 (6-1-95)
          Series N             12.8%             12.8%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES O (EQUITY INCOME SERIES)

February 15, 1997

[T. ROWE PRICE LOGO]
SUBADVISOR, T. ROWE PRICE ASSOCIATES, INC.
PORTFOLIO MANAGER, BRIAN C. ROGERS

Dear Contractholder:

The equity market and your portfolio performance were strong in 1996, reflecting good corporate earnings, a generally favorable economic and interest rate environment, and heavy investor demand. For the year as a whole equity returns were impressive, coming as they did on the heels of considerable strength in 1995. Stocks have now provided six consecutive years of positive returns with virtually no interim corrections.

PERFORMANCE RESULTS

The Equity Income Series performed well for the year, returning 20.04%.* This was slightly behind the 22.95% return of the Standard & Poor's 500 Stock Index, but ahead of the Lipper Equity Income Funds' average of 18.97%, not an uncommon pattern in strong years like 1996.

PORTFOLIO STRATEGY

While the last twelve months were strong for the broad equity market, they were challenging for income-oriented investors. Bond and money market returns were generally in the low- to mid-single-digit range in 1996, with shorter-maturity securities returning more than their longer counterparts. Two traditional high yield sectors of the equity market, electric utilities and telephone companies, were about flat on average for the year, due to their interest rate sensitivity and concern about the impact of a newly deregulated environment.

Despite poor returns from many traditional yield vehicles, the Series performed reasonably well due to the continued strength of companies in the financial (Chase Manhattan Corporation, American Express Company), health care (Warner-Lambert Company, Eli Lilly & Company), and energy (Exxon Corporation, Texaco Inc.) sectors. Many of these holdings were purchased when they were out of favor and inexpensive on a relative valuation basis. We often make investment decisions based on the tendency of a company's fundamentals and stock price to regress within historical ranges, and on investor perceptions about the relative values of these stocks to improve over the intermediate term. This was clearly the case in 1996 with respect to some of the companies mentioned above.

During the second half of the year, despite a market that had advanced sharply we were able to find opportunities in companies with higher-than-average dividend yields, limited risk, and attractive return potential. We recently initiated new positions in AT&T Corporation, Alltel Corporation, International Flavors & Fragrances, Inc., ITT Corporation, and Whirlpool Corporation, all fine companies that have struggled recently due to negative fundamental trends affecting their businesses, negative investor view s of their prospects, or some combination of these factors.

SERIES O (EQUITY INCOME SERIES)

February 15, 1997


SUMMARY AND OUTLOOK

Over the last few years stock prices have appreciated at a much faster rate than the earnings and dividends of the underlying companies. Because of this "delinkage," we expect more subdued equity performance in 1997. We are not at the point of yelling fire in a crowded theater, but simply want to raise the possibility that the year ahead may not live up to many investors' high expectations for a continuation of recent trends. Notwithstanding this cautionary tone, we continue to believe we will find interesting investment opportunities during the year.

Sincerely,

Brian C. Rogers
Portfolio Manager

                              SERIES O VS. S&P 500

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                              SERIES O             S&P 500

      Jun-95                  10,000.00           10,000.00
      Jun-95                  10,060.00           10,232.00
      Jul-95                  10,250.00           10,572.00
      Aug-95                  10,400.00           10,598.00
      Sep-95                  10,790.00           11,045.00
      Oct-95                  10,910.00           11,006.00
      Nov-95                  11,360.00           11,490.00
      Dec-95                  11,700.00           11,710.00
      Jan-96                  12,040.00           12,109.00
      Feb-96                  12,080.00           12,221.00
      Mar-96                  12,270.00           12,339.00
      Apr-96                  12,340.00           12,521.00
      May-96                  12,550.00           12,844.00
      Jun-96                  12,630.00           12,893.00
      Jul-96                  12,270.00           12,323.00
      Aug-96                  12,540.00           12,583.00
      Sep-96                  13,082.17           13,292.00
      Oct-96                  13,372.89           13,658.00
      Nov-96                  14,154.81           14,691.00
      Dec-96                  14,044.54           14,400.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series O (Equity Income Series) on June 1, 1995, and reflects the fees and expenses of Series O. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $14,045. By comparison, the same $10,000 investment would have grown to $14,400 based on the S&P 500 Index's performance.

              AVERAGE ANNUAL TOTAL RETURN AS OF DECEMBER 31, 1996*

                          1 Year            Since Inception
                                            (6-1-95)
     Series O             20.0%             23.9%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

SERIES S (SOCIAL AWARENESS SERIES)

February 15, 1997


Dear Contractholder:

The Social Awareness Series performed very well in 1996, returning 18.82%* versus the average in its peer group of 18.71%. Because of its small and midcap stock orientation, the portfolio underperformed its benchmark, the Domini Social Index, which returned 23.71% for the year. It is interesting to note that the largest 20 companies (based on market capitalization) out of the 400 listed in the Domini index provided over 60% of its total market capitalization in 1996.

AREAS OF STRONG PERFORMANCE

For a good part of the year the portfolio was overweighted in technology-related issues. In the software area our top holding was Microsoft Corporation, which returned 88.3% during the year. Networking companies Cisco Systems, Inc. and 3Com Corporation and personal computer manufacturer Compaq Computer Corporation also made substantial contributions to total return. Another "overachiever" in this sector was Intel Corporation, which we started purchasing at a price of about $85 in September; it closed the year at over $130 per share.

In the interest sensitive sector we held such issues as Federal National Mortgage Association, Finova Group, Inc., and Northern Trust Corporation. This sector performed surprisingly well, given the volatility of interest rates over the course of the year. Although energy issues were strong performers, it is always difficult to own oil issues in a socially-oriented portfolio. We did participate in the sector's growth, however, by owning gas explorers and producers such as Anadarko Petroleum Corporation and Apache Corporation.

MORE SOCIAL ISSUES RECEIVING ATTENTION

As social issues take a more prominent part in investment decisions, we like to keep our shareholders informed about new areas of concern. We note that according to the Social Investment Forum, at the end of 1995 one dollar out of every ten dollars invested was directed to funds with some level of social screening.

In the fall of 1996 the American Medical Association called upon all health care institutions to divest their portfolios of those companies with exposure to profits from tobacco products. This very important topic is moving to the forefront of social investment issues.

Other topics of social importance which are receiving more press coverage are labor-related. The first of these is the matter of working conditions for employees of textiles and apparel manufacturing companies overseasthe "sweatshop" issue. The second is on the domestic front, arising most recently in the General Motors contract negotiations, having to do with outsourcing of certain jobs and the effect it has on workers. A third topic now drawing more interest is the increased "corporatization" of business in the U.S. by companies such as Wal-Mart Stores, making it difficult for small "Mom and Pop" stores to survive.

SERIES S (SOCIAL AWARENESS SERIES)

February 15, 1997


THE OUTLOOK FOR 1997

We believe that 1997 will be an average year for stocksnot as strong as the last two years have been, but rewarding to shareholders nonetheless. In purchasing issues for the Social Awareness Series, we always look at financial performance first. If a company can meet our criteria as an investment with potential value, we then apply our social screens. Even if a company should be the best social story in the world, we would not add it to the portfolio if we didn't think it would make money for our shareholders.

Sincerely,

Cindy Shields
Portfolio Manager

                            SERIES S VS. S&P 500 AND
                              DOMINI SOCIAL INDEX

                 [LINE GRAPH WITH FOLLOWING INFORMATION CHARTED]

                    SERIES S     DOMINI SOCIAL INDEX     S&P 500

                   10,000.00         10,000.00          10,000.00
      Jun-91        9,560.00          9,906.93           9,951.00
      Sep-91       10,330.00         10,569.63          10,487.00
      Dec-91       10,550.00         11,697.27          11,364.00
      May-92       11,130.00         11,473.58          11,074.00
      Jun-92       10,050.00         11,463.42          11,292.00
      Sep-92       10,230.90         12,077.81          11,642.00
      Dec-92       12,275.08         13,111.45          12,236.00
      Mar-93       12,184.89         13,705.57          12,760.00
      Jun-93       12,525.59         13,507.89          12,826.00
      Sep-93       13,479.82         13,982.35          13,154.00
      Dec-93       13,730.56         14,230.82          13,458.00
      Mar-94       13,319.35         13,695.55          12,945.00
      Jun-94       12,807.84         13,678.17          12,997.00
      Sep-94       13,294.67         14,307.87          13,637.00
      Dec-94       13,213.17         14,255.71          13,634.00
      Mar-95       13,997.60         15,722.26          14,961.00
      Jun-95       15,026.54         17,276.28          16,381.00
      Sep-95       16,571.69         18,652.28          17,683.00
      Dec-95       16,878.77         19,704.04          18,737.00
      Mar-96       18,025.17         20,719.75          19,755.00
      Jun-96       19,366.05         21,686.75          20,647.00
      Sep-96       20,287.00         22,584.65          21,279.00
      Dec-96       20,055.75         24,375.58          23,060.00

                            $10,000 SINCE INCEPTION

The chart above assumes a hypothetical $10,000 investment in Series S (Social Awareness Series) on May 1, 1991, and reflects the fees and expenses of Series
S. On December 31, 1996, the value of the investment (assuming reinvestment of all dividends and distributions) would have been $20,056. By comparison, the same $10,000 investment would have grown to $23,060 based on the S&P 500 Index's performance and $24,376 based on the Domini Social Index.

                          AVERAGE ANNUAL TOTAL RETURN
                            AS OF DECEMBER 31, 1996*

                              1 Year   5 Year       Since Inception
                                                    (5-1-91)
          Series S            18.8%    13.7%        13.1%

* Performance figures do not reflect fees and expenses associated with an investment in variable insurance products offered by Security Benefit Life Insurance Company. Shares of a Series of SBL Fund are available only through the purchase of such products.

The performance data quoted above represents past performance. Past performance is not predictive of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES A (GROWTH)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 1.3%
   200,000  Omnicom Group, Inc. ................................    $9,150,000

            AEROSPACE & DEFENSE - 4.4%
   101,000  Boeing Company .....................................    10,743,874
   100,000  Lockheed Martin Corporation ........................     9,150,000
   180,000  McDonnell Douglas Corporation ......................    11,520,000
                                                                  ------------
                                                                    31,413,874

            BANKING & FINANCE - 5.1%
   110,000  Banc One Corporation ...............................     4,730,000
   200,000  Bank of New York Company, Inc. .....................     6,750,000
   120,000  Chase Manhattan Corporation ........................    10,710,000
   200,000  Northern Trust Corporation .........................     7,250,000
    25,000  Wells Fargo & Company ..............................     6,743,750
                                                                  ------------
                                                                    36,183,750

            CHEMICALS - BASIC - 1.8%
    40,000  du Pont (E.I.) de Nemours & Company ................     3,775,000
   225,000  Monsanto Company ...................................     8,746,875
                                                                  ------------
                                                                    12,521,875

            CHEMICALS - SPECIALTY - 2.4%
   200,000  Morton International, Inc. .........................     8,150,000
   200,000  Praxair, Inc. ......................................     9,225,000
                                                                  ------------
                                                                    17,375,000

            COMMUNICATION EQUIPMENT - 1.0%
   100,000  U.S. Robotics Corporation* .........................     7,200,000

            COMPUTER SERVICES - 5.5%
   150,000  Ceridian Corporation* ..............................     6,075,000
   100,000  Computer Sciences Corporation* .....................     8,212,500
   200,000  DST Systems, Inc.*        ` ........................     6,275,000
   150,000  Electronic Data Systems Corporation ................     6,487,500
   200,000  First Data Corporation .............................     7,300,000
   140,000  Fiserv, Inc.* ......................................     5,145,000
                                                                  ------------
                                                                    39,495,000

            COMPUTER SOFTWARE - 2.5%
    70,000  HBO & Company ......................................     4,156,250
   110,000  Microsoft Corporation* .............................     9,088,750
   112,500  Oracle Corporation* ................................     4,696,875
                                                                  ------------
                                                                    17,941,875

            CONGLOMERATE - 4.7%
   160,000  AlliedSignal, Inc. .................................    10,720,000
   400,000  Canadian Pacific Ltd. ..............................    10,600,000
   350,000  U.S. Industries, Inc.* .............................    12,031,250
                                                                  ------------
                                                                    33,351,250

            CONSUMER SERVICES - 1.3%
   400,000  ADT, Ltd.* .........................................    $9,150,000

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 3.0%
   100,000  General Electric Company ...........................     9,887,500
   150,000  Rockwell International Corporation .................     9,131,250
    90,500  Teradyne, Inc.* ....................................     2,205,938
                                                                  ------------
                                                                    21,224,688

            ENTERTAINMENT - 2.8%
   240,000  Carnival Corporation (CI. A) .......................     7,920,000
   350,000  International Game Technology ......................     6,387,500
    80,000  The Walt Disney Company ............................     5,570,000
                                                                  ------------
                                                                    19,877,500

            FERTILIZER - 0.9%
    80,000  Potash Corporation of Saskatchewan, Inc. ...........     6,800,000

            FINANCIAL SERVICES - 1.9%
    45,000  Federal Home Loan Mortgage Corporation .............     4,955,625
   240,000  Federal National Mortgage Association ..............     8,940,000
                                                                  ------------
                                                                    13,895,625

            FOOD & BEVERAGES - 7.0%
   170,000  Anheuser-Busch Companies, Inc. .....................     6,800,000
   120,000  CPC International, Inc. ............................     9,300,000
   180,000  ConAgra, Inc. ......................................     8,955,000
   300,000  PepsiCo, Inc. ......................................     8,775,000
   200,000  Sara Lee Corporation ...............................     7,450,000
    50,000  Unilever NV ADR ....................................     8,762,500
                                                                  ------------
                                                                    50,042,500

            FURNITURE - 1.2%
   250,000  Leggett & Platt, Inc. ..............................     8,656,250

            HOSPITAL MANAGEMENT - 1.1%
   200,000  Columbia/HCA Healthcare Corporation ................     8,150,000

            HOUSEHOLD PRODUCTS - 3.9%
    75,000  Colgate-Palmolive Company ..........................     6,918,750
   100,000  Gillette Company ...................................     7,775,000
    75,000  Procter & Gamble Company ...........................     8,062,500
   100,000  Tupperware Corporation .............................     5,362,500
                                                                  ------------
                                                                    28,118,750

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES A (GROWTH) (CONTINUED)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            INSURANCE - 5.0%
   175,000  Allstate Corporation ...............................   $10,128,125
    75,000  American International Group, Inc. .................     8,118,750
   210,000  Equitable Companies, Inc. ..........................     5,171,250
    35,000  General Re Corporation .............................     5,521,250
   100,000  ITT Hartford Group, Inc. ...........................     6,750,000
                                                                  ------------
                                                                    35,689,375

            MACHINERY - 0.7%
   115,000  Deere & Company ....................................     4,671,875

            MANUFACTURING - 0.7%
   185,000  Pall Corporation ...................................     4,717,500

            MEDICAL INSTRUMENTS - 3.9%
   300,000  Allegiance Corporation .............................     8,287,500
   200,000  Baxter International, Inc. .........................     8,200,000
    40,000  Becton, Dickson & Company ..........................     1,735,000
   110,000  Medtronic, Inc. ....................................     7,480,000
    50,000  U.S. Surgical Corporation ..........................     1,968,750
                                                                  ------------
                                                                    27,671,250

            NATURAL GAS - 1.2%
   170,000  Coastal Corporation ................................     8,308,750

            OIL & GAS COMPANIES - 3.5%
   140,000  Louisana Land & Exploration ........................     7,507,500
   100,000  Noble Affiliates, Inc. .............................     4,787,500
   120,000  Pennzoil Company ...................................     6,780,000
   200,000  Union Pacific Resources Group ......................     5,850,000
                                                                  ------------
                                                                    24,925,000

            OIL & GAS PIPELINES - 1.4%
   300,000  MAPCO, Inc. ........................................    10,200,000

            PAINT & ALLIED PRODUCTS - 1.1%
   140,000  Sherwin-Williams Company ...........................     7,840,000

            PETROLEUM REFINING - 2.6%
    80,000  Mobil Corporation ..................................     9,780,000
    50,000  Royal Dutch Petroleum Company ADR ..................     8,537,500
                                                                  ------------
                                                                    18,317,500

            PHARMACEUTICALS - 6.6%
   100,000  American Home Products Corporation .................     5,862,500
   100,000  Bristol-Myers Squibb Company .......................    10,875,000
   200,000  Elan Corporation PLC ADR* ..........................     6,650,000
   120,000  Merck & Company, Inc. ..............................     9,510,000
   120,000  Schering-Plough Corporation ........................     7,770,000
   100,000  SmithKline Beecham PLC ADR .........................     6,800,000
                                                                  ------------
                                                                    47,467,500

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.1%
   100,000  Eastman Kodak Company ..............................    $8,025,000

            PUBLISHING & PRINTING - 2.1%
   100,000  Gannett Company, Inc. ..............................     7,487,500
   170,000  McGraw-Hill Companies, Inc. ........................     7,841,250
                                                                  ------------
                                                                    15,328,750

            RESTAURANTS & FOOD SERVICE - 0.9%
   325,000  Wendy's International, Inc. ........................     6,662,500

            RETAIL TRADE - 5.7%
   235,000  Federated Department Stores, Inc.* .................     8,019,375
   150,000  Officemax, Inc.* ...................................     1,593,750
   170,000  Safeway, Inc.* .....................................     7,267,500
   175,000  TJX Companies, Inc. ................................     8,290,625
   350,000  Woolworth Corporation* .............................     7,656,250
   200,000  Walgreens Company ..................................     8,000,000
                                                                  ------------
                                                                    40,827,500

            SEMI-CONDUCTORS - 1.0%
    85,000  Linear Technology Corporation ......................     3,729,375
    85,000  Xilinx, Inc.* ......................................     3,129,063
                                                                  ------------
                                                                     6,858,438

            TELECOMMUNICATIONS - 0.2%
    75,000  Frontier Corporation ...............................     1,696,875

            TOYS & SPORTING GOODS - 1.0%
   250,000  Mattel, Inc. .......................................     6,937,500

            TRANSPORTATION - 1.7%
    70,000  Burlington Northern Santa Fe .......................     6,046,250
   100,000  Union Pacific Corporation ..........................     6,012,500
                                                                  ------------
                                                                    12,058,750
                                                                  ------------
            Total common stocks - Series A - 92.2% .............   658,752,000


            COMMERCIAL PAPER
            -------------------------

  $300,000  Interstate Power Company, 5.48%, 1-9-97 ............       299,635
  $600,000  Bay State Gas Company, 5.53%, 1-13-97 ..............       598,895
                                                                  ------------

            Total commercial paper - Series A - 0.1% ...........       898,530
                                                                  ------------
            Total investments - Series A - 92.3% ...............   659,650,530

            Cash and other assets, less liabilities -
              Series A - 7.7% ..................................    54,940,028
                                                                  ------------
            Total net assets - Series A - 100.0% ...............  $714,590,558
                                                                  ============

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES B (GROWTH-INCOME)

PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   PREFERRED STOCKS                                            VALUE
--------------------------------------------------------------------------------

            BANKING AND CREDIT - 0.7%
    60,000  First Nationwide Bank, $8.176 ......................    $6,870,000

            ENTERTAINMENT - 0.4%
     3,225  Time Warner, Inc. ..................................     3,502,684

            PUBLISHING & PRINTING - 0.3%
    30,000  K-III Communications Corporation ...................     2,835,000

            RADIO & TELEVISION - 0.5%
    53,344  Cablevision Systems Corporation ....................     4,654,264
                                                                  ------------
            Total preferred stocks - Series B - 1.9% ...........    17,861,948


            CORPORATE BONDS
            -------------------------

            AIR TRANSPORTATION - 0.5%
$4,125,000  Atlas Air, Inc., 12.25% - 2002 .....................     4,573,594

            AUTOMOTIVE - 0.4%
$3,400,000  Exide Corporation, 10.75% - 2002 ...................     3,570,000

            BANKS - 0.2%
            Chevy Chase Savings Bank,
$1,000,000    9.25% - 2005 .....................................     1,020,000
$1,000,000    9.25% - 2008 .....................................     1,012,500
                                                                  ------------
                                                                     2,032,500

            BUILDING MATERIALS - 0.3%
$2,750,000  Knoll, Inc., 10.875% - 2006 ........................     3,038,750

            CHEMICALS - 0.4%
$3,500,000  Envirodyne Industries, Inc., 12.00% - 2000 .........     3,723,125

            COMMUNICATIONS - 2.8%
$5,300,000  Allbritton Communications Company, 11.50% - 2004 ...     5,618,000
$4,000,000  Century Communications Corporation, 9.50% - 2005 ...     4,100,000
$5,500,000  Comcast Corporation, 9.125% - 2006 .................     5,623,750
$2,000,000  Granite Broadcasting Corporation, 12.75% - 2002 ....     2,182,500
$3,250,000  Heritage Media Corporation, 8.75% - 2006 ...........     3,136,250
$4,350,000  Rogers Cablesystems, Ltd., 9.625% - 2002 ...........     4,556,625
$2,000,000  Rogers Communications, Inc., 9.125% - 2006 .........     1,975,000
                                                                  ------------
                                                                    27,192,125

            CONSUMER GOODS & SERVICES - 0.9%
$4,775,000  Semi-Tech Corporation, 0% - 2003(1) ................     3,139,563
$5,000,000  Westpoint Stevens, Inc., 9.375% - 2005 .............     5,137,500
                                                                  ------------
                                                                     8,277,063


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            DIVERSIFIED - 0.9%
$3,500,000  Jordan Industries, Inc., 10.375% - 2003 ............    $3,456,250
 5,000,000  Sequa Corporation, 9.375% - 2003 ...................     5,050,000
                                                                  ------------
                                                                     8,506,250

            ELECTRIC & GAS COMPANIES - 0.7%
 4,500,000  AES Corporation, 10.25% - 2006 .....................     4,860,000
 2,000,000  Cal Energy Company, Inc., 9.50% - 2006 .............     2,060,000
                                                                  ------------
                                                                     6,920,000

            ENTERTAINMENT - 1.4%
 4,100,000  AMF Group, Inc., 10.875% - 2006 ....................     4,325,500
 2,000,000  Harrah's Operating Company, Inc., 10.875% - 2002 ...     2,122,500
 4,500,000  Showboat, Inc., 9.25% - 2008 .......................     4,426,875
 2,850,000  Station Casinos, Inc., 10.125% - 2006 ..............     2,857,125
                                                                  ------------
                                                                    13,732,000

            FINANCE - 0.8%
 4,000,000  Dime Bancorp, Inc., 10.50% - 2005 ..................     4,390,000
 1,550,000  Dollar Financial Group, Inc., 10.875% - 2006 .......     1,596,500
 5,000,000  Home Holdings, Inc., 7.75% - 1998 ..................     2,200,000
                                                                  ------------
                                                                     8,186,500

            FOOD & BEVERAGE TRADE - 1.6%
 4,250,000  Cott Corporation, 9.375% - 2005 ....................     4,377,500
 2,600,000  Delta Beverage Group, 9.75% - 2003 .................     2,658,500
            Southland Corporation,
 4,000,000    5.00% - 2003 .....................................     3,305,000
 1,000,000    4.50% - 2004 .....................................       763,750
 4,000,000  TLC Beatrice International Holdings, Inc.,
              11.50% - 2005 ....................................     4,240,000
                                                                  ------------
                                                                    15,344,750

            HOSPITAL MANAGEMENT - 1.0%
 4,000,000  Regency Health Services, Inc., 9.875% - 2002 .......     4,050,000
 4,750,000  Tenet Healthcare Corporation, 10.125% - 2005 .......     5,242,813
                                                                  ------------
                                                                     9,292,813

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES B (GROWTH-INCOME) (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            HOTEL & RECREATION - 0.4%
$4,000,000  Four Seasons Hotels, Inc., 9.125% - 2000 ...........    $4,085,000

            INDUSTRIAL PRODUCT - 0.4%
 3,275,000  Shop Vac Corporation, 10.625% - 2003 ...............     3,446,938

            MANUFACTURING - 0.7%
 2,100,000  Pillowtex Corporation, 10.00% - 2006 ...............     2,184,000
 4,000,000  Schuller International Group, Inc., 10.875% - 2004 .     4,460,000
                                                                  ------------
                                                                     6,644,000

            MEDICAL EQUIPMENT - 0.3%
 2,450,000  Maxxim Medical, Inc., 10.50% - 2006 ................     2,560,250

            OIL & GAS COMPANIES - 0.5%
 4,800,000  Seagull Energy Corporation, 8.625% - 2005 ..........     4,980,000

            PLASTIC PRODUCTS - 0.2%
 2,000,000  Plastic Containers, Inc., 10.00% - 2006 ............     2,065,000

            PUBLISHING & PRINTING - 0.7%
 3,500,000  Golden Books Publishing, Inc., 7.65% - 2002 ........     3,158,750
 3,250,000  K-III Communications Corporation, 10.625% - 2002 ...     3,412,500
                                                                  ------------
                                                                     6,571,250

            REAL ESTATE - 0.3%
 3,100,000  BF Saul REIT, 11.625% - 2002 .......................     3,332,500

            REFINERY - 0.4%
 3,665,000  Crown Central Petroleum Corporation, 10.875% - 2005.     3,742,881

            RESTAURANTS - 0.5%
 4,800,000  Carrols Corporation, 11.50% - 2003 .................     5,100,000

            STEEL & METAL PRODUCTS - 0.2%
 1,400,000  AK Steel Corporation, 9.125% - 2006 ................     1,438,500

            TOBACCO PRODUCTS - 0.5%
 4,300,000  Dimon, Inc., 8.875% - 2006 .........................     4,498,875

            TRANSPORTATION - 0.4%
 4,000,000  Teekay Shipping Corporation, 8.32% - 2008 ..........     4,000,000
                                                                  ------------
            Total corporate bonds - Series B  - 17.4% ..........   166,854,664


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 1.3%
   280,000  Omnicom Group, Inc. ................................   $12,810,000

            AEROSPACE & DEFENSE - 4.1%
   110,000  Boeing Company .....................................    11,701,250
   150,000  Lockheed Martin Corporation ........................    13,725,000
   220,000  McDonnell Douglas Corporation ......................    14,080,000
                                                                  ------------
                                                                    39,506,250

            BANKING & FINANCE - 4.9%
   160,000  Banc One Corporation ...............................     6,880,000
   250,000  Bank of New York Company, Inc. .....................     8,437,500
   150,000  Chase Manhattan Corporation ........................    13,387,500
   225,000  Northern Trust Corporation .........................     8,156,250
    35,000  Wells Fargo & Company ..............................     9,441,250
                                                                  ------------
                                                                    46,302,500

            CHEMICALS - BASIC - 1.6%
    40,000  du Pont (E.I.) de Nemours & Company ................    3,775,000
   300,000  Monsanto Company ...................................    11,662,500
                                                                  ------------
                                                                    15,437,500

            CHEMICALS - SPECIALTY - 2.4%
   230,000  Morton International, Inc. .........................     9,372,500
   300,000  Praxair, Inc. ......................................    13,837,500
                                                                  ------------
                                                                    23,210,000

            COMMUNICATION EQUIPMENT - 0.9%
   120,000  U.S. Robotics Corporation* .........................     8,640,000

            COMPUTER SERVICES - 3.3%
   210,000  Ceridian Corporation* ..............................     8,505,000
    60,000  Computer Sciences Corporation* .....................     4,927,500
   230,000  Electronic Data Systems Corporation ................     9,947,500
   220,000  First Data Corporation .............................     8,030,000
                                                                  ------------
                                                                    31,410,000

            COMPUTER SOFTWARE - 3.0%
   100,000  HBO & Company ......................................     5,937,500
   200,000  Microsoft Corporation* .............................    16,525,000
   150,000  Oracle Corporation* ................................     6,262,500
                                                                  ------------
                                                                    28,725,000

            CONGLOMERATE - 2.8%
   200,000  AlliedSignal, Inc. .................................    13,400,000
   500,000  Canadian Pacific, Ltd. .............................    13,250,000
                                                                  ------------
                                                                    26,650,000

            CONSUMER SERVICES - 1.2%
   500,000  ADT, Ltd.* .........................................    11,437,500

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES B (GROWTH-INCOME) (CONTINUED)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            ELECTRICAL MACHINERY & ELECTRONIC COMPONENTS - 2.4%
   140,000  General Electric Company ...........................   $13,842,500
   150,000  Rockwell International Corporation .................     9,131,250
                                                                  ------------
                                                                    22,973,750

            ENTERTAINMENT - 2.1%
   400,000  International Game Technology ......................     7,300,000
   180,000  The Walt Disney Company ............................    12,532,500
                                                                  ------------
                                                                    19,832,500

            FERTILIZER - 0.9%
   100,000  Potash Corporation of Saskatchewan, Inc. ...........     8,500,000

            FINANCIAL SERVICES - 1.8%
    50,000  Federal Home Loan Mortgage Corporation .............     5,506,250
   300,000  Federal National Mortgage Association ..............    11,175,000
                                                                  ------------
                                                                    16,681,250

            FOOD & BEVERAGES - 6.8%
   220,000  Anheuser-Busch Companies, Inc. .....................     8,800,000
   150,000  CPC International, Inc. ............................    11,625,000
   280,000  Coca-Cola Company ..................................    14,735,000
   200,000  ConAgra, Inc. ......................................     9,950,000
   300,000  Sara Lee Corporation ...............................    11,175,000
    50,000  Unilever NV ADR ....................................     8,762,500
                                                                  ------------
                                                                    65,047,500

            HOSPITAL MANAGEMENT - 1.3%
   300,000  Columbia/HCA Healthcare Corporation ................    12,225,000

            HOUSEHOLD PRODUCTS - 4.0%
    75,000  Colgate-Palmolive Company ..........................      6,918,75
   200,000  Gillette Company ...................................    15,550,000
   150,000  Procter & Gamble Company ...........................    16,125,000
                                                                  ------------
                                                                    38,593,750

            INSURANCE - 3.2%
   175,000  Allstate Corporation ...............................    10,128,125
   230,000  Equitable Companies, Inc. ..........................     5,663,750
    40,000  General Re Corporation .............................     6,310,000
   120,000  ITT Hartford Group, Inc. ...........................     8,100,000
                                                                  ------------
                                                                    30,201,875

            MACHINERY - 0.5%
   125,000  Deere & Company ....................................     5,078,125

            MANUFACTURING - 0.5%
   200,000  Pall Corporation ...................................     5,100,000

            MEDICAL INSTRUMENTS - 2.2%
   250,000  Baxter International, Inc. .........................   $10,250,000
    40,000  Becton, Dickinson & Company ........................     1,735,000
   135,000  Medtronic, Inc. ....................................     9,180,000
                                                                  ------------
                                                                    21,165,000

            NATURAL GAS - 2.6%
   225,000  Coastal Corporation ................................    10,996,875
   280,000  El Paso Natural Gas Company ........................    14,140,000
                                                                  ------------
                                                                    25,136,875

            OIL & GAS COMPANIES - 1.1%
    60,000  Pennzoil Company ...................................     3,390,000
   250,004  Union Pacific Resources Group ......................     7,312,617
                                                                  ------------
                                                                    10,702,617

            OIL & GAS PIPELINES - 1.2%
   340,000  MAPCO, Inc. ........................................    11,560,000

            PETROLEUM REFINING - 1.3%
   100,000  Mobil Corporation ..................................    12,225,000

            PHARMACEUTICALS - 6.6%
   150,000  American Home Products Corporation .................     8,793,750
   125,000  Bristol-Myers Squibb Company .......................    13,593,750
   200,000  Elan Corporation PLC ADR* ..........................     6,650,000
   175,000  Merck & Company, Inc. ..............................    13,868,750
   150,000  Schering-Plough Corporation ........................     9,712,500
   150,000  SmithKline Beecham PLC ADR .........................    10,200,000
                                                                  ------------
                                                                    62,818,750

            PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.1%
   125,000  Eastman Kodak Company ..............................    10,031,250

            PUBLISHING & PRINTING - 1.7%
   100,000  Gannett Company, Inc. ..............................     7,487,500
   200,000  McGraw-Hill Companies, Inc. ........................     9,225,000
                                                                  ------------
                                                                    16,712,500

            RESTAURANTS & FOOD SERVICE - 1.2%
    40,000  McDonald's Corporation .............................     1,810,000
   450,000  Wendy's International, Inc. ........................     9,225,000
                                                                  ------------
                                                                    11,035,000

            RETAIL TRADE - 2.6%
   330,000  Federated Department Stores, Inc.* .................    11,261,250
    80,000  TJX Companies, Inc.* ...............................     3,790,000
   450,000  Woolworth Corporation* .............................     9,843,750
                                                                  ------------
                                                                    24,895,000

            TELECOMMUNICATIONS - 0.2%
    90,000  Frontier Corporation ...............................     2,036,250

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES B (GROWTH-INCOME)

PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   PREFERRED STOCKS                                            VALUE
--------------------------------------------------------------------------------

            TOYS & SPORTING GOODS - 1.0%
   360,000  Mattel, Inc. .......................................    $9,990,000

            TRANSPORTATION - 1.6%
   110,000  Burlington Northern Santa Fe .......................     9,501,250
   100,000  Union Pacific Corporation ..........................     6,012,500
                                                                  ------------
                                                                    15,513,750
                                                                  ------------
            Total common stocks - Series B - 73.4% .............   702,184,492


            COMMERCIAL PAPER
            ------------------------------
$1,000,000  General Electric Capital Corporation,
              5.325%, 1-06-97 ..................................       999,260
  $500,000  Interstate Power Company, 5.475%, 1-08-97 ..........       499,468
$1,000,000  International Lease Finance Corporation,
              5.625%, 1-06-97 ..................................       499,609
              5.675%, 1-06-97 ..................................       499,606
                                                                  ------------
                                                                       999,215

  $600,000  McCormick & Company, Inc., 5.475%, 1-10-97 .........       599,179
$1,600,000  Northern Illinois Gas Company, 5.295%, 1-16-97 .....     1,596,470
$6,118,000  The Walt Disney Company,
              5.425%, 1-24-97 ..................................       269,064
              5.275%, 1-27-97 ..................................       896,571
              5.285%, 1-27-97 ..................................     1,195,420
              5.315%, 1-27-97 ..................................       944,361
              5.325%, 1-27-97 ..................................       896,539
              5.425%, 1-27-97 ..................................     1,892,556
                                                                  ------------
                                                                     6,094,511
                                                                  ------------

            Total commercial paper - Series B - 1.1% ...........    10,788,103
                                                                  ------------
            Total investments - Series B - 93.8% ...............   897,689,207
            Cash and other assets, less liabilities -
              Series B - 6.2% ..................................    58,897,100
                                                                  ------------
            Total net assets - Series B - 100.0% ...............  $956,586,307
                                                                  ============


                            SERIES C (MONEY MARKET)

            COMMERCIAL PAPER
            -----------------------------------

            BROKERAGE - 2.9%
$3,771,000  Merrill Lynch & Company
              6.60%, 1-02-97 ...................................      $199,963
              5.48%, 1-07-97 ...................................       199,817
              5.62%, 1-09-97 ...................................       199,750


PRINCIPAL                                                               MARKET
 AMOUNT     COMMERCIAL PAPER (CONTINUED)                                VALUE
--------------------------------------------------------------------------------

            BROKERAGE, CONTINUED
              5.35%, 1-13-97 ...................................      $997,800
              5.67%, 1-14-97 ...................................       199,591
              5.34%, 1-15-97 ...................................       120,694
              5.65%, 1-17-97 ...................................        99,749
              5.59%, 2-18-97 ...................................       992,090
              5.34%, 2-25-97 ...................................       396,440
              5.36%, 2-26-97 ...................................       346,829
                                                                  ------------
                                                                     3,752,723

            BUSINESS SERVICES - 7.0%
$3,500,000  A1 Credit Corporation, 5.30%, 1-13-97 ..............     3,492,300
 5,500,000  General Electric Capital Corporation,
              5.30%, 1-09-97 ...................................     1,497,720
              5.38%, 1-27-97 ...................................     3,984,458
                                                                  ------------
                                                                     8,974,478

            CHEMICALS - BASIC - 5.2%
 6,700,000  du Pont (E.I.) de Nemours & Company, 5.27%, 1-10-97.     6,688,676

            COMPUTER SYSTEMS - 4.7%
 6,000,000  International Business Machines Corporation,
              5.30%, 1-23-97 ...................................       996,140
              5.30%, 1-28-97 ...................................     4,976,800
                                                                  ------------
                                                                     5,972,940

            ELECTRIC UTILITIES - 14.4%
 2,530,000  Carolina Power & Light Company,
              5.30%, 2-14-97 ...................................     1,518,800
              5.38%, 2-20-97 ...................................       991,720
 3,000,000  Florida Power Corporation, 5.54%, 1-8-97 ...........     2,996,768
 6,650,000  Interstate Power Company,
              5.33%, 1-08-97 ...................................     5,793,989
              5.43%, 1-14-97 ...................................        99,804
              5.45%, 2-04-97 ...................................       746,140
   331,000  Massachusetts Electric Company, 6.05%, 1-03-97 .....       330,889
 3,100,000  Progress Capital Holdings, Inc., 5.53%, 1-07-97 ....     3,097,143
 3,000,000  Southern California Edison Company, 5.30%, 1-13-97 .     2,993,370
                                                                  ------------
                                                                    18,568,623

            ELECTRONICS - 5.1%
 6,600,000  Avnet, Inc.,
              5.42%, 1-06-97 ...................................     2,997,741
              5.35%, 1-31-97 ...................................     2,289,726
              5.40%, 1-31-97 ...................................       597,320
              5.45%, 2-21-97 ...................................       694,092
                                                                  ------------
                                                                     6,578,879

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES C (MONEY MARKET) (CONTINUED)

PRINCIPAL                                                               MARKET
 AMOUNT     COMMERCIAL PAPER (CONTINUED)                                VALUE
--------------------------------------------------------------------------------

            ENGINEERING - 0.2%
  $300,000  Fluor Corporation, 5.37%, 1-29-97 ..................      $298,747

            ENTERTAINMENT - 0.9%
 1,200,000  The Walt Disney Company, 5.28%, 1-27-97 ............     1,194,660

            FINANCIAL SERVICES - 1.3%
 1,623,000  Toyota Motor Credit Corporation,
              5.28%, 1-03-97 ...................................       999,490
              5.53%, 1-03-97 ...................................       622,809
                                                                  ------------
                                                                     1,622,299

            FOOD PROCESSING - 0.6%
   800,000  McCormick & Company, Inc.,
              5.31%, 1-10-97 ...................................        99,830
              5.47%, 1-10-97 ...................................       699,042
                                                                  ------------
                                                                       798,872

            INDUSTRIAL SERVICES - 0.8%
 1,000,000  PPG Industries, Inc., 5.32%, 2-10-97 ...............       994,089

            LEASING - 4.6%
 6,000,000  International Lease Finance Corporation,
              5.30%, 1-23-97 ...................................     5,976,840

            NATURAL GAS - 5.2%
   700,000  Laclede Gas Company, 5.37%, 1-07-97 ................       699,374
 6,020,000  Northern Illinois Gas Company,
              5.52%, 1-03-97 ...................................       899,724
              5.30%, 1-16-97 ...................................     4,089,053
              5.34%, 1-29-97 ...................................     1,015,764
                                                                  ------------
                                                                     6,703,915

            POLLUTION CONTROL - 4.9%
 6,380,000  Engelhard Corporation,
              5.32%, 2-14-97 ...................................     5,936,226
              5.55%, 2-24-97 ...................................       396,428
                                                                  ------------
                                                                     6,332,654

            RETAIL - GROCERY - 3.8%
 4,900,000  Winn-Dixie Stores, Inc., 5.30%, 1-14-97 ............     4,889,180

            TELECOMMUNICATIONS - 0.8%
 1,000,000  Ameritech Corporation, 5.27%, 1-17-97 ..............       997,100

            TOBACCO - 3.7%
$1,000,000  B.A.T. Capital Corporation, 5.45%, 1-17-97 .........      $997,578
 3,775,000  Philip Morris Companies, Inc.,
              5.30%, 1-14-97 ...................................     2,992,860
              5.53%, 1-14-97 ...................................       773,454
                                                                  ------------
                                                                     4,763,892

            WASTE - 5.8%
 7,500,000  WMX Technologies, Inc., 5.40%, 1-24-97 .............     7,469,850
                                                                  ------------
            Total commercial paper - Series C - 71.9% ..........    92,578,417

            U.S. GOVERNMENT AND GOVERNMENT AGENCY SECURITIES
            ------------------------------------------------

            FEDERAL FARM CREDIT BANKS - 2.3%
 3,000,000    4.95%, 3-03-97 ...................................     2,997,510

            FEDERAL HOME LOAN MORTGAGE - 2.3%
 3,000,000    5.63%, 12-17-97 ..................................     2,996,010

            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 6.3%
 8,000,000    4.97%, 3-10-97 ...................................     7,993,200

            SBA POOLS - 16.0%
   601,967    6.0%, 2006(3) ....................................       601,967
   816,454    6.25%, 2012(3) ...................................       816,454
   200,201    6.0%, 2018(3) ....................................       200,201
   901,880    5.875%, 2020(3) ..................................       906,389
 3,264,711    5.75%, 2021(3) ...................................     3,250,938
 1,993,677    5.75%, 2021(3) ...................................     1,986,200
 1,952,530    5.75%, 2021(4) ...................................     1,942,767
 1,978,435    5.75%, 2021(4) ...................................     1,968,543
 1,483,826    5.75%, 2021(3) ...................................     1,483,826
 2,042,864    5.875%, 2021(3) ..................................     2,042,864
 5,375,030    5.875%, 2021(3) ..................................     5,375,030
                                                                  ------------
                                                                    20,575,179
                                                                  ------------

            Total U.S. government & government agency
              securities - Series C - 26.9% ....................    34,561,899
                                                                  ------------
            Total investments - Series C - 98.8% ...............   127,140,316
            Cash & other assets, liabilities - Series C - 1.2% .     1,531,797
                                                                  ------------
            Total net assets - Series C - 100.0% ...............  $128,672,113
                                                                  ============

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES D (WORLDWIDE EQUITY)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCK                                                VALUE
--------------------------------------------------------------------------------

            AUSTRALIA - 1.2%
   578,350  QBE Insurance Group, Ltd. ..........................    $3,045,536

            AUSTRIA - 1.2%
    15,800  Wienerberger Baustoffindstrie AG ...................     3,061,016

            BELGIUM - 1.0%
    27,400  Credit Communal Holding/Dexia* .....................     2,497,223

            BRAZIL - 0.8%
   226,200  Aracruz Celulose S.A. ADR ..........................     1,866,150

            CANADA - 1.4%
    89,800  Jetform Corporation* ...............................     1,627,625
   273,800  Noranda Forest, Inc. ...............................     1,857,757
                                                                  ------------
                                                                     3,485,382

            CHILE - 2.2%
   249,000  Antofagasta Holdings PLC ...........................     1,448,787
   154,100  Banco Santander ADR ................................     2,311,500
   116,500  Maderas y Sinteticos Sociedad Anonima S.A. ADR .....     1,631,000
                                                                  ------------
                                                                     5,391,287

            FINLAND - 1.0%
   146,400  Valmet Corporation .................................     2,553,815

            FRANCE - 5.7%
    32,300  Alcatel Alsthom ....................................     2,589,598
    57,500  Elf Aquitaine S.A. ADR .............................     2,601,875
    59,900  Lafarge ............................................     3,586,808
    20,660  SGS-Thomson Microelectronics N.V.* .................     1,458,473
    33,460  Sidel ..............................................     2,297,716
    13,860  Societe Generale de Surveillance Holding S.A. "B" ..     1,495,644
                                                                  ------------
                                                                    14,030,114

            GERMANY - 3.3%
    90,400  Continental AG .....................................     1,624,856
    29,500  Daimler-Benz AG* ...................................     2,029,058
    51,500  Deutsche Bank AG ...................................     2,402,718
    44,500  Hoechst AG .........................................     2,099,235
                                                                  ------------
                                                                     8,155,867

            GREECE - 1.3%
    27,200  Ergo Bank S.A. .....................................     1,378,687
   109,400  Hellenic Tellecommunication Organization S.A. ......     1,869,080
                                                                  ------------
                                                                     3,247,767

            HONG KONG - 4.1%
   464,000  Citic Pacific, Ltd. ................................    $2,693,421
 3,623,000  Guangdong Investments ..............................     3,489,511
 2,628,000  National Mutual Asia, Ltd. .........................     2,497,196
   854,000  Peregrine Investment Holdings, Ltd. ................     1,462,897
                                                                  ------------
                                                                    10,143,025

            HUNGARY - 0.8%
    30,800  Pick Szeged Rt. ....................................     1,823,421

            INDONESIA - 1.1%
   415,500  PT Semen Clbinong ..................................     1,169,555
   803,500  PT Tambang Timah ...................................     1,462,455
                                                                  ------------
                                                                     2,632,010

            IRELAND - 2.8%
   330,400  Allied Irish Banks PLC .............................     2,214,457
 1,530,800  Jefferson Smurfit Group ............................     4,650,664
                                                                  ------------
                                                                     6,865,121

            ITALY - 2.6%
    62,500  Bulgari SpA ........................................     1,266,031
   277,200  Istituto Mobillare Italiano SpA ....................     2,359,071
   591,900  Stet Societa' Finanziarla Telefonica SpA ...........     2,683,306
                                                                  ------------
                                                                     6,308,408

            JAPAN - 8.2%
    39,810  Amway Japan, Ltd. ..................................     1,275,896
    67,000  Canon, Inc. ........................................     1,477,729
   173,000  Citizen Watch Company, Ltd. ........................     1,237,098
       900  H.I.S. Company, Ltd. ...............................        43,422
    20,500  Maruco Company, Ltd. ...............................       687,042
   112,000  Matsushita Electric Industrial Company, Ltd. .......     1,823,727
    79,000  Nitto Denko Corporation ............................     1,157,060
   113,000  Nomura Securities Company, Ltd. ....................     1,693,978
        73  NTT Data Communications Systems Corporation ........     2,132,075
   139,000  Sodick .............................................     1,149,651
    39,300  Sony Corporation ...................................     2,569,889
    64,000  Tokyo Electron, Ltd. ...............................     1,957,439
    71,000  Toyota Motor Corporation ...........................     2,036,960
   119,000  Yamato Kogyo Company, Ltd. .........................     1,097,010
                                                                  ------------
                                                                    20,338,976

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES D (WORLDWIDE EQUITY) (CONTINUED)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCK (CONTINUED)                                    VALUE
--------------------------------------------------------------------------------

            MALAYSIA - 4.6%
   270,000  Araab Malaysian Finance Bhd ........................    $1,507,421
    28,000  Berjaya Sports Toto Bhd ............................       139,695
   261,000  Hong Leong Credit Bhd ..............................     1,643,195
   966,000  Magnum Corporation Bhd .............................     1,874,238
 1,026,000  MBF Capital Bhd ....................................     1,665,646
   520,000  Sime Darby Bhd .....................................     2,048,698
   625,000  Tanjong PLC ........................................     2,499,499
                                                                  ------------
                                                                    11,378,392

            MEXICO - 1.0%
   150,500  Tubos De Acero De Mexico S.A. ADR* .................     2,389,187

            NETHERLANDS - 0.7%
    41,140  Philips Electronics N.V. ...........................     1,664,877

            NEW ZEALAND - 3.2%
 1,765,300  Brierley Investments, Ltd. .........................     1,633,893
   925,900  Carter Holt Harvey, Ltd. ...........................     2,099,920
   360,000  Fisher & Paykel Industries, Ltd. ...................     1,411,657
   908,900  Fletcher Challenge Building ........................     2,793,438
                                                                  ------------
                                                                     7,938,908

            NORWAY - 2.0%
   352,200  Fokus Banken AS ....................................     2,415,888
   145,300  Saga Petroleum AS ..................................     2,434,797
                                                                  ------------
                                                                     4,850,685

            PHILIPPINES - 1.9%
 3,871,150  C & P Homes, Inc. ..................................     1,987,092
 2,639,000  Filinvest Land, Inc.* ..............................       822,806
   242,000  Manilla Electric Company "B" .......................     1,978,327
                                                                  ------------
                                                                     4,788,225

            POLAND - 1.8%
    48,500  Debica S.A. ........................................     1,085,119
   103,533  Elektrim Towarzystwo Handlowe S.A. .................       941,040
    42,146  Wedel S.A. .........................................     2,077,453
     8,241  Zaklady Piwowarski w Zywcu S.A. ....................       383,166
                                                                  ------------
                                                                     4,486,778

            PORTUGAL - 0.8%
    30,500  Telecel-Comunicacaoes Pessoais, S.A.* ..............     1,944,927

            RUSSIA - 1.0%
    53,500  Lukoil Holdings of Russia ADR ......................     2,492,030

            SINGAPORE - 4.0%
   216,000  City Developments, Ltd. ............................    $1,945,641
   450,000  Clipsal Industries, Ltd. ...........................     1,638,000
   540,000  DBS Land, Ltd. .....................................     1,988,106
   477,000  Inchape Bhd. .......................................     1,657,269
   438,000  Jardine Strategic Holdings .........................     1,585,560
   410,000  Want Want Holdings* ................................     1,078,300
                                                                  ------------
                                                                     9,892,876

            SPAIN - 2.7%
    10,800  Banco Popular Espanol S.A. .........................     2,117,240
    39,800  Banc Santander S.A. ................................     2,542,671
    54,600  Repsol S.A. ........................................     2,090,394
                                                                  ------------
                                                                     6,750,305

            SWEDEN - 1.6%
    23,100  Astra AB ...........................................     1,140,110
   163,500  Skandinaviska Enskilda Banken ......................     1,676,180
    41,600  Svenska Handelsbanken ..............................     1,194,137
                                                                  ------------
                                                                     4,010,427

            SWITZERLAND - 3.9%
     1,560  ABB AG .............................................     1,934,430
     2,870  Nestle S.A. ........................................     3,071,517
       372  Roche Holdings AG ..................................     2,885,469
     2,950  Winterthur Schweizerische
              Versicherungs - Gesellschaft .....................     1,700,502
                                                                  ------------
                                                                     9,591,918

            THAILAND - 0.4%
    95,000  BEC World Public Company, Ltd.* ....................       859,593
    81,500  Property Perfect Public Company, Ltd. ..............        84,233
                                                                  ------------
                                                                       943,826

            UNITED KINGDOM - 8.1%
 1,422,000  Aegis Group PLC ....................................     1,484,416
   307,800  British Telecommunications PLC .....................     2,077,982
   211,900  D.F.S. Furniture Company PLC .......................     2,188,439
   678,900  Grand Metropolitan PLC .............................     5,332,669
   131,800  RTZ Corporation PLC ................................     2,112,270
    11,200  SmithKline Beecham PLC ADR .........................       761,600
   913,100  Tomkins PLC ........................................     4,195,549
   463,600  Vodafone Group PLC .................................     1,955,629
                                                                  ------------
                                                                    20,108,554

            UNITED STATES - 18.2%
    16,600  Abbott Laboratories ................................       842,450
    17,000  Ace, Ltd. ..........................................     1,022,125
    13,500  AlliedSignal, Inc. .................................       904,500
     8,100  American International Group .......................       876,825
    15,100  Aon Corporation ....................................       938,087
    24,800  Avery-Dennison Corporation .........................       877,300
    19,800  Becton, Dickinson & Company ........................       858,825
    10,100  Boeing Company .....................................     1,074,387
    25,300  Borders Group, Inc*. ...............................       907,638

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES D (WORLDWIDE EQUITY) (CONTINUED)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCK (CONTINUED)                                    VALUE
--------------------------------------------------------------------------------

            UNITED STATES, CONTINUED
    53,800  Calpine Corporation* ...............................    $1,076,000
    10,200  Citicorp ...........................................     1,050,600
    19,500  Computer Associates International, Inc. ............       970,125
    22,600  Conseco, Inc. ......................................     1,440,750
    10,800  CPC International, Inc. ............................       837,000
    21,900  Crown Cork & Seal Company, Inc. ....................     1,190,812
    33,200  Data General Corporation* ..........................       481,400
    27,700  Diamond Offshore Drilling, Inc.* ...................     1,578,900
    17,900  Dover Corporation ..................................       899,475
    25,100  Ecolab, Inc. .......................................       944,387
    23,200  Federal National Mortgage Association ..............       864,200
    26,800  Gap, Inc. ..........................................       807,350
    21,600  Hasbro, Inc. .......................................       839,700
    22,200  Hershey Foods Corporation ..........................       971,250
    15,700  Honeywell, Inc. ....................................     1,032,275
    21,800  Ingersoll-Rand Company .............................       970,100
    18,400  Johnson & Johnson ..................................       915,400
    10,500  Lockheed Martin Corporation ........................       960,750
     7,000  Mobil Corporation ..................................       855,750
    27,000  Monsanto Company ...................................     1,049,625
    22,300  NAC Re Corporation .................................       755,412
    10,000  NationsBank Corporation ............................       977,500
    20,500  Newmont Gold Company ...............................       896,875
    21,600  Nike, Inc. .........................................     1,290,600
    21,900  Norwest Corporation ................................       952,650
     4,800  PacifiCare Health Systems, Inc.* ...................       408,600
    16,500  Parker Hannifin Corporation ........................       639,375
     8,600  Procter & Gamble Company ...........................       924,500
    26,900  Safeway, Inc.* .....................................     1,149,975
     9,900  Schlumberger, Ltd. .................................       988,763
    37,000  Service Corporation International ..................     1,036,000
    32,000  Talbots, Inc. ......................................       916,000
    12,700  Union Pacific Corporation ..........................       763,588
    31,756  Union Pacific Resources Group, Inc. ................       928,863
    12,700  United Healthcare Corporation ......................       571,500
    14,400  Warner-Lambert Company .............................     1,080,000
    40,800  Williams Companies, Inc. ...........................     1,530,000
    35,600  WMX Technologies, Inc. .............................     1,161,450
                                                                  ------------
                                                                    45,009,637
                                                                  ------------
            Total common stocks - Series D - 94.6% .............   233,686,670


PRINCIPAL
AMOUNT OR
 NUMBER     FOREIGN GOVERNMENT                                          MARKET
OF SHARES   OBLIGATIONS                                                 VALUE
--------------------------------------------------------------------------------

            GERMANY - 1.8%
 7,000,000  German Treasury Bill 3.06%, due 4-18-97 ............    $4,501,249

            PREFERRED STOCKS
            ------------------------

            AUSTRIA - 0.7%
    44,100  Bank Austria AG ....................................     1,708,745

            GERMANY - 1.0%
     5,390  Sto AG .............................................     2,535,674
                                                                  ------------

            Total preferred stocks - Series D - 1.7% ...........     4,244,419
                                                                  ------------

            Total investments - Series D - 98.1% ...............   242,432,338
            Cash and other assets less liabilities - 1.9% ......     4,593,243
                                                                  ------------
            Total net assets - Series D - 100.0% ...............  $247,025,581
                                                                  ============

--------------------------------------------------------------------------------

At December 31, 1996, Series D's investment concentration by industry was as follows:

         Banking ................................   10.9%
         Capital Equipment ......................    6.4%
         Chemicals ..............................    0.4%
         Construction & Housing .................    0.8%
         Consumer Durables ......................    7.3%
         Consumer Nondurables ...................    8.0%
         Electrical and Electronics .............    4.1%
         Energy Sources .........................    5.9%
         Financial Services .....................   11.8%
         Health & Personal Care .................    3.8%
         Materials ..............................   14.0%
         Merchandising ..........................    2.4%
         Multi-industry .........................    7.3%
         Real Estate ............................    2.0%
         Services ...............................    5.4%
         Telecommunications .....................    4.3%
         Trade ..................................    0.4%
         Transportation .........................    0.3%
         Utilities ..............................    0.8%
         Cash, short-term instruments and
           other assets, less liabilities .......    3.7%
                                                   ------
         Total net assets .......................  100.0%
                                                   ======

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES E (HIGH GRADE INCOME)


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   PREFERRED STOCK                                             VALUE
--------------------------------------------------------------------------------

            ELECTRIC & GAS COMPANIES - 0.3%
    15,900  Georgia Power Capital Trust, $1.9375 ...............      $397,500

            CORPORATE BONDS
            ---------------------------

            AIR TRANSPORTATION - 3.7%
$2,500,000  Southwest Airlines Company, 7.875% - 2007 ..........     2,646,875
$1,800,000  United Airlines, 11.21% - 2014 .....................     2,335,500
                                                                  ------------
                                                                     4,982,375

            BANKS - 14.2%
            ABN AMRO Bank NV,
$1,000,000    7.55% - 2006 .....................................     1,036,250
$1,500,000    7.30% - 2026 .....................................     1,428,750
$2,750,000  Abbey National PLC, 6.69% - 2005 ...................     2,698,438
$2,000,000  BCH Cayman Islands, Ltd., 7.70% - 2006 .............     2,065,000
$3,000,000  Bank of America, 9.70% - 2000 ......................     3,296,250
$3,500,000  Bank of New York, Inc., 6.50% - 2003 ...............     3,438,750
$2,000,000  Malayan Bank of New York, 7.125% - 2005 ............     1,987,500
$3,150,000  Santander Financial Issuances, Ltd., 7.00% - 2006 ..     3,130,313
                                                                  ------------
                                                                    19,081,251

            BROKERS, DEALERS & SERVICES - 6.0%
$3,250,000  Lehman Brothers, Inc., 7.25% - 2003 ................     3,266,250
$5,000,000  Morgan Stanley Group, Inc., 7.25% - 2023 ...........     4,756,250
                                                                  ------------
                                                                     8,022,500

            CABLE SYSTEMS  - 5.0%
$3,100,000  Rogers Cablesystems, Ltd, 9.625% - 2002 ............     3,247,250
$2,000,000  TCI, 7.875% - 2013 .................................     1,825,000
$1,750,000  Viacom, Inc., 8.00% - 2006 .........................     1,701,875
                                                                  ------------
                                                                     6,774,125

            CONSUMER GOODS & SERVICES - 5.5%
$1,500,000  Semi-Tech Corporation, 0% - 20031 ..................       986,250
$1,500,000  Nike, Inc., 6.375% - 2003 ..........................     1,471,875
$5,000,000  Sears Roebuck Acceptance Corporation, 6.41% - 2001 .     4,943,750
                                                                  ------------
                                                                     7,401,875

            ELECTRONICS - 2.5%
$3,300,000  Pioneer Standards Electronics, Inc., 8.50% - 2006 ..     3,357,750

            ENTERTAINMENT - 4.2%
$2,000,000  Harrah's Operating Company, Inc. 8.75% - 2000 ......    $2,042,500
 1,250,000  Showboat, Inc., 13.50% - 2003 ......................     1,378,125
 2,200,000  Station Casinos, Inc., 10.125% - 2006 ..............     2,205,500
                                                                  ------------
                                                                     5,626,125

            FINANCE - 0.7%
 1,000,000  Countrywide Capital, 8.00% - 2026 ..................       987,500

            FOOD & BEVERAGES - 4.4%
 1,750,000  Chiquita Brands International, Inc., 10.25% - 2006 .     1,863,750
 1,500,000  Coca-Cola Enterprises, Inc., 6.70% - 2036(5) .......     1,515,000
   400,000  FEMSA Fomento Economico Mexicano SA, 9.50% - 1997 ..       405,500
 2,000,000  Panamerican Beverages, Inc., 8.125% - 2003 .........     2,050,000
                                                                  ------------
                                                                     5,834,250

            FUNERAL HOMES - 1.7%
 2,250,000  Loewen Group International, Inc., 8.25% - 2003 .....     2,278,125

            INSURANCE - 3.4%
 1,750,000  American RE Corporation, 7.45% - 2026 ..............     1,747,813
 2,700,000  Home Holdings, Inc., 7.75% - 1998 ..................     1,188,000
 1,650,000  Travelers Capital Trust, 7.75% - 2036 ..............     1,600,500
                                                                  ------------
                                                                     4,536,313

            MEDIA - 1.8%
 2,250,000  Time Warner, Inc., 9.125% - 2013 ...................     2,421,563

            MISCELLANEOUS - 1.3%
 1,750,000  Securitized Asset Sales, Inc., 7.50% - 2025 CMO ....     1,750,154

            MOTOR VEHICLES & EQUIPMENT - 5.3%
 4,000,000  Chrysler-Auburn Hills Trust, 12.00% - 2020 .........     6,035,000
 1,000,000  Ford Motor Company, 7.25% - 2008 ...................     1,010,000
                                                                  ------------
                                                                     7,045,000

            NATURAL GAS COMPANIES - 1.0%
 1,300,000  El Paso Natural Gas Company, 6.75% - 2003 ..........     1,290,250

            OIL & GAS COMPANIES - 1.2%
 1,500,000  Seagull Energy Corporation, 8.625% - 2005 ..........     1,556,250

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES E (HIGH GRADE INCOME)


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            PAPER & LUMBER PRODUCTS - 1.4%
$1,750,000  Domtar, Inc., 9.50% - 2016 .........................    $1,920,625

            PUBLISHING & PRINTING - 2.5%
   625,000  Golden Books Publishing, Inc. 7.65% - 2002 .........       564,063
 2,700,000  Valassis Inserts, Inc., 9.375% - 1999 ..............     2,781,000
                                                                  ------------
                                                                     3,345,063

            REAL ESTATE - 1.5%
 1,000,000  Chelsea GCA Realty, Inc., 7.75% - 2001 .............     1,021,250
 1,000,000  Simon DeBartolo Group Ltd., 6.875% - 2006 ..........       972,500
                                                                  ------------
                                                                     1,993,750

            SANITARY SERVICES - 1.5%
 2,000,000  Waste Management, 7.10% - 2026(5) ..................     2,060,000

            STEEL & METAL PRODUCTS - 1.0%
 1,250,000  AK Steel Corporation, 10.75% - 2004 ................     1,362,500

            TOBACCO PRODUCTS - 0.5%
   675,000  Dimon, Inc., 8.875% - 2006 .........................       706,219

            TRANSPORTATION - 0.8%
 1,000,000  Union Pacific Resources Group, Inc., 7.50% - 2026 ..     1,017,500
                                                                  ------------

            Total corporate bonds - Series E - 71.1% ...........    95,351,063


            GOVERNMENT AND GOVERNMENT AGENCY SECURITIES
            -------------------------------------------

            CANADIAN GOVERNMENT AGENCIES - 0.4%
   500,000  British Columbia Province, 6.50% - 2026 ............       463,750

            U.S. GOVERNMENT AGENCIES - 12.0%
            Federal Home Loan Mortgage Corporation,
 3,000,000    8.82% - 2004(1) ..................................     3,055,350
 1,000,000    8.00% - 2006 CMO .................................     1,052,143
 1,127,896    8.80% - 2020 CMO .................................     1,152,979
 3,250,000    9.00% - 2020 CMO .................................     3,306,373
 1,250,000    6.50% - 2021 CMO .................................     1,139,582
   661,027    7.00% - 2022 CMO .................................       588,365

            Federal National Mortgage Association,
 1,700,000    0% - 2004(1) .....................................     1,668,363
 1,700,000    6.75% - 2021 CMO .................................     1,677,952
 1,000,000    8.00% - 2021 CMO .................................     1,022,942


PRINCIPAL
AMOUNT OR
 NUMBER     GOVERNMENT AND GOVERNMENT                                   MARKET
OF SHARES   AGENCY SECURITIES (CONTINUED)                               VALUE
--------------------------------------------------------------------------------

            U.S. GOVERNMENT AGENCIES (CONTINUED)

            Government National Mortgage Association,
  $444,212    9.50% - 2009 .....................................      $476,707
  $379,788    9.50% - 2020 .....................................       405,711
  $556,928    9.00% - 2021 .....................................       584,511
                                                                  ------------
                                                                    16,130,978

            U.S. GOVERNMENT SECURITIES - 7.5%
$5,000,000  U.S. Treasury Bonds, 6.50% - 2006 ..................     5,025,000

            U.S. Treasury Notes,
$3,000,000    5.625% - 1998 ....................................     2,986,170
$2,000,000    5.75% - 1998 .....................................     1,994,780
                                                                  ------------
                                                                    10,005,950
                                                                  ------------

            Total government and government agency securities -
              Series E - 19.9% .................................    26,600,678
                                                                  ------------
            Total investments - Series E - 91.3% ...............   122,349,241
            Cash and other assets, less liabilities -
              Series E - 8.7% ..................................    11,691,870
                                                                  ------------
            Total net assets - Series E - 100.0% ...............  $134,041,111
                                                                  ============


                           SERIES J (EMERGING GROWTH)

            COMMON STOCKS
            --------------------------------

            ADVERTISING - 1.1%
    35,500  Omnicom Group, Inc. ................................    $1,624,125

            BANKS & TRUSTS - 1.3%
    30,000  State Street Boston Corporation ....................     1,935,000

            BIOTECHNOLOGY - 2.4%
    21,000  Amgen, Inc.* .......................................     1,141,875
    32,800  Biogen, Inc.* ......................................     1,271,000
    31,000  Centocor, Inc.* ....................................     1,108,250
                                                                  ------------
                                                                     3,521,125

            BROKERAGE - 2.1%
    95,500  Schwab (Charles) Corporation .......................     3,056,000

            BUSINESS SERVICES - 4.5%
    33,500  APAC Teleservices, Inc.* ...........................     1,285,563
    22,000  Cintas Corporation .................................     1,292,500
    49,000  Concord EFS, Inc.* .................................     1,384,250
    40,625  HA-LO Industries, Inc.* ............................     1,117,188
    29,500  Paychex, Inc. ......................................     1,517,406
                                                                  ------------
                                                                     6,596,907

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES J (EMERGING GROWTH) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            CHEMICALS - SPECIALTY - 2.0%
    34,500  Praxair, Inc. ......................................    $1,591,313
    23,000  Sigma-Aldrich ......................................     1,436,062
                                                                  ------------
                                                                     3,027,375

            COMMUNICATIONS - EQUIPMENT - 6.1%
    23,000  Ascend Communications, Inc.* .......................     1,428,875
    27,200  Aspect Telecommunications* .........................     1,727,200
    31,500  Checkpoint Systems, Inc. ...........................       779,625
    36,000  DSP Communications, Inc.* ..........................       697,500
    61,000  Tellabs, Inc.* .....................................     2,295,125
    30,100  U.S. Robotics Corporation* .........................     2,167,200
                                                                  ------------
                                                                     9,095,525

            COMPUTER SOFTWARE - 17.0%
    47,000  BMC Software, Inc.* ................................     1,944,625
    18,000  CBT Group PLC-ADR* .................................       976,500
    36,250  Cadence Design Systems, Inc.* ......................     1,440,938
    49,000  Cambridge Technology Partners, Inc.* ...............     1,644,562
    33,000  Clarify, Inc.* .....................................     1,584,000
    52,000  Cognos, Inc.* ......................................     1,462,500
    17,500  Electronics for Imaging, Inc.* .....................     1,439,375
    32,000  HBO & Company ......................................     1,900,000
    32,250  McAfee Associates* .................................     1,419,000
    42,000  Pairgain Technologies, Inc.* .......................     1,278,375
    47,000  Parametric Technology Corporation* .................     2,414,625
    42,000  Peoplesoft, Inc.* ..................................     2,013,375
    34,000  Project Software & Development* ....................     1,440,750
    10,000  Rational Software Corporation* .....................       395,625
    17,000  Remedy Corporation* ................................       913,750
    26,500  Veritas Software Corporation* ......................     1,318,375
    35,500  Viasoft, Inc.* .....................................     1,677,375
                                                                  ------------
                                                                    25,263,750

            COMPUTER SYSTEMS - 2.5%
    45,500  Dell Computer Corporation* .........................     2,417,188
    30,000  SCI Systems, Inc.* .................................     1,338,750
                                                                  ------------
                                                                     3,755,938

            CONSUMER SERVICES - 1.5%
    31,000  Apollo Group, Inc.* ................................     1,036,563
    35,000  Stewart Enterprises, Inc. (CL. A) ..................     1,190,000
                                                                  ------------
                                                                     2,226,563

            CONSUMER STAPLES - 1.0%
    57,000  Rexall Sundown, Inc.* ..............................     1,549,688

            ENTERTAINMENT - 3.1%
    47,000  Circus Circus Enterprises, Inc.* ...................     1,615,625
    64,000  International Game Technology ......................     1,168,000
    83,000  Mirage Resorts, Inc.* ..............................     1,794,875
                                                                  ------------
                                                                     4,578,500

            FINANCIAL SERVICES - 1.7%
    37,000  Franklin Resources, Inc. ...........................    $2,529,875

            HEALTH CARE - HMO - 0.5%
    13,400  Oxford Health Plans* ...............................       784,738

            HEALTH CARE - 4.1%
    43,500  Cardinal Health, Inc. ..............................     2,533,875
    28,500  OccuSystems, Inc.* .................................       769,500
    49,000  Omnicare, Inc. .....................................     1,574,125
    17,500  Quintiles Transnational Corporation* ...............     1,159,375
                                                                  ------------
                                                                     6,036,875

            HOSPITAL SUPPLIES/MANAGEMENT - 1.5%
    59,000  Healthsouth Corporation* ...........................     2,278,875

            HOTEL/MOTEL - 1.0%
    25,500  HFS, Inc.* .........................................     1,523,625

            INSURANCE - 3.6%
    55,250  AFLAC, Inc. ........................................     2,361,938
    66,000  SunAmerica, Inc. ...................................     2,928,750
                                                                  ------------
                                                                     5,290,688

            MANUFACTURING - 1.3%
    23,500  Illinois Tool Works ................................     1,877,062

            MEDICAL PRODUCTS - 1.8%
    27,000  Guidant Corporation ................................     1,539,000
    44,500  Hologic, Inc.* .....................................     1,101,375
                                                                  ------------
                                                                     2,640,375

            OFFICE EQUIPMENT & SUPPLIES - 0.7%
    38,500  Viking Office Products, Inc.* ......................     1,027,468

            OIL & GAS DRILLING - 0.7%
    23,000  Noble Affiliates, Inc. .............................     1,101,125

            OIL & GAS EQUIPMENT & SERVICES - 4.4%
    33,000  Ensco International, Inc.* .........................     1,600,500
    78,500  Global Marine, Inc.* ...............................     1,619,062
    18,500  Smith International, Inc.* .........................       830,187
    28,500  Tidewater, Inc. ....................................     1,289,625
    13,000  Transocean Offshore, Inc. ..........................       814,125
    15,000  Varco International, Inc.* .........................       346,875
                                                                  ------------
                                                                     6,500,374

            OIL & GAS EXPLORATION - 2.4%
    21,100  Anadarko Petroleum Corporation .....................     1,366,225
    42,000  Sonat, Inc. ........................................     2,163,000
                                                                  ------------
                                                                     3,529,225

            PACKAGING & CONTAINERS - 0.6%
    21,500  Sealed Air Corporation* ............................       894,937

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES J (EMERGING GROWTH) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            PHARMACEUTICALS - 3.2%
    67,000  Dura Pharmaceuticals, Inc.* ........................    $3,199,250
    32,000  Jones Medical Industries, Inc. .....................     1,172,000
     9,500  Medicis Pharmaceuticals Corporation ................       418,000
                                                                  ------------
                                                                     4,789,250

            POLLUTION CONTROL - 1.9%
    49,750  United States Filter Corporation* ..................     1,579,563
    36,000  United Waste Systems, Inc.* ........................     1,237,500
                                                                  ------------
                                                                     2,817,063

            RESTAURANTS - 2.0%
    50,500  Landry's Seafood Restaurants* ......................     1,079,438
    22,000  Outback Steakhouse, Inc.* ..........................       588,500
    38,250  Papa John's International, Inc.* ...................     1,290,938
                                                                  ------------
                                                                     2,958,876

            RETAIL - 5.8%
    32,500  Bed Bath & Beyond, Inc.* ...........................       788,125
    19,500  CDW Computer Centers, Inc.* ........................     1,156,594
    30,250  Consolidated Stores Corporation ....................       971,781
    37,500  Dollar General Corporation .........................     1,200,000
    42,000  Kohl's Corporation* ................................     1,648,500
    16,500  Nine West Group, Inc.* .............................       765,187
    80,250  Staples, Inc.* .....................................     1,449,515
    17,500  Tiffany & Company ..................................       640,937
                                                                  ------------
                                                                     8,620,639

            SEMI-CONDUCTORS - 7.2%
    22,500  Altera Corporation* ................................     1,635,469
    57,000  Analog Devices, Inc.* ..............................     1,930,875
    44,500  Atmel Corporation* .................................     1,474,062
    42,000  KLA Instruments Corporation* .......................     1,491,000
    34,000  Linear Technology Corporation ......................     1,491,750
    25,000  Novellus Systems, Inc.* ............................     1,354,687
    37,000  Xilinx, Inc.* ......................................     1,362,062
                                                                  ------------
                                                                    10,739,905

            TELECOMMUNICATIONS - 0.7%
    43,500  360 Communications Company* ........................     1,005,938

            TEXTILES - APPAREL - 1.5%
    27,000  Jones Apparel Group, Inc. ..........................     1,009,125
    23,500  Tommy Hilfiger Corporation* ........................     1,128,000
                                                                  ------------
                                                                     2,137,125

            TRANSPORTATION - 0.6%
    28,000  Illinois Central Corporation .......................       896,000
                                                                  ------------
            Total common stocks - Series J - 91.8% .............   136,210,534
            Cash and other assets, less liabilities -
              Series J - 8.2% ..................................    12,210,754
                                                                  ------------
            Total net assets - Series J - 100.0% ...............  $148,421,288
                                                                  ============


                       SERIES K (GLOBAL AGGRESSIVE BOND)

PRINCIPAL                                                               MARKET
 AMOUNT     GOVERNMENT OBLIGATIONS                                      VALUE
--------------------------------------------------------------------------------

            ARGENTINA - 2.5%
  $500,000  Republic of Argentina, 5.25% - 2023 ................      $315,625

            AUSTRALIA - 6.8%
   400,000  Commonwealth of Australia, 9.00% - 2004(2) .........       349,240
   700,000  New South Wales Treasury Corporation,
              6.50% - 2006(2) ..................................       514,974
                                                                  ------------
                                                                       864,214

            BRAZIL - 4.8%
  $826,027  Government of Brazil C, 4.50% - 2014 ...............       610,487

            COSTA RICA - 1.9%
  $300,000  Banco Costa Rica, 6.25% - 2010 .....................       238,500

            DOMINICAN REPUBLIC - 3.3%
  $550,000  Central Bank of Dominican Republic, 6.375% - 2024 ..       419,375

            GREECE - 3.9%
120,000,000 Hellenic Republic, 14.00% - 2003(2) ................       493,259

            HUNGARY - 2.0%
40,000,000  Government of Hungary, 21.00% - 1999(2) ............       252,496

            JORDAN - 4.6%
$1,000,000  Kingdom of Jordan, 4.00% - 2023 ....................       592,500

            NEW ZEALAND - 3.6%
   650,000  New Zealand Government, 6.50% - 2000(2) ............       452,679

            POLAND - 4.3%
 1,675,000  Government of Poland, 16.00% - 1998(2) .............       551,889

            PORTUGAL - 8.0%
            Obrig Do Tes Medio Prazo,
45,000,000    11.875% - 2000(2) ................................       337,263
80,000,000    11.875% - 2005(2) ................................       675,533
                                                                  ------------
                                                                     1,012,796

            SOUTH AFRICA - 2.1%
   600,000  Electricity Supply Commission, 11.00% - 2008(2) ....        93,913
 1,000,000  Republic of South Africa, 12.00% - 2005(2) .........       174,846
                                                                  ------------
                                                                       268,759

            SPAIN - 2.9%
40,000,000  Bonos Y Oblig Del Estado, 10.15% - 2006(2) .........       375,322
                                                                  ------------
            Total government obligations - Series K - 50.7% ....     6,447,901

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES K (GLOBAL AGGRESSIVE BOND) (CONTINUED)


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            CANADA - 8.3%
  $500,000  CHC Helicopter, 11.50% - 2002 ......................      $512,500
   500,000  Roger's Communication, Inc., 10.50% - 2006(2) ......       380,804
   200,000  Stelco, Inc., 10.40% - 2009(2) .....................       172,465
                                                                  ------------
                                                                     1,065,769

            CZECH REPUBLIC - 4.0%
 6,000,000  CEZ, a.s., 11.30% - 2005(2) ........................       222,741
 7,700,000  Skofin, S.R.O., a.s., 11.625% - 1998(2) ............       284,211
                                                                  ------------
                                                                       506,952

            DENMARK - 8.8%
 3,500,000  Nykredit, 7.00% - 2026(2) ..........................       558,620
 3,500,000  Realkredit Danmark, 7.00% - 2026(2) ................       556,128
                                                                  ------------
                                                                     1,114,748

            THAILAND - 3.1%
 9,500,000  Italian-Thai Development Company, 12.50% - 2005(2) .       398,952

            UNITED STATES - 3.5%
  $250,000  Chiquita Brands International, Inc., 10.25% - 2006 .       267,500
  $241,896  Residential Asset Securitization Trust, 7.50% - 2011       176,688
                                                                  ------------
                                                                       444,188
                                                                  ------------
            Total corporate bonds - Series K - 27.7% ...........     3,530,609


            SHORT-TERM INVESTMENTS
            ---------------------------------------

            GREECE - 3.0%
            Hellenic Treasury Bills,
75,000,000    0%, 01-31-97(2) ..................................       301,025
25,000,000    0%, 05-31-97(2) ..................................        96,477
                                                                  ------------
                                                                       397,502

            INDONESIA - 7.2%
1,000,000,000  Asia Pulp & Paper, 0%, 04-29-972 ................       403,193
1,200,000,000  Chase Manhattan Bank Time Deposit,
                 14.00%, 1-16-97(2) ............................       507,936
                                                                  ------------
                                                                       911,129

            SLOVAKIA - 3.7%
15,000,000  European Bank for Research & Development,
              12.50%, 08-19-97(2) ..............................       469,534

            UNITED STATES - 3.7%
  $500,000  U.S. Treasury Bills, 5.20%, 12-11-97 ...............       475,080
                                                                  ------------
            Total short-term investments - Series K - 17.6% ....     2,253,245
                                                                  ------------
            Total investments - Series K - 96.1% ...............   $12,231,755

            WRITTEN OPTIONS - (0.1%)
  $826,027  Call Option on Government of Brazil C Bond, strike
              price 72.75 USD - January 1997 (premium $9,147) ..       (17,937)

            Cash and other assets, less liabilities -
              Series K - 4.0% ..................................       506,077
                                                                  ------------
            Total net assets - Series K - 100.0% ...............   $12,719,895
                                                                  ============

                     SERIES M (SPECIALIZED ASSET ALLOCATION)

            CORPORATE BONDS
            ------------------------

            AIRLINES - 0.3%
  $100,000 United Airlines, Inc., 9.35% - 2016 .................      $111,869

            BANKS & CREDIT - 0.6%
   250,000  NationsBank Corporation, 7.25% - 2025 ..............       240,938

            BROKERAGE - 0.7%
   250,000  Merrill Lynch & Company, Inc., 8.00% - 2007 ........       266,562

            COMMUNICATIONS - 0.2%
    40,000  News American Holdings, 8.625% - 2003 ..............        43,200
    40,000  TCI Communications, Inc., 8.00% - 2005 .............        39,100
                                                                  ------------
                                                                        82,300
            FINANCIAL SERVICES - 0.3%
   125,000  MCN Investment Corporation, 6.32% - 2003 ...........       122,500

            INDUSTRIAL SERVICES - 1.8%
   200,000  Martin Marietta Technology, 7.375% - 2013 ..........       200,000
   500,000  Sears Roebuck Acceptance, 6.70% - 2006 .............       488,125
                                                                  ------------
                                                                       688,125

            PETROLEUM - 0.3%
   110,000  Occidental Petroleum Corporation, 6.24% - 2000 .....       108,625

            TRANSPORTATION - NON RAIL - 1.3%
   500,000  Airborn Freight Corporation, 7.35% - 2005 ..........       493,125
                                                                  ------------
            Total corporate bonds - Series M - 5.5% ............     2,114,044

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCK                                                VALUE
--------------------------------------------------------------------------------

            AUTO PARTS & SUPPLIES - 2.8%
    10,100  Arvin Industries, Inc. .............................      $249,975
     6,800  Dana Corporation ...................................       221,850
     3,100  Eaton Corporation ..................................       216,225
     3,000  Modine Manufacturing Company .......................        80,250
    14,100  Simpson Industries .................................       153,558
     3,900  Standard Products Company ..........................        99,450
     3,200  Walbro Corporation .................................        58,400
                                                                  ------------
                                                                     1,079,708

            BROADCAST MEDIA - 2.5%
     4,000  A.H. Belo Corporation ..............................       139,500
     2,000  Chris-Craft Industries, Inc. .......................        83,750
     1,200  TCI Satellite Entertainment, Inc. ..................        11,850
    12,000  Tele-Communications, Inc.* .........................       156,750
     5,000  Time Warner, Inc. ..................................       187,500
    10,000  U.S. West Media Group* .............................       185,000
     6,000  Viacom, Inc.* ......................................       207,000
                                                                  ------------
                                                                       971,350

            BUILDING MATERIALS - 3.6%
     4,200  Ameron International Corporation ...................       216,825
       500  Armstrong World Industries, Inc. ...................        34,750
     3,050  Butler Manufacturing Company .......................       123,525
     8,100  Crane Company ......................................       234,900
     6,500  Jacobs Engineering Group* ..........................       153,563
    16,500  Schuller Corporation ...............................       175,312
    10,000  TJ International, Inc. .............................       232,500
     9,500  Thomas Industries, Inc. ............................       198,313
                                                                  ------------
                                                                     1,369,688

            COMPUTER SYSTEMS - 4.2%
    10,000  American Power Conversion Corporation* .............       272,500
     4,000  Compaq Computer Corporation* .......................       297,000
     4,200  Dell Computer Corporation* .........................       223,125
     1,800  Hewlett-Packard Company ............................        90,450
     1,200  International Business Machines Corporation ........       181,200
     1,000  Quantum Corporation* ...............................        28,625
     4,300  SCI Systems, Inc.* .................................       191,888
     7,000  Sun Microsystems, Inc.* ............................       179,812
     9,100  Tandem Computers, Inc.* ............................       125,125
                                                                  ------------
                                                                     1,589,725

            ELECTRONICS - 3.7%
     5,000  Bell Industries* ...................................       106,875
     9,200  CTS Corporation ....................................       393,300
     8,400  Fluke (John) Manufacturing Company .................       374,850
     5,300  Harris Corporation .................................       363,713
    10,000  Zero Corporation ...................................       200,000
                                                                  ------------
                                                                     1,438,738

            MACHINERY - 4.0%
       600  Applied Power, Inc. ................................       $23,775
     3,000  Bearings, Inc. .....................................        83,625
     1,600  Briggs & Stratton Corporation ......................        70,400
     2,400  Donaldson Company, Inc. ............................        80,400
     3,200  Dover Corporation ..................................       160,800
     4,200  Duriron Company, Inc. ..............................       113,925
     4,500  GATX Corporation ...................................       218,250
     3,000  Goulds Pumps, Inc. .................................        68,813
     5,650  Graco, Inc. ........................................       138,425
     2,100  Kaydon Corporation .................................        98,962
     3,200  Lindsay Manufacturing Company ......................       149,600
     4,300  Parker-Hannifin Corporation ........................       166,625
     4,700  Trinova Corporation ................................       170,962
                                                                  ------------
                                                                     1,544,562

            MINING & METALS - 2.4%
     9,500  Asarco, Inc. .......................................       236,313
    10,300  Ashland Coal, Inc. .................................       285,825
     6,800  Brush Wellman, Inc. ................................       111,350
     2,000  Handy & Harman .....................................        35,000
     3,500  Phelps Dodge Corporation ...........................       236,250
                                                                  ------------
                                                                       904,738

            RECREATION - 3.6%
    12,400  Brunswick Corporation ..............................       297,600
    11,300  Callaway Golf Company ..............................       324,875
     5,200  Harcourt General, Inc. .............................       239,850
     4,100  Harley Davidson, Inc. ..............................       192,700
     8,600  King World Productions, Inc.* ......................       317,125
                                                                  ------------
                                                                     1,372,150

            RESTAURANTS - 2.5%
     3,000  Applebees International, Inc. ......................        82,500
     3,500  CKE Restaurants, Inc. ..............................       126,000
     9,000  International Dairy Queen, Inc.* ...................       180,000
     8,000  Luby's Cafeterias, Inc. ............................       159,000
    10,000  Ruby Tuesday, Inc.* ................................       185,000
    20,000  Ryan's Family Steak House, Inc.* ...................       137,500
     5,000  Wendy's International, Inc. ........................       102,500
                                                                  ------------
                                                                       972,500
            STEEL - 2.2%
     2,600  Carpenter Technology Corporation ...................        95,225
     3,100  Cleveland Cliffs, Inc. .............................       140,662
     6,000  Commercial Metals Company ..........................       180,750
     8,500  Oregon Steel Mills, Inc. ...........................       142,375
     8,200  Quanex Corporation .................................       224,475
     5,200  Steel Technologies, Inc. ...........................        68,900
                                                                  ------------
                                                                       852,387

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERMEIS M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)

PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 2.3%
     2,400  Ameritech Corporation ..............................      $145,500
     2,000  Bell Atlantic Corporation ..........................       129,500
     2,900  BellSouth Corporation ..............................       117,087
     3,100  GTE Corporation ....................................       141,050
     1,000  Nynex Corporation ..................................        48,125
     1,200  Pacific Telesis Group ..............................        44,100
     2,500  Southern New England Telecommunications ............        97,187
     3,400  Sprint Corporation .................................       135,575
       366  360 Communications Company* ........................         8,464
                                                                  ------------
                                                                       866,588
                                                                  ------------
            Total common stocks - Series M - 33.8% .............    12,962,134


            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            -----------------------------------------

            U.S. GOVERNMENT AGENCIES - 11.5%
            Federal Home Loan Mortgage Corporation,
   $63,206    6.0% - 2006 ......................................        61,130
  $250,000    7.0% - 2020 ......................................       246,438
  $100,000    7.0% - 2021 ......................................        97,472
            Federal National Mortgage Association,
$3,000,000    5.25% - 3-21-97 ..................................     2,964,840
  $189,222    6.5% - 2008 ......................................       172,175
  $392,755    6.5% - 2018 ......................................       375,934
  $170,000    6.95% - 2020 .....................................       163,166
  $160,000    7.5% - 2020 ......................................       159,509
  $150,000    8.8% - 2025 ......................................       156,656
   $90,000  Financing Corporation, 0% - 2010 ...................        33,693
                                                                  ------------
                                                                     4,431,013

            U.S. GOVERNMENT SECURITIES - 3.2%
  $775,000  U.S. Treasury Bond, 6.0% - 2026 ....................       705,343
            U.S. Treasury Notes,
  $375,000    6.38% - 2002 .....................................       377,622
  $100,000    5.875% - 2005 ....................................        96,415
   $50,000    6.5% - 2005 ......................................        50,315
                                                                  ------------
                                                                     1,229,695
                                                                  ------------
            Total U.S. government & government agencies -
              Series M - 14.7% .................................     5,660,708


 NUMBER     REAL ESTATE                                                 MARKET
OF SHARES   INVESTMENT TRUSTS                                           VALUE
--------------------------------------------------------------------------------

    14,600  BRE Properties, Inc. ...............................      $361,350
    15,200  Federal Realty Investment Trust ....................       412,300
     9,400  First Union Real Estate Investment Trust ...........       115,150
     4,400  HRE Properties .....................................        79,200
     5,354  Homestead Village, Inc.* ...........................        97,041
     3,592  Homestead Village, Inc. Warrants ...................        29,185
     5,100  MGI Properties, Inc. ...............................       112,200
    25,700  New Plan Realty Trust ..............................       652,138
     3,900  Pennsylvania Real Estate Investment Trust ..........        95,062
     5,000  Santa Anita Realty Enterprises, Inc. ...............       131,250
    32,600  Security Capital Pacific Trust .....................       745,725
    26,100  United Dominion Realty Trust .......................       404,550
    14,100  Washington Real Estate Investment Trust ............       246,750
    11,800  Weingarten Realty Investors ........................       479,375
                                                                  ------------

            Total real estate investment trusts -
              Series M - 10.3% .................................     3,961,276

            FOREIGN STOCKS
            --------------------------------------

            BELGIUM - 6.6%
        50  Bekaert SA .........................................        31,718
       600  Cementbedrijven Cimenteries ........................        54,495
     1,550  Delhaize - Le Lion .................................        91,982
     1,900  Electrabel .........................................       449,212
     1,750  Fortis AG ..........................................       280,423
       900  Gevaert Photo Productions ..........................        62,334
       700  Groupe Bruxelles Lambert ...........................        90,022
     1,050  Kredietbank ........................................       343,780
     1,050  Petrofina SA .......................................       333,863
       650  Royale Belgium .....................................       134,033
       500  Solvay SA ..........................................       305,766
       700  Tractebel Investment International .................       325,599
       500  Union Miniere* .....................................        33,843
                                                                  ------------
                                                                     2,537,070

            GERMANY - 6.8%
       214  Allianz AG Holding .................................       384,645
     6,419  BASF AG ............................................       245,746
     4,365  Bayer AG ...........................................       176,882
     1,198  Continental AG .....................................        21,649
     5,050  Daimler-Benz AG* ...................................       345,709
        86  Degussa AG .........................................        39,063
     4,108  Deutsche Bank AG ...................................       191,391
     7,189  Dresdner Bank AG ...................................       214,582

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            GERMANY, CONTINUED
        43  Friedrich Grohe AG-Vorzugsak .......................       $11,998
       471  Heidelberger Zement AG .............................        37,959
     1,070  Hochtief AG ........................................        42,005
        86  Linde AG ...........................................        52,177
     1,113  Merck KGAA .........................................        39,974
        43  Muenchener Rueckversicherungs-Gesellschaft AG ......       104,214
       428  Preussag AG ........................................        96,647
       728  SAP AG .............................................        99,437
     6,162  Siemens AG .........................................       285,567
     3,766  Veba AG ............................................       216,267
                                                                  ------------
                                                                     2,605,912

            HONG KONG - 3.1%
    14,000  Bank of East Asia ..................................        62,262
    16,000  Cathay Pacific Airways .............................        25,236
    16,000  Cheung Kong Holdings ...............................       142,211
    16,000  China Light & Power Company ........................        71,157
    36,000  Chinese Estates ....................................        40,026
     3,000  Dicksons Concept International .....................        11,248
     5,000  Elec & Eltek International Holdings ................         1,099
     5,591  Evergo China Holdings Limited* .....................           932
    10,000  Hong Kong & Shanghai Hotels ........................        18,875
    74,850  Hong Kong Telecommunications .......................       120,476
    17,000  Hong Kong & China Gas ..............................        32,857
    26,000  Hutchinson Whampoa Limited .........................       204,202
     4,000  Johnson Elect ......................................        11,067
     3,000  Kumagai Gumi .......................................         3,491
     3,000  Lai-Sun Garment International ......................         4,771
       500  Melco International Develop ........................           174
    27,000  Oriental Press Group ...............................        12,130
     5,000  Peregrine Investments Holdings .....................         8,565
     6,000  Shon Tak Holdings ..................................         3,995
    14,000  Sun Hung Kai Properties ............................       171,493
     5,000  Swire Pacific, Ltd. ................................        47,673
   105,000  Tai Cheung Holdings ................................        99,095
    11,000  Wing Lung Bank .....................................        74,660
                                                                  ------------
                                                                     1,167,695

            ITALY - 5.8%
    12,650  Assicurazioni Gererali .............................       239,189
     9,000  Banco Ambrosiano Vento .............................        21,605
    37,000  Banco Commerciale Italiane .........................        67,162
     2,500  Benetton Group SPA .................................        31,552
    37,500  Credito Italiano ...................................        41,088
    19,000  Edison SPA .........................................       119,961
    70,000  Fiat SPA ...........................................       211,312
    14,000  Fiat SPA-Private Preferred .........................        23,065
   115,977  Ina-Instituto Naz Assicuraz ........................       150,720
    12,500  Instituto Banc San Paolo Tori ......................        76,455
    11,441  Instituto Mobiliare Italiano .......................        97,818
    23,000  Mediobanca .........................................       123,811
    51,800  Montedison SPA* ....................................        35,226
    42,500  Olivetti Group* ....................................        14,954
    85,000  Pirelli PSA ........................................       157,366
     4,500  Ras-Riun Adriat Di Sicurta .........................        41,878
     4,000  Sirti SPA ..........................................        24,203
   138,200  Telecom Italia Mobile SPA ..........................       348,568
    27,614  Telecom Italia Mobile-DRNC .........................        39,319
    20,000  Telecom Italia-RNC .................................        38,935
   130,000  Telecom Italia-SPA .................................       336,863
                                                                  ------------
                                                                     2,241,050

            JAPAN - 9.0%
     7,000  Bank of Yokohama Limited ...........................        45,231
     6,000  Daiei, Inc. ........................................        45,748
         8  East Japan Railway Company .........................        35,909
       700  Fanuc ..............................................        22,374
     9,000  Fuji Bank, Ltd. ....................................       131,042
     1,000  Fuji Photo Film ....................................        32,911
     7,000  Fujitsu, Ltd. ......................................        65,133
     6,000  Furukawa Electric Company ..........................        28,379
     8,000  Hitachi Ltd. (Hit. Seisakusho) .....................        74,438
     6,000  Hokuriku Bank ......................................        29,362
     2,000  Honda Motor Company, Ltd. ..........................        57,034
     7,000  Industrial Bank of Japan ...........................       121,220
     1,000  Ito-Yokado Company, Ltd. ...........................        43,422
     3,000  Itoham Foods .......................................        18,558
    13,000  Japan Airlines* ....................................        68,881
     6,000  Japan Energy Corporation ...........................        16,283
    13,000  Kawasaki Heavy Industries ..........................        53,649
     1,000  KAO Corporation ....................................        11,631
     6,000  Komatsu, Ltd. ......................................        49,108
     2,000  Komori Corporation .................................        42,388
     2,000  Marui Company, Ltd. ................................        36,013
     8,000  Matsushita Electric Industrial Company, Ltd. .......       130,266
     9,000  Mitsubishi Corporation .............................        93,047
    11,000  Mitsubishi Heavy Industrial, Ltd. ..................        87,189
    12,000  Mitsubishi Materials Corporation ...................        48,385
     2,000  Mori Seiki .........................................        27,570
     2,000  NEC Corporation ....................................        24,123
     2,000  Nippon Comsys Corporation ..........................        22,745
    13,000  Nippon Oil Company, Ltd. ...........................        66,641
     3,000  Nippon Shokubai K.K. Company .......................        22,228
     3,000  Nippondenso Company, Ltd. ..........................        72,112
     6,000  Normura Securities Company, Ltd. ...................        89,946
    13,000  NSK Limited ........................................        78,625
     2,000  Onward Kashiyama Company, Ltd. .....................        28,086
     1,100  Oyo Corporation ....................................        47,670
     2,000  Sakura Bank, Ltd. ..................................        14,267
     1,000  Sankyo Company, Ltd. ...............................        28,259
     1,000  Secom ..............................................        60,395

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES M (SPECIALIZED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   FOREIGN STOCKS (CONTINUED)                                  VALUE
--------------------------------------------------------------------------------

            JAPAN, CONTINUED
       500  Sega Enterprises ...................................       $16,800
    10,000  Sekisui House, Ltd. ................................       101,663
    12,000  Shimizu Corporation ................................        89,429
     4,000  Shin-Etsu Chemical Company .........................        72,715
    11,000  Sumitiomo Bank .....................................       158,266
    18,000  Sumitomo Chemical Company ..........................        71,181
     7,000  Sumitomo Heavy Industries* .........................        21,229
     3,000  Sumitomo Marine & Fire .............................        18,609
     2,000  Taisho Pharmaceutical ..............................        47,041
    10,000  The Bank of Tokyo-Mitsubishi .......................       185,233
     7,000  Tokai Bank .........................................        72,973
     3,000  Tokyo Dome Corporation .............................        52,210
     8,500  Tokyo Electric Power ...............................       186,008
     2,000  Tokyo Style ........................................        27,914
    13,000  Tokyu Corporation ..................................        73,697
     1,000  Tostem Corporation .................................        27,570
     2,000  Toyoda Automatic Loom Works ........................        37,391
     6,000  Toyota Motor Corporation ...........................       172,137
    12,000  Yamaichi Securities ................................        53,244
                                                                  ------------
                                                                     3,455,578
                                                                  ------------

            Total foreign stocks - Series M - 31.3% ............    12,007,305

            FOREIGN WARRANTS
            ---------------------------
            HONG KONG - 0.0%
     1,500  Hong Kong and China Gas-Warrants 9-30-97 ...........           834
     1,000  Kumagai Gumi-Warrants 6-30-98 ......................           427
     5,700  Oriental Press Group-Warrants 10-02-98 .............           405
     1,000  Peregrine Investment Holdings-Warrants 5-15-98 .....           320
                                                                  ------------
            Total foreign warrants - Series M - 0.0% ...........         1,986

            TEMPORARY CASH INVESTMENTS
            -------------------------------------
   353,000  Vista Federal Money Market Fund ....................       353,000
                                                                  ------------
            Total temporary cash - Series M - 0.9% .............       353,000
                                                                  ------------
            Total investments - Series M - 96.5% ...............    37,060,453
            Cash & other assets, less liabilities - 3.5% .......     1,335,470
                                                                  ------------
            Total net assets - Series M - 100.0% ...............   $38,395,923
                                                                  ============


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            AEROSPACE & DEFENSE - 0.2%
   $35,000  B.E. Aerospace, 9.875% - 2006 ......................       $36,531

            AUTO PARTS & SUPPLIES - 0.2%
    50,000  Speedy Muffler King, Inc., 10.875% - 2006 ..........        53,500

            BANKS & CREDIT - 0.4%
   100,000  Bankers Trust-NY, 7.25% - 2003 .....................       102,000

            BROADCAST MEDIA - 0.2%
    50,000  Young Broadcasting Corporation, 10.125% - 2005 .....        51,125

            CHEMICALS - SPECIALTY - 0.5%
    50,000  Agricultural Minerals & Chemicals, 10.75% - 2003 ...        53,312
    50,000  IMC Fertilizer Group, Inc., 9.45% - 2011 ...........        58,000
                                                                  ------------
                                                                       111,312

            ELECTRIC UTILITIES - 2.6%
    50,000  El Paso Electric Company, 8.90% - 2006 .............        52,125
   100,000  Florida Power & Light Company, 5.70% - 1998 ........        99,625
   140,000  Midwest Power System, 7.125% - 2003 ................       143,325
   100,000  Monongahela Power, 8.50% - 2022 ....................       106,125
    50,000  Southern California Edison, 6.50% - 2001 ...........        49,625
   110,000  Texas Utilities, 5.875% - 1998 .....................       109,587
    50,000  Wisconsin Electric Power, 5.875% - 1997 ............        50,000
                                                                  ------------
                                                                       610,412

            ENTERTAINMENT - 0.3%
    25,000  Six Flags Theme Parks, 0% - 2005(1) ................        23,469
    49,588  United Artists Theatre, 9.30% - 2016 ...............        46,117
                                                                  ------------
                                                                        69,586

            FINANCIAL SERVICES - 0.2%
    50,000  Trump Atlantic City, 11.25% - 2006 .................        49,375

            INDUSTRIAL SERVICES - 8.1%
    50,000  Allied Waste North America, 10.25% - 2006 ..........        52,625
   100,000  American Safety Razor Company, 9.875% - 2005 .......       105,875
    50,000  Building Materials Corporation, 0% - 2004(1) .......        43,250
    50,000  Chancellor Broadcasting, 9.375% - 2004 .............        50,750

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


PRINCIPAL                                                               MARKET
 AMOUNT     CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            INDUSTRIAL SERVICES, CONTINUED
   $50,000  Coinmach Corporation, 11.75% - 2005 ................       $53,750
    80,000  Columbia/HCA Healthcare, 8.85% - 2007 ..............        90,200
    50,000  Communications & Power Industry, 12.00% - 2005 .....        55,750
    50,000  Consol Cigar, 10.50% - 2003 ........................        52,438
    50,000  Doane Products Company, 10.625% - 2006 .............        53,250
    50,000  Dominion Textile USA, 9.25% - 2006 .................        51,000
    50,000  Dual Drilling Company, 9.875% - 2004 ...............        54,188
    50,000  Freeport McMoran Resource Partners, LP, 7.00% - 2008        48,063
    50,000  Fundy Cable Ltd., 11.00% - 2005 ....................        53,000
    25,000  Gaylord Container Corporation, 12.75% - 2005 .......        27,438
    50,000  Hayes Wheels International, Inc., 11.00% - 2006 ....        54,250
    50,000  Haynes International, Inc., 11.625% - 2004 .........        52,625
    50,000  Herff Jones, Inc., 11.00% - 2005 ...................        53,875
    50,000  HMC Acquisition Properties, 9.00% - 2007 ...........        50,625
    50,000  Host Marriott Travel Plaza, 9.50% - 2005 ...........        52,125
    25,000  K & F Industries, 13.75% - 2001 ....................        26,312
    50,000  Kelley Oil & Gas Corporation, 10.375% - 2006 .......        51,875
    50,000  Lenfest Communications, 8.375% - 2005 ..............        48,375
    50,000  Loehmann's, Inc., 11.875% - 2003 ...................        52,375
    50,000  Owens & Minor, Inc., 10.875% - 2006 ................        53,625
    50,000  Petroleum Heat & Power, 12.25% - 2005 ..............        55,750
    50,000  Portola Packaging, Inc., 10.75% - 2005 .............        52,000
   100,000  Price/Costco, Inc., 7.125% - 2005 ..................       100,000
   100,000  Raytheon Company, 6.5% - 2005 ......................        97,500
    30,000  Rio Hotel & Casino, Inc., 10.625% - 2005 ...........        31,350
    50,000  Rowan Companies, 11.875% - 2001 ....................        53,312
    30,000  Sea Containers Ltd., 12.5% - 2004 ..................        33,075


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   CORPORATE BONDS (CONTINUED)                                 VALUE
--------------------------------------------------------------------------------

            INDUSTRIAL SERVICES, CONTINUED
  $100,000  Tele-Communications, Inc., 8.75% - 2023 ............       $95,000
   $50,000  Tractor, Inc., 10.875% - 2001 ......................        53,312
   $25,000  UNC, Inc., 11.00% - 2006 ...........................        26,687
                                                                  ------------
                                                                     1,885,625

            MISCELLANEOUS - 0.2%
   $50,000  McDonald's Corporation, 6.625% - 2005 ..............        49,188

            PACKAGING & CONTAINERS - 0.1%
   $25,000  Plastic Containers, Inc. Sr., 10.00% - 2006 ........        25,813

            PAPER & FOREST PRODUCTS - 0.4%
  $100,000  Celulosa Arauco Y Constitucion SA, 7.00% - 2007 ....        96,375

            REAL ESTATE - 0.2%
   $50,000  B.F. Saul REIT, 11.625% - 2002 .....................        53,750

            TELECOMMUNICATIONS - 0.5%
   $50,000  Lucent Technologies, Inc., 6.90% - 2001 ............        50,500
   $50,000  Teleport Communications, 9.875% - 2006 .............        53,125
                                                                  ------------
                                                                       103,625

            TEXTILES - 0.2%
   $50,000  Dan River, Inc., 10.125% - 2003 ....................        50,625
                                                                  ------------
            Total corporate bonds - Series N - 14.3% ...........     3,348,842

            COMMON STOCKS
            --------------------------------------

            Advertising - 0.1%
       200  Omnicom Group, Inc. ................................         9,150

            AEROSPACE & DEFENSE - 0.9%
       513  Boeing Company .....................................        54,528
       200  Harsco Corporation .................................        13,700
       400  Lockheed Martin Corporation ........................        36,600
       200  McDonnell Douglas Corporation ......................        12,800
       200  Northrop Grumman Corporation .......................        16,550
       300  Raytheon Company ...................................        14,438
       300  Rockwell International Corporation .................        18,263
       500  Sunstrand Corporation ..............................        21,250
       400  United Technologies Corporation ....................        26,400
                                                                  ------------
                                                                       214,529

            AIRLINES - 0.2%
       600  Alaska Air Group, Inc.* ............................        12,600
       300  AMR Corporation* ...................................        26,438
       800  KLM Royal Dutch Air Lines NV ADR ...................        22,300
                                                                  ------------
                                                                        61,338

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            APPLIANCES - 0.1%
       300  Black & Decker Corporation .........................        $9,037
       100  National Presto Industries .........................         3,738
                                                                  ------------
                                                                        12,775

            AUTOMOBILES - 0.8%
       400  Echlin, Inc. .......................................        12,650
     2,100  Ford Motor Company .................................        66,938
     1,000  General Motors Corporation .........................        55,750
       300  Genuine Parts Company ..............................        13,350
       700  Honda Motor Company, Ltd.  ADR .....................        39,638
                                                                  ------------
                                                                       188,326

            AUTO PARTS & SUPPLIES - 0.1%
       200  Arvin Industries, Inc. .............................         4,950
       400  TRW, Inc. ..........................................        19,800
                                                                  ------------
                                                                        24,750

            BANKS & TRUSTS - 2.6%
       600  Banc One Corporation ...............................        25,800
       612  Chase Manhattan Corporation ........................        54,621
       800  Citicorp ...........................................        82,400
       800  Corestates Financial Corporation ...................        41,500
       200  Fifth Third Bancorp ................................        12,563
       500  First Chicago NBD Corporation ......................        26,875
       800  First Security Corporation .........................        27,000
       700  First Union Corporation ............................        51,800
       600  Keycorp ............................................        30,300
       300  Mellon Bank Corporation ............................        21,300
       400  J.P. Morgan & Company, Inc. ........................        39,050
       500  NationsBank Corporation ............................        48,875
       615  PNC Bank Corporation ...............................        23,140
       800  Southtrust Corporation .............................        27,900
       300  State Street Boston Corporation ....................        19,350
       500  U.S. Bancorp Oregon ................................        22,469
       200  Wells Fargo & Company ..............................        53,950
                                                                  ------------
                                                                       608,893

            BEVERAGES - 1.4%
     1,000  Anheuser-Busch Companies, Inc. .....................        40,000
     1,400  Cadbury Schweppes PLC ADR ..........................        47,775
       200  Coca-Cola Enterprises, Inc. ........................         9,700
     3,400  Coca-Cola Company ..................................       178,925
     2,000  PepsiCo, Inc. ......................................        58,500
                                                                  ------------
                                                                       334,900

            BROADCAST MEDIA - 0.5%
       300  A.H. Belo Corporation (Cl. A) ......................        10,463
       300  Chris-Craft Industries, Inc.* ......................        12,563
       400  Comcast Corporation (Cl. A) ........................         7,125
       300  TCA Cable TV, Inc. .................................         9,038
     1,100  Time Warner, Inc. ..................................        41,250
       900  U.S. West Media Group* .............................        16,650
       600  Viacom, Inc. (Cl. B)* ..............................        20,925
                                                                  ------------
                                                                       118,014

            BROKERAGE - 0.1%
       300  Edwards (A.G.),.Inc. ...............................       $10,087
       300  Paine Webber Group, Inc. ...........................         8,438
       500  Salomon, Inc. ......................................        23,533
       600  Schwab (Charles) Corporation .......................        19,200
                                                                  ------------
                                                                        61,258

            BUILDING MATERIALS - 0.1%
       400  Calmat Company .....................................         7,500
       100  Granite Construction, Inc. .........................         1,900
       200  Jacobs Engineering Group ...........................         4,725
                                                                  ------------
                                                                        14,125

            BUILDING & REAL ESTATE - 0.1%
       500  Masco Corporation ..................................        18,000

            CHEMICALS - BASIC - 1.2%
     1,300  Akzo Nobel NV ADR ..................................        87,750
       500  Dow Chemical Company ...............................        39,188
       900  du Pont (E.I.) de Nemours & Company ................        84,938
       200  FMC Corporation* ...................................        14,025
       200  Great Lakes Chemical Corporation ...................         9,350
       300  IMC Global, Inc. ...................................        11,738
       400  Morton International, Inc. .........................        16,300
       200  Olin Corporation ...................................         7,525
                                                                  ------------
                                                                       270,814

            CHEMICALS - DIVERSIFIED - 0.2%
       400  Cabot Corporation ..................................        10,050
     1,000  Monsanto Company ...................................        38,875
                                                                  ------------
                                                                        48,925

            CHEMICALS - SPECIALTY - 0.7%
       800  Crompton & Knowles Corporation .....................        15,400
       300  Dexter Corporation .................................         9,563
       600  Ivax Corporation ...................................         6,150
       200  Loctite Corporation ................................        12,175
       500  Lubrizol Corporation ...............................        15,500
       600  Minnesota Mining & Manufacturing Company ...........        49,725
       200  Rohm & Haas Company ................................        16,325
       200  Sequa Corporation (Cl. A)* .........................         7,850
       900  Witco Corporation ..................................        27,450
                                                                  ------------
                                                                       160,138

            COMMUNICATION EQUIPMENT - 0.2%
       400  Tellabs, Inc.* .....................................        15,050
       400  U.S. Robotics Corporation* .........................        28,800
                                                                  ------------
                                                                        43,850

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            COMPUTER SOFTWARE - 1.5%
       400  America Online, Inc.* ..............................       $13,300
       500  Automatic Data Processing, Inc. ....................        21,438
       800  BMC Software, Inc.* ................................        33,100
       300  Cadence Design Systems, Inc.* ......................        11,925
       200  Ceridian Corporation* ..............................         8,100
       300  Computer Associates International, Inc. ............        14,925
       600  First Data Corporation .............................        21,900
       900  Informix Corporation* ..............................        18,338
     1,800  Microsoft Corporation* .............................       148,725
       800  Oracle Corporation* ................................        33,400
       500  Parametric Technology Company* .....................        25,688
       400  Structural Dynamics Research Corporation* ..........         8,000
                                                                  ------------
                                                                       358,839

            COMPUTER SYSTEMS - 1.7%
       400  Bay Networks, Inc.* ................................         8,350
       800  Cisco Systems, Inc.* ...............................        50,900
       300  Comdisco, Inc. .....................................         9,525
       400  Compaq Computer Corporation* .......................        29,700
       600  Dell Computer Corporation* .........................        31,875
       200  Digital Equipment Corporation* .....................         7,275
     1,200  Hewlett-Packard Company ............................        60,300
       700  International Business Machines Corporation ........       105,700
       200  Micro Warehouse, Inc.* .............................         2,350
       800  Seagate Technology, Inc.* ..........................        31,600
       200  Storage Technology Corporation* ....................         9,525
       200  Stratus Computer, Inc.* ............................         5,450
       600  Sun Microsystems, Inc.* ............................        15,413
       500  3Com Corporation* ..................................        36,688
                                                                  ------------
                                                                       404,651

            COSMETICS - 0.1%
       300  International Flavors & Fragrances, Inc. ...........        13,500

            DISTRIBUTION CONSUMER PRODUCTS - 0.1%
       200  McKesson Corporation ...............................        11,200

            DRUGS - 0.5%
       300  Amgen, Inc.* .......................................        16,313
       200  Centocor, Inc.* ....................................         7,150
       400  Genzyme Corporation* ...............................         8,700
     1,600  Johnson & Johnson ..................................        79,600
                                                                  ------------
                                                                       111,763

            ELECTRICAL EQUIPMENT - 1.3%
       400  Emerson Electric Company ...........................        38,700
     2,400  General Electric Company ...........................       237,300
       400  Hubbell, Inc. (Cl. B) ..............................        17,300
                                                                  ------------
                                                                       293,300

            ELECTRIC UTILITIES - 2.2%
       500  Allegheny Power System, Inc. .......................       $15,187
       500  CMS Energy Corporation .............................        16,812
       700  Duke Power Company .................................        32,375
     1,700  Edison International ...............................        33,787
       500  Empresa Nacional Electricidad Chile SA ADR .........         7,750
     1,100  Empresa Nacional De Electricidad SA ADR ............        77,000
       600  Entergy Corporation ................................        16,650
       500  FPL Group, Inc. ....................................        23,000
       400  Florida Progress Corporation .......................        12,900
       700  Idaho Power Company ................................        21,787
       500  Illinova Corporation ...............................        13,750
       500  Ipalco Enterprises, Inc. ...........................        13,625
       800  Midamerican Energy Company .........................        12,700
       500  Nipsco Industries, Inc. ............................        19,813
       700  New York State Electric & Gas Corporation ..........        15,138
     1,000  Niagara Mohawk Power Corporation* ..................         9,875
       700  Pacific Gas & Electric Company .....................        14,700
       600  Portland General Corporation .......................        25,200
       400  Potomac Electric Power Company .....................        10,300
       700  Scana Corporation ..................................        18,725
       900  Southern Company ...................................        20,363
       500  Southwestern Public Services Company ...............        17,688
       600  Teco Energy, Inc. ..................................        14,475
       800  Texas Utilities Company ............................        32,600
       800  Unicom Corporation .................................        21,700
                                                                  ------------
                                                                       517,900

            ELECTRONICS - 1.5%
     1,150  Analog Devices, Inc.* ..............................        38,956
       200  Arrow Electronics, Inc. ............................        10,700
       400  Hitachi Ltd. ADR ...................................        37,000
       600  Molex, Inc. ........................................        23,475
       900  Motorola, Inc. .....................................        55,238
     2,000  Phillips Electronics NV ADR ........................        80,000
       200  Solectron Corporation* .............................        10,675
       200  Symbol Technologies, Inc.* .........................         8,850
       200  Teleflex, Inc. .....................................        10,425
     1,000  Thermo Electron Corporation* .......................        41,250
       200  Varian Associates, Inc. ............................        10,175
       700  Xilinx, Inc.* ......................................        25,769
                                                                  ------------
                                                                       352,513

            ELECTRONIC SYSTEMS - 0.2%
       300  Honeywell, Inc. ....................................        19,725
       600  Oy Nokia AB Corporation ADR* .......................        34,500
                                                                  ------------
                                                                        54,225

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            ENERGY SERVICES - 0.1%
       200  Halliburton Company ................................       $12,050

            ENTERTAINMENT - 0.5%
       500  Circus Circus Enterprises, Inc.* ...................        17,187
       400  Cracker Barrel Old Country Store, Inc. .............        10,150
       800  Mirage Resorts, Inc.* ..............................        17,300
       914  The Walt Disney Company ............................        63,638
                                                                  ------------
                                                                       108,275

            ENVIRONMENTAL - 0.2%
       400  U.S.A. Waste Services, Inc.* .......................        12,750
       700  WMX Technologies, Inc. .............................        22,838
                                                                  ------------
                                                                       35,588

            FINANCIAL - BANKS, COMMERCIAL - 1.1%
     1,500  Australia & New Zealand Banking Group Ltd. ADR .....        46,688
       805  Banco Frances Del Rio De La Plata ADR ..............        22,138
       200  Bancorp Hawaii, Inc. ...............................         8,400
       400  City National Corporation ..........................         8,650
       300  Crestar Financial Corporation ......................        22,313
       300  First Bank Systems, Inc. ...........................        20,475
       700  First Tennessee National Corporation ...............        26,250
       400  Fleet Financial Group, Inc. ........................        19,950
       200  Mercantile Bancorporation ..........................        10,275
       300  Mercantile Bankshares Corporation ..................         9,600
       800  Northern Trust Corporation .........................        29,000
       800  Norwest Corporation ................................        34,800
                                                                  ------------
                                                                       258,539

            FINANCIAL SERVICES - 1.4%
       800  American Express Company ...........................        45,200
     1,000  Banco Bilbao Viz ADR ...............................        53,375
       400  Bear Stearns Companies, Inc. .......................        11,150
       300  H & R Block, Inc. ..................................         8,700
       200  Dean Witter Discovery & Company ....................        13,250
        27  Echelon International Corporation, Inc.* ...........           417
       300  Federal Home Loan Mortgage Corporation .............        33,038
     1,300  Federal National Mortgage Association ..............        48,425
       400  Franklin Resources, Inc. ...........................        27,350
       200  Greentree Financial Corporation ....................         7,725
       200  Household International, Inc. ......................        18,450
       200  Merrill Lynch & Company, Inc. ......................        16,300
       200  Morgan Stanley Group, Inc. .........................        11,425
       800  Travelers Group, Inc. ..............................        36,300
                                                                  ------------
                                                                       331,105

            FOOD PROCESSING - 1.2%
     1,716  Archer-Daniels-Midland Company .....................       $37,752
       200  CPC International, Inc. ............................        15,500
       500  ConAgra, Inc. ......................................        24,875
       300  Dole Foods, Inc. ...................................        10,163
       300  General Mills ......................................        19,013
       500  Grand Metropolitan PLC ADR .........................        15,813
       700  Heinz (H.J.) Company ...............................        25,025
       500  IBP, Inc. ..........................................        12,125
       500  Kellogg Company ....................................        32,812
       300  Ralston-Purina Group ...............................        22,013
       700  Sara Lee Corporation ...............................        26,075
       300  Smucker (J.M.) Company (Cl. A) .....................         5,288
       200  Unilever NY ADR ....................................        35,050
       200  Universal Foods Corporation ........................         7,050
                                                                  ------------
                                                                       288,554

            FOOD WHOLESALERS - 0.1%
        32  Earthgrains Company ................................         1,672
       300  McCormick & Company, Inc. ..........................         7,069
                                                                  ------------
                                                                         8,741

            GENERAL MERCHANDISERS - 0.4%
       700  Price/Costco, Inc. .................................        17,588
     3,500  Wal-Mart Stores, Inc. ..............................        80,063
                                                                  ------------
                                                                        97,651

            HEALTH CARE SERVICES - 0.2%
       400  Apria Healthcare Group, Inc.* ......................         7,500
       600  Vencor, Inc.* ......................................        18,975
                                                                  ------------
                                                                        26,475

            HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT - 0.3%
       200  Becton, Dickinson & Company ........................         8,675
       900  Columbia/HCA Healthcare Corporation ................        36,675
       600  Healthsouth Corporation* ...........................        23,175
       100  Pacificare Health Systems, Inc. (Cl. B)* ...........         8,525
                                                                  ------------
                                                                        77,050

            HOTEL/MOTEL - 0.2%
       500  HFS, Inc.* .........................................        29,875
       200  ITT Corporation* ...................................         8,675
                                                                  ------------
                                                                        38,550

            HOUSEHOLD FURNISHINGS & APPLIANCES - 0.0%
       200  Leggett & Platt. Inc. ..............................         6,925

            HOUSEHOLD PRODUCTS - 0.6%
       400  Colgate-Palmolive Company ..........................        36,900
     1,000  Procter & Gamble Company ...........................       107,500
                                                                  ------------
                                                                       144,400

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            HOUSING - HOME BUILDING - 0.2%
       700  PPG Industries, Inc. ...............................       $39,288

            INSURANCE - 1.6%
       550  AFLAC, Inc. ........................................        23,513
       244  Aetna, Inc. ........................................        19,520
       300  American Financial Group ...........................        11,325
       600  American General Corporation .......................        24,525
       800  American International Group, Inc. .................        86,600
       100  Cigna Corporation ..................................        13,663
       800  Chubb Corporation ..................................        43,000
       200  General Re Corporation .............................        31,550
       200  Hartford Steam Boiler Inspection & Insurance Company         9,275
       200  Loews Corporation ..................................        18,850
       200  Pacificare Health Systems, Inc. (Cl. A)* ...........        16,250
       200  Progressive Corporation Ohio .......................        13,475
       400  SunAmerica, Inc. ...................................        17,750
       300  Torchmark Corporation ..............................        15,150
       100  Transatlantic Holdings, Inc. .......................         8,050
       200  Unum Corporation ...................................        14,450
       300  United Healthcare Corporation ......................        13,500
                                                                  ------------
                                                                       380,446

            INTEGRATED PETROLEUM - DOMESTIC - 0.6%
       300  Atlantic-Richfield Company .........................        39,750
       300  British Petroleum PLC ADR ..........................        42,413
       300  National Fuel Gas Company ..........................        12,375
       500  Occidental Petroleum Corporation ...................        11,688
       800  USX Marathon Group .................................        19,100
       500  Unocal Corporation .................................        20,313
                                                                  ------------
                                                                       145,639

            INTEGRATED PETROLEUM - INTERNATIONAL - 2.8%
       900  Chevron Corporation ................................        58,500
       700  Ente Nazionale Idrocarburi Spa ADR* ................        36,138
     1,700  Exxon Corporation ..................................       166,600
       600  Mobil Corporation ..................................        73,350
     1,200  Royal Dutch Petroleum Company ADR ..................       204,900
       400  Shell Transport & Trading Company ADR ..............        40,950
       400  Texaco, Inc. .......................................        39,250
     1,000  Total S.A. ADR* ....................................        40,250
                                                                  ------------
                                                                       659,938

            MACHINERY - 0.4%
       300  Caterpillar, Inc. ..................................       $22,575
       200  Danaher Corporation ................................         9,325
       600  Deere & Company ....................................        24,375
       600  Duriron Company, Inc. ..............................        16,275
       300  Tecumseh Products Company ..........................        17,213
                                                                  ------------
                                                                        89,763

            MANUFACTURING - 0.6%
       600  AlliedSignal, Inc. .................................        40,200
       200  Cross (A.T.) Company (Cl. A) .......................         2,325
       600  Gencorp, Inc. ......................................        10,875
       200  Illinois Tool Works, Inc. ..........................        15,975
       400  Pall Corporation ...................................        10,200
     3,000  Tompkins PLC ADR ...................................        55,500
                                                                  ------------
                                                                       135,075

            MEDIA & COMMUNICATIONS - 0.1%
       600  Banta Corporation ..................................        13,725

            MEDICAL - 0.1%
       100  Guidant Corporation ................................         5,700
       800  Stryker Corporation ................................        23,900
                                                                  ------------
                                                                        29,600

            MEDICAL SUPPLIES - 0.3%
       700  Baxter International ...............................        28,700
       200  Boston Scientific Corporation* .....................        12,000
       300  Medtronic, Inc. ....................................        20,400
                                                                  ------------
                                                                        61,100

            MINING & METALS - 0.4%
       500  Aluminum Company of America ........................        31,875
       300  Brush Wellman, Inc. ................................         4,912
     1,300  Barrick Gold Corporation ...........................        37,375
       450  Hanna (M.A.) Company ...............................         9,844
       500  Placer Dome, Inc. ..................................        10,875
                                                                  ------------
                                                                        94,881

            MISCELLANEOUS - 0.0%
       200  American Water Works Company, Inc. .................         4,125

            MISCELLANEOUS BUSINESS SERVICES - 0.6%
       300  Browning-Ferris Industries .........................         7,875
       400  Cintas Corporation .................................        23,500
       400  Cognizant Corporation ..............................        13,200
       800  Equifax, Inc. ......................................        24,500
       300  Olsten Corporation (The) ...........................         4,537
       550  Paychex, Inc. ......................................        28,291
       200  Standard Register Company ..........................         6,500
       800  Wallace Computer Services, Inc. ....................        27,600
                                                                  ------------
                                                                       136,003

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            MISCELLANEOUS CONSUMER CYCLICALS - 0.1%
       400  Flight Safety International, Inc. ..................       $19,112
       400  Mattel, Inc. .......................................        11,100
                                                                  ------------
                                                                        30,212

            MISCELLANEOUS CONSUMER DURABLES - 0.3%
       500  Corning, Inc. ......................................        23,125
       400  Eastman Kodak Company ..............................        32,100
       200  Tandy Corporation ..................................         8,800
                                                                  ------------
                                                                        64,025

            MISCELLANEOUS CONSUMER PRODUCTS - 0.8%
       800  Jones Apparel Group, Inc.* .........................        29,900
     1,100  Philip Morris Companies, Inc. ......................       123,888
       300  Spring Industries, Inc. (Cl. A) ....................        12,900
       300  Tambrands, Inc. ....................................        12,263
       200  Universal Corporation ..............................         6,425
                                                                  ------------
                                                                       185,376

            MISCELLANEOUS CONSUMER SERVICES - 0.1%
       450  CUC International, Inc.* ...........................        10,688
       600  Service Corporation International ..................        16,800
                                                                  ------------
                                                                        27,488

            MISCELLANEOUS HEALTH CARE - 0.1%
       600  Cardinal Health, Inc. ..............................        34,950

            NATURAL GAS - 0.2%
       500  Enron Corporation ..................................        21,563
       600  Valero Energy Corporation ..........................        17,175
                                                                  ------------
                                                                        38,738

            NATURAL GAS UTILITIES - 0.2%
       500  Calenergy, Inc.* ...................................        16,812
       500  MCN Corporation ....................................        14,438
       500  Washington Gas Light Company .......................        11,313
                                                                  ------------
                                                                        42,563

            OFFICE EQUIPMENT & SUPPLIES - 0.5%
       600  Alco Standard Corporation ..........................        30,975
       400  Diebold, Inc. ......................................        25,150
       400  Pitney-Bowes, Inc. .................................        21,800
       600  Xerox Corporation ..................................        31,575
                                                                  ------------
                                                                       109,500

            OIL - 0.8%
     1,000  Amerada Hess Corporation ...........................        57,875
       700  B.J. Services Company* .............................        35,700
       200  Helmerich & Payne, Inc. ............................        10,425
       200  Murphy Oil Corporation .............................        11,125
     1,100  Ranger Oil, Ltd.* ..................................        10,863
       400  Schlumberger Ltd. ..................................        39,950
       300  Sonat, Inc. ........................................        15,450
       200  Tosco Corporation ..................................        15,825
                                                                  ------------
                                                                       197,213

            OIL & GAS DRILLING - 0.3%
       200  El Paso Natural Gas Company ........................       $10,100
       600  Noble Affiliates, Inc. .............................        28,725
       400  Repsol SA ADR ......................................        15,250
       338  Union Pacific Resources Group, Inc. ................         9,887
                                                                  ------------
                                                                        63,962

            OIL/GAS EQUIPMENT & SERVICES - 0.3%
       400  Ensco International, Inc.* .........................        19,400
       800  Global Marine, Inc.* ...............................        16,500
       700  Tidewater, Inc. ....................................        31,675
                                                                  ------------
                                                                       67,575

            PACKAGING & CONTAINERS - 0.2%
       300  Bemis Company, Inc. ................................        11,063
       700  Sealed Air Corporation* ............................        29,138
                                                                  ------------
                                                                        40,201

            PAPER - 0.2%
       900  International Paper Company ........................        36,338
       400  Wausau Paper Mills Company .........................         7,400
                                                                  ------------
                                                                        43,738

            PAPER & FOREST PRODUCTS - 0.3%
       200  Georgia-Pacific Corporation ........................        14,400
       400  Kimberly-Clark Corporation .........................        38,100
       400  Weyerhaeuser Company ...............................        18,950
                                                                  ------------
                                                                        71,450

            PETROLEUM - 0.1%
       800  Phillips Petroleum Company .........................        35,400

            PHARMACEUTICALS - 2.6%
       900  Abbott Laboratories ................................        45,675
     1,200  American Home Products Corporation .................        70,350
       900  Bristol-Myers Squibb Company .......................        97,875
       800  Carter-Wallace, Inc. ...............................        12,500
       900  Glaxo Wellcome PLC ADR .............................        28,575
       600  Eli Lilly & Company ................................        43,800
     1,500  Merck & Company, Inc. ..............................       118,875
       600  Perrigo Company* ...................................         5,475
     1,000  Pharmacia & Upjohn, Inc. ...........................        39,625
       800  Pfizer, Inc. .......................................        66,300
       200  Scherer R.P. Corporation* ..........................        10,050
       400  Schering-Plough Corporation ........................        25,900
       300  Warner Lambert Company .............................        22,500
       300  Watson Pharmaceuticals, Inc.* ......................        13,481
                                                                  ------------
                                                                       600,981

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            PUBLISHING - 0.2%
       400  Dun & Bradstreet Corporation .......................        $9,500
       300  Gannett Company, Inc. ..............................        22,462
       500  McGraw-Hill Companies, Inc. ........................        23,063
                                                                  ------------
                                                                        55,025

            RAILROADS - 0.4%
       200  Burlington Northern Santa Fe Corporation ...........        17,275
       200  CSX Corporation ....................................         8,450
       400  Kansas City Southern Industries, Inc. ..............        18,000
       200  Norfolk Southern Corporation .......................        17,500
       400  Union Pacific Corporation ..........................        24,050
                                                                  ------------
                                                                        85,275

            RECREATION - 0.2%
       400  Brunswick Corporation ..............................         9,600
       400  Callaway Golf Company ..............................        11,500
       400  Harley Davidson, Inc. ..............................        18,800
                                                                  ------------
                                                                        39,900

            RESTAURANTS - 0.1%
     1,500  Brinker International, Inc.* .......................        24,000
       400  Outback Steakhouse, Inc.* ..........................        10,700
                                                                  ------------
                                                                        34,700

            RETAIL - APPAREL - 0.2%
       300  Ann Taylor Stores Corporation* .....................         5,250
       500  Gap, Inc. ..........................................        15,063
       400  Land's End, Inc.* ..................................        10,600
       200  TJX Companies, Inc. ................................         9,475
                                                                  ------------
                                                                        40,388

            RETAIL - DEPARTMENT STORES - 0.4%
       300  Federated Department Stores, Inc.* .................        10,238
       600  Kohls Corporation* .................................        23,550
       500  May Department Stores Company ......................        23,375
       300  Meyer (Fred), Inc.* ................................        10,650
       500  J.C. Penney Company, Inc. ..........................        24,375
                                                                  ------------
                                                                        92,188

            RETAIL - DRUG STORES - 0.1%
       600  Revco D.S., Inc.* ..................................        22,200
       400  Walgreens Company ..................................        16,000
                                                                  ------------
                                                                        38,200

            RETAIL - FOOD CHAINS - 0.2%
     1,300  McDonald's Corporation .............................        58,825

            RETAIL - GENERAL MERCHANDISING - 0.1%
       600  Dayton Hudson Corporation ..........................        23,550

            RETAIL - GROCERY - 0.2%
       600  Albertsons, Inc. ...................................       $21,375
       300  Kroger Company* ....................................        13,950
       300  Vons Companies, Inc.* ..............................        17,963
                                                                  ------------
                                                                        53,288

            RETAIL - SPECIALTY - 0.4%
       400  Bed Bath & Beyond, Inc.* ...........................         9,700
       200  Circuit City Stores, Inc. ..........................         6,025
       200  Fastenal Company ...................................         9,150
       800  Home Depot, Inc. ...................................        40,100
       600  Staples, Inc.* .....................................        10,838
       500  Toys "R" Us, Inc.* .................................        15,000
                                                                  ------------
                                                                        90,813

            SECURITY SERVICES - 0.1%
       300  Pittston Brink's Group .............................         8,100

            SEMI-CONDUCTORS - 0.8%
       300  Altera Corporation* ................................        21,806
       200  Applied Materials, Inc.* ...........................         7,187
       400  Atmel Corporation* .................................        13,250
     1,000  Intel Corporation ..................................       130,938
       300  Linear Technology Corporation ......................        13,163
       300  Maxim Integrated Products, Inc.* ...................        12,975
                                                                  ------------
                                                                       199,319

            SHOES - 0.1%
       400  Nike, Inc. .........................................        23,900
       144  Payless Shoesource, Inc.* ..........................         5,400
                                                                  ------------
                                                                        29,300

            SPECIALTY MERCHANDISERS - 0.6%
     2,000  LVMH Moet Hennessylou ADR ..........................       112,000
       200  Tiffany & Company ..................................         7,325
       500  Viking Office Products, Inc.* ......................        13,344
                                                                  ------------
                                                                       132,669

            STEEL - 0.2%
       600  Carpenter Technology Corporation ...................        21,975
       300  Nucor Corporation ..................................        15,300
                                                                  ------------
                                                                        37,275

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 3.4%
       600  ADC Telecommunications, Inc.* ......................       $18,675
     1,500  AT&T Corporation ...................................        65,250
       900  Airtouch Communications, Inc.* .....................        22,725
       800  Ameritech Corporation ..............................        48,500
       800  Bell Atlantic Corporation ..........................        51,800
     1,100  Bellsouth Corporation ..............................        44,412
       700  British Telecom PLC ADR ............................        48,037
       100  Cia de Telecomunicaciones de Chile S.A. ADR ........        10,112
     1,200  Ericsson (L.M.) Telecom Company ADR ................        36,225
       300  Federal Signal Corporation .........................         7,763
     1,200  GTE Corporation ....................................        54,600
       800  Hong Kong Telecommunications Ltd. ADR ..............        13,000
       786  Lucent Technologies ................................        36,352
     1,000  MCI Communications Corporation .....................        32,688
       400  Nextel Communications, Inc., (Cl. A)* ..............         5,225
       400  Northern Telecom Limited ...........................        24,750
       500  Nynex Corporation ..................................        24,063
     1,200  Pacific Telesis Group ..............................        44,100
       500  Southern New England Telecommunications Corporation         19,438
       500  Sprint Corporation .................................        19,938
       500  Telecom New Zealand ADR ............................        40,500
       700  Telecom Braxileiras SA ADR .........................        53,550
       400  Telefonica De Espana ADR ...........................        27,700
       400  360 Communications Company* ........................         9,250
       800  Vodafone Group PLC ADR .............................        33,100
       400  Worldcom, Inc.* ....................................        10,425
                                                                  ------------
                                                                       802,178

            TELEPHONE - 0.7%
       600  Century Telephone Enterprises                               18,525
     1,300  SBC Communications, Inc.                                    67,275
     1,800  Telefonos De Mexico ADR                                     59,400
       400  Telephone & Data Systems, Inc.                              14,500
       400  U.S. West Communications Group                              12,900
                                                                  ------------
                                                                       172,600

            TEXTILES - 0.2%
     2,000  Benetton Group SPA ADR .............................        49,750

            TIRE & RUBBER - 0.1%
       300  Goodyear Tire & Rubber Company .....................        15,413

            TOBACCO - 0.1%
       300  American Brands, Inc. ..............................        14,888

            TRANSPORTATION - 0.1%
       400  Alexander & Baldwin, Inc. ..........................       $10,000
                                                                  ------------

            Total common stocks - Series N - 48.3% .............    11,268,178

            GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            -----------------------------------------

            U.S. GOVERNMENT AGENCIES - 10.2%
            Government National Mortgage Association,
   $46,584    11.50% - 2013 ....................................        52,036
  $121,206    7.00% - 2025 .....................................       118,537
   $85,597    7.50% - 2025 .....................................        85,939
   $55,373    8.00% - 2025 .....................................        56,215
  $190,350    8.50% - 2025 .....................................       196,940
  $126,396    6.50% - 2026 .....................................       120,549
  $353,500    7.00% - 2026 .....................................       345,730
  $271,501    7.00% - 2026 .....................................       265,606
   $99,777    7.50% - 2026 .....................................        99,808
  $397,702    7.50% - 2026 .....................................       397,825
  $250,983    8.00% - 2026 .....................................       256,078
  $246,338    8.50% - 2026 .....................................       255,155
  $135,917    8.50% - 2026 .....................................       140,799
                                                                  ------------
                                                                     2,391,217

            U.S. GOVERNMENT SECURITIES - 9.5%
            U.S. Treasury Bonds,
   $35,000    6.875% - 2025 ....................................        35,660
  $250,000    7.625% - 2025 ....................................       277,548

            U.S. Treasury Notes,
  $225,000    5.75% - 1997 .....................................       225,448
  $325,000    6.00% - 1998 .....................................       326,024
  $300,000    6.375% - 1999 ....................................       302,616
   $75,000    5.625% - 2000 ....................................        73,644
  $100,000    6.25% - 2000 .....................................       100,417
  $425,000    5.625% - 2001 ....................................       416,462
   $75,000    5.875% - 2005 ....................................        72,311
  $100,000    6.50% - 2005 .....................................       100,630
  $100,000    5.625% - 2006 ....................................        94,571
  $175,000    6.50% - 2006 .....................................       175,875
                                                                  ------------
                                                                     2,201,206
                                                                  ------------

            Total U.S. government & government agency
              securities - Series N - 19.7% ....................     4,592,423

            MISCELLANEOUS ASSETS
            ----------------------------------
            ASSET-BACKED SECURITIES - 0.2%
   $50,000  Airplanes Pass Through Trust (Cl. D), 10.875% - 2019        55,153

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   FOREIGN CORPORATE BONDS                                     VALUE
--------------------------------------------------------------------------------

            JAPAN - 1.1%
17,000,000  European Investment Bank, 4.625% - 2003(2) .........      $167,334
 5,000,000  Interamer Development Bank, 6.00% - 2001(2) ........        51,478
 3,000,000  KFW International Finance, 6.00% - 1999(2) .........        29,465
                                                                  ------------
            Total foreign bonds - Series N - 1.1% ..............       248,277

            FOREIGN GOVERNMENT ISSUES
            --------------------------------------

            CANADA - 0.3%
    42,000  Government Bond, 8.50% - 2002(2) ...................        34,564
    60,000  Government Bond, 6.50% - 2004(2) ...................        44,677
                                                                  ------------
                                                                        79,241

            FRANCE - 0.4%
   430,000  O.A.T. Government Bond, 8.50% - 2002(2) ............        97,311

            GERMANY - 0.8%
            Bundersrepub Deutschland,
   130,000    8.375% - 2001(2) .................................        96,645
   125,000    7.375% - 2005(2) .................................        90,017
                                                                  ------------
                                                                       186,662

            UNITED KINGDOM - 0.2%
    29,000  Treasury Bond, 8.00% - 2003(2) .....................        51,210
                                                                  ------------
            Total foreign government issues - Series N - 1.7% ..       414,424

            FOREIGN STOCKS
            -----------------------------

            AUSTRALIA - 0.1%
     1,000  CRA Limited ........................................        15,687

            BELGIUM - 0.3%
        50  Electrabel .........................................        11,821
       100  Kredietbank ........................................        32,741
       200  Societe Generale de Belgique .......................        15,678
                                                                  ------------
                                                                        60,240

            DENMARK - 0.3%
     1,000  Danisco A/S ........................................        60,689

            FRANCE - 0.7%
       400  Axa ................................................       $25,390
       200  Eridania Beghin-Say SA .............................        32,123
       111  L'Air Liquide ......................................        17,295
       100  Pinault-Printemps-Redoute SA .......................        39,587
       200  Societe Generale De Paris ..........................        21,582
       300  Societe Technip ....................................        28,103
                                                                  ------------
                                                                       164,080

            GERMANY - 1.1%
     2,000  Bankgesellschaft Berlin ............................        36,337
     2,000  Bayer A.G. .........................................        81,045
       300  Ckag Colonia Konzern A.G. ..........................        24,976
       500  Deutsche Bank A.G. .................................        23,295
       200  M.A.N. A.G. ........................................        48,212
       400  Siemens A.G. .......................................        18,537
       600  Vega A.G. ..........................................        34,456
                                                                  ------------
                                                                       266,858

            HONG KONG - 0.8%
     5,000  Cheung Kong Holdings ...............................        44,441
     9,000  Hong Kong Electric Holdings Limited ................        29,904
    14,000  Hutchinson Whampoa Limited .........................       109,955
                                                                  ------------
                                                                       184,300

            ITALY - 0.2%
    13,000  Banco Commerciale Italiane .........................        23,598
    10,000  Telecom Italia SPA .................................        25,912
                                                                  ------------
                                                                        49,510

            JAPAN - 1.8%
     7,000  Bridgestone Corporation ............................       132,679
     2,000  Dia Nippon Printing, Ltd. ..........................        34,979
     3,000  Kao Corp ...........................................        34,893
     3,000  Kuraray Company, Ltd. ..............................        27,656
     2,000  Marui Company, Ltd. ................................        36,012
     4,000  Mitsubishi Heavy Inds, Ltd. ........................        31,705
     4,000  Ricoh Corp, Ltd. ...................................        45,834
     2,000  Sharp Corp .........................................        28,431
     2,000  Takeda Chemical Inds ...............................        41,871
                                                                  ------------
                                                                       414,060

            MALAYSIA - 0.5%
    10,000  Malayan Cement Berhad ..............................        22,965
    16,000  Sime Darby Berhad ..................................        63,037
     3,000  United Engineers (Malaysia), Ltd. ..................        27,084
                                                                  ------------
                                                                       113,086

            NETHERLANDS - 0.5%
       600  CSM NV .............................................        33,300
     1,500  Ing Groep NV .......................................        53,938
       300  Oce-Van Der Grinter NV .............................        32,537
                                                                  ------------
                                                                       119,775

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES N (MANAGED ASSET ALLOCATION) (CONTINUED)


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   FOREIGN CORPORATE BONDS                                     VALUE
--------------------------------------------------------------------------------

            NEW ZEALAND - 0.1%
    10,000  Lion Nathan, Ltd. ..................................       $23,952

            SINGAPORE - 0.6%
     3,000  Cycle & Carriage, Ltd. .............................        36,674
     5,000  Development Bank of Singapore ......................        67,557
     3,000  Singapore Airlines Ltd. ............................        27,237
                                                                  ------------
                                                                       131,468

            SWEDEN - 0.3%
     1,200  Astra AB (Cl. B) ...................................        57,821

            SWITZERLAND - 1.0%
        20  ABB AG-Bearer ......................................        24,800
        20  Nestle S.A. ........................................        21,404
        27  Novartis* ..........................................        30,444
        30  Sig Schweizland ....................................        75,742
        80  Union Bank of Switzerland ..........................        69,888
                                                                  ------------
                                                                       222,278

            UNITED KINGDOM - 1.1%
     3,600  Abbey National Plc .................................        47,129
     3,000  Barclays Plc .......................................        51,365
     2,000  GKN Plc ............................................        34,260
     3,000  HSBC Holdings Plc ..................................        67,049
    22,000  Lonrho, Ltd. .......................................        46,873
    10,000  Tesco Plc ..........................................        60,665
                                                                  ------------
                                                                       307,341

            Total foreign stocks - Series N - 9.4% .............     2,191,145


            TEMPORARY CASH INVESTMENTS
            ------------------------------------------
   372,017  Vista Treasury Institutional Money Market Fund .....       372,017
                                                                  ------------
            Total temporary cash investments - Series N - 1.6% .       372,017

            COMMERCIAL PAPER
            ------------------------------------------
  $970,000  Dillard Investment Company, 6.75%, 1-02-97 .........       969,818
                                                                  ------------
            Total commercial paper - Series N - 4.2% ...........       969,818
                                                                  ------------
            Total investments - Series N - 100.5% ..............    23,460,277
            Liabilities, less cash and other assets -
              Series N - (0.5%) ................................      (115,699)
                                                                  ------------
            Total net assets - Series N - 100.0% ...............   $23,344,578
                                                                  ============

                            SERIES O (EQUITY INCOME)

PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   CORPORATE BONDS                                             VALUE
--------------------------------------------------------------------------------

            ELECTRIC UTILITIES - 0.3%
  $200,000  El Paso Electric Company, 8.90% - 2006 .............      $208,500

            REAL ESTATE - 0.2%
  $100,000  B.F. Saul REIT, 11.625% - 2002 .....................       107,500
                                                                  ------------
            Total corporate bonds - Series O - 0.5% ............       316,000

            COMMON STOCKS
            ------------------------------------------

            APPLIANCES - 0.6%
     7,500  Whirlpool Corporation ..............................       349,688

            AUTO PARTS & SUPPLIES - 0.5%
     4,300  Eaton Corporation ..................................       299,925

            AUTOMOBILES - 0.9%
     4,100  Ford Motor Company .................................       130,687
     4,100  General Motors Corporation .........................       228,575
     5,100  Genuine Parts Company ..............................       226,950
                                                                  ------------
                                                                       586,212

            BANKS & TRUST - 7.9%
     6,570  Banc One Corporation ...............................       282,510
     4,000  Bankers Trust New York Corporation .................       345,000
    10,308  Chase Manhattan Corporation ........................       919,989
    12,900  Mellon Bank Corporation ............................       915,900
     6,900  J.P. Morgan & Company, Inc. ........................       673,612
     9,700  National City Corporation ..........................       435,288
     9,800  PNC Bank Corporation ...............................       368,725
     7,800  U.S. Bancorp Oregon ................................       350,513
     2,400  Wells Fargo & Company ..............................       647,400
                                                                  ------------
                                                                     4,938,937

            BEVERAGES - 1.5%
    13,200  Anheuser-Busch Companies, Inc. .....................       528,000
     8,400  Brown-Forman Corporation (Cl. B) ...................       384,300
                                                                  ------------
                                                                       912,300

            BUILDING MATERIALS - 0.4%
     3,200  Armstrong World Industries, Inc. ...................       222,400

            CHEMICALS - BASIC - 3.0%
     7,500  Dow Chemical Company ...............................       587,812
     7,300  du Pont (E.I.) de Nemours & Company ................       688,938
     2,900  FMC Corporation* ...................................       203,363
     8,800  Great Lakes Chemical Company .......................       411,400
                                                                  ------------
                                                                     1,891,513

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES O (EQUITY INCOME) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            CHEMICALS - SPECIALTY - 3.2%
     7,600  Betzdearborn, Inc. .................................      $444,600
    11,500  Lubrizol Corporation ...............................       356,500
     5,000  Minnesota Mining & Manufacturing Company ...........       414,375
    11,600  Nalco Chemical Company .............................       419,050
    12,600  Witco Corporation ..................................       384,300
                                                                  ------------
                                                                     2,018,825

            COSMETICS - 1.0%
    14,100   International Flavors & Fragrances, Inc. ..........       634,500

            ELECTRIC UTILITIES - 6.7%
     6,800  Baltimore Gas & Electric Company ...................       181,900
    23,600  Centerior Energy Corporation .......................       253,700
     4,700  DQE, Inc. ..........................................       136,300
     9,100  Dominion Resources, Inc. ...........................       350,350
     4,100  Duke Power Company .................................       189,625
     9,800  Edison International ...............................       194,775
    12,600  Entergy Corporation ................................       349,650
     2,800  Florida Progress Corporation .......................        90,300
     3,100  General Public Utilities Corporation ...............       104,237
     9,000  Ohio Edison Company ................................       204,750
    13,600  Pacific Gas & Electric Company .....................       285,600
    16,200  Pacificorp .........................................       332,100
    16,200  Peco Energy Corporation ............................       409,050
    10,100  Public Service Enterprise Group, Inc. ..............       275,225
     9,700  Southern Company ...................................       219,462
    13,500  Unicom Corporation .................................       366,188
     7,500  Western Resources, Inc. ............................       231,563
                                                                  ------------
                                                                     4,174,775

            ELECTRICAL EQUIPMENT - 2.9%
     8,988  Cooper Industries, Inc. ............................       378,619
    10,600  General Electric Company ...........................     1,048,075
     9,700  Hubbell, Inc. (Cl. B) ..............................       419,525
                                                                  ------------
                                                                     1,846,219

            ELECTRONICS - 0.5%
     8,500  AMP, Inc. ..........................................       326,188

            ELECTRONIC SYSTEMS - 0.4%
     3,600  Honeywell, Inc. ....................................       236,700

            FINANCIAL - BANKS, COMMERCIAL - 2.0%
     6,500  Bank of Boston Corporation .........................       417,625
     8,900  Fleet Financial Group, Inc. ........................       443,888
     4,800  Mercantile Bancshares Corporation ..................       153,600
     7,900  Signet Banking Corporation .........................       242,925
                                                                  ------------
                                                                     1,258,038

            FINANCIAL SERVICES - 3.8%
     9,300  American Express Company ...........................      $525,450
       187  Echelon International Corporation, Inc.* ...........         2,916
    11,300  Federal National Mortgage Association ..............       420,925
    16,800  H & R Block, Inc. ..................................       487,200
     4,700  Student Loan Marketing Association .................       437,688
    11,200  Travelers Group, Inc. ..............................       508,200
                                                                  ------------
                                                                     2,382,379

            FOOD PROCESSING - 5.1%
    11,700  General Mills ......................................       741,487
     8,700  Grand Metropolitan Plc ADR .........................       275,137
    13,500  Heinz (H.J.) Company ...............................       484,413
     3,400  Kellogg Company ....................................       223,125
    15,500  Quaker Oats Company ................................       590,938
     7,100  Sara Lee Corporation ...............................       264,475
     3,500  Unilever NY ADR ....................................       613,375
                                                                  ------------
                                                                     3,192,950

            FOOD WHOLESALERS - 0.8%
     4,000  Fleming Companies, Inc. ............................        69,000
    17,400  McCormick & Company, Inc. ..........................       409,988
                                                                  ------------
                                                                       478,988

            HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT - 0.5%
    10,000  Bausch & Lomb, Inc. ................................       350,000

            HOTEL/MOTEL - 0.6%
     9,200  ITT Corporation* ...................................       399,050

            INSURANCE - 3.9%
    12,600  Alexander & Alexander Services, Inc. ...............       218,925
    14,200  American General Corporation .......................       580,425
     4,600  Hilb, Rogal & Hamilton Company .....................        60,950
     4,300  Lincoln National Corporation .......................       225,750
     3,200  Provident Companies, Inc. ..........................       154,800
     7,100  Safeco Corporation .................................       280,006
     8,300  St. Paul Companies, Inc. ...........................       486,588
    12,200  USF & G Corporation ................................       254,675
    15,300  Willis Corroon Group Plc ADR .......................       175,950
                                                                  ------------
                                                                     2,438,069

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES O (EQUITY INCOME) (CONTINUED)


 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            INTEGRATED PETROLEUM - DOMESTIC - 4.1%
     6,300  Amoco Corporation ..................................      $507,150
     7,400  Atlantic-Richfield Company .........................       980,500
     3,800  British Petroleum PLC ADR ..........................       537,225
     3,646  Sun Company, Inc. ..................................        88,871
     3,900  Transcanada Pipelines, Ltd. ........................        68,250
    15,700  USX Marathon Group .................................       374,837
                                                                  ------------
                                                                     2,556,833

            INTEGRATED PETROLEUM - INTERNATIONAL - 5.5%
     9,800  Chevron Corporation ................................       637,000
     9,200  Exxon Corporation ..................................       901,600
     4,000  Mobil Corporation ..................................       489,000
     3,500  Royal Dutch Petroleum Company ADR ..................       597,625
     8,000  Texaco, Inc. .......................................       785,000
                                                                  ------------
                                                                     3,410,225

            MACHINERY - 0.3%
     1,800  GATX Corporation ...................................        87,300
     4,900  McDermott International, Inc. ......................        81,462
                                                                  ------------
                                                                       168,762

            MEDIA & COMMUNICATIONS - 0.5%
    10,400  R.R. Donnelley & Sons Company ......................       326,300

            MEDICAL SUPPLIES - 0.9%
     5,100  Bard (C.R.), Inc. ..................................       142,800
    10,500  Baxter International ...............................       430,500
                                                                  ------------
                                                                       573,300

            MINING & METALS - 1.3%
     7,400  Newmont Mining Corporation .........................       331,150
     8,000  Reynolds Metals Company ............................       451,000
                                                                  ------------
                                                                       782,150

            MISCELLANEOUS BUSINESS SERVICES - 0.1%
         2  ACNeilsen Corporation* .............................            30
     2,300  Cognizant Corporation ..............................        75,900
                                                                  ------------
                                                                        75,930

            MISCELLANEOUS CONSUMER DURABLES - 1.4%
    13,700  Corning, Inc. ......................................       633,625
     2,700  Eastman Kodak Company ..............................       216,675
                                                                  ------------
                                                                       850,300

            MISCELLANEOUS CONSUMER PRODUCTS - 1.4%
     3,400  Philip Morris Companies ............................       382,925
    11,700  Tambrands, Inc. ....................................       478,238
                                                                  ------------
                                                                       861,163

            MISCELLANEOUS - 0.2%
     3,500  Rouse Company ......................................       111,125

            OFFICE EQUIPMENT & SUPPLIES - 0.2%
     1,700  Pitney-Bowes, Inc. .................................       $92,650

            OIL & GAS DRILLING - 0.5%
     8,900  Repsol SA ADR ......................................       339,322

            PAPER - 0.7%
    10,600  International Paper Company ........................       427,975

            PAPER & FOREST PRODUCTS - 3.1%
     6,000  Consolidated Papers, Inc ...........................       294,750
     8,100  Georgia-Pacific Corporation ........................       583,200
     5,600  James River Corporation of Virginia ................       185,500
     2,700  Kimberly Clark .....................................       257,175
    13,100  Union Camp Corporation .............................       625,525
                                                                  ------------
                                                                     1,946,150

            PHARMACEUTICALS - 4.8%
     9,700  Abbott Laboratories ................................       492,275
    10,600  American Home Products Corporation .................       621,425
    15,595  Pharmacia & Upjohn, Inc. ...........................       617,951
     7,000  Smithkline Beecham Plc ADR .........................       476,000
    10,400  Warner-Lambert Company .............................       780,000
                                                                  ------------
                                                                     2,987,651

            PUBLISHING - 2.9%
     4,900  Deluxe Corporation .................................       160,475
     7,100  Dow Jones & Company, Inc. ..........................       240,512
    10,900  Dun & Bradstreet ...................................       258,875
     3,700  Gannett Company, Inc. ..............................       277,038
     6,600  McGraw-Hill Companies, Inc. ........................       304,425
    12,200  Readers Digest Association, Inc., (Cl. A) ..........       491,050
     1,300  Readers Digest Association, Inc., (Cl. B) ..........        47,125
                                                                  ------------
                                                                     1,779,500

            RAILROADS - 0.8%
     5,800  Union Pacific Corporation ..........................       348,725
     1,531  Conrail, Inc. ......................................       152,525
                                                                  ------------
                                                                       501,250

            RETAIL - DEPARTMENT STORES - 1.4%
     6,000  May Department Stores Company ......................       280,500
    12,600  J.C. Penney Company, Inc. ..........................       614,250
                                                                  ------------
                                                                       894,750

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES O (EQUITY INCOME) (CONTINUED)

PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TELECOMMUNICATIONS - 6.5%
    19,000  AT & T Corporation .................................      $826,500
    16,100  Alltel Corporation .................................       505,137
     8,000  BCE, Inc. ..........................................       382,000
     6,300  Bell Atlantic Corporation ..........................       407,925
    11,700  Bellsouth Corporation ..............................       472,388
    11,500  Frontier Corporation ...............................       260,187
    11,000  GTE Corporation ....................................       500,500
    11,100  Pacific Telesis Group ..............................       407,925
     7,100  Southern New England Telecommunications Corporation        276,013
                                                                  ------------
                                                                     4,038,575

            TELEPHONE - 0.8%
     5,000  SBC Communications, Inc. ...........................       258,750
     7,200  U.S. West Communications Group .....................       232,200
                                                                  ------------
                                                                       490,950

            TOBACCO - 1.8%
    12,400  American Brands, Inc. ..............................       615,350
     3,600  RJR Nabisco Holdings ...............................       122,400
    11,400  UST, Inc. ..........................................       369,075
                                                                  ------------
                                                                     1,106,825

            TRANSPORTATION - MISCELLANEOUS - 0.2%
     4,500  Alexander & Baldwin, Inc. ..........................       112,500
                                                                  ------------
            Total common stocks - Series O - 85.6% .............    53,371,842

            U.S. GOVERNMENT & GOVERNMENT AGENCY SECURITIES
            ----------------------------------------------

            U.S. GOVERNMENT SECURITIES - 2.6%
            U.S. Treasury Notes,
  $100,000    6.125% - 1998 ....................................       100,491
  $100,000    6.25% - 2000 .....................................       100,417
  $400,000    6.50% - 2001 .....................................       404,448
  $400,000    5.75% - 2003 .....................................       387,952
  $200,000    5.625% - 2006 ....................................       189,142
  $100,000    7.00% - 2006 .....................................       103,876
  $400,000  U.S. Treasury Bonds, 6.00% - 2026 ..................       364,048
                                                                  ------------

            Total U.S. government & government agency
              securities - Series O - 2.6% .....................     1,650,374


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   REAL ESTATE INVESTMENT TRUSTS                               VALUE
--------------------------------------------------------------------------------

     2,000  Security Capital Pacific Trust .....................       $45,750
    27,236  Simon Debartolo Group, Inc. ........................       844,316
     4,300  Weingarten Realty Investors ........................       174,688
                                                                  ------------
            Total real estate investment trusts -
              Series O - 1.7% ..................................     1,064,754

            WARRANTS - 0.0%
       168  Homestead Village, Inc.* ...........................         1,365

            FOREIGN STOCKS
            ------------------------------------------

            SWITZERLAND - 0.8%
       451  Novartis* ..........................................       515,262

            UNITED KINGDOM - 0.2%
    63,200  Lonrho, Ltd. .......................................       134,652
                                                                  ------------
            Total foreign stocks - Series O - 1.0% .............       649,914

            TEMPORARY CASH INVESTMENTS
            ------------------------------------------
 1,029,532  Vista Treasury Institutional Money Market Fund .....     1,029,532
                                                                  ------------
            Total temporary cash investments - Series O - 1.7% .     1,029,532

            COMMERCIAL PAPER
            ------------------------------------------
  $765,000  Delaware Funding Corporation, 6.00%, 1-06-97 .......       764,363
$1,000,000  Dover Corporation, 5.75%, 1-02-97 ..................       996,326
$1,000,000  Dow Jones & Company, Inc., 6.25%, 1-02-97 ..........       999,653
$1,000,000  Shell Oil Company, 6.25%, 1-24-97 ..................       999,826
$1,200,000  Warner-Lambert Company, 6.5%, 1-02-97 ..............     1,199,783
                                                                  ------------
            Total commercial paper - Series O - 8.0% ...........     4,959,951
                                                                  ------------
            Total investments - Series O - 101.1% ..............    63,043,732
            Liabilities in excess of cash and other assets -
              Series O - (1.1%) ................................      (666,670)
                                                                  ------------
            Total net assets - Series O - 100.0% ...............   $62,377,062
                                                                  ============

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES S (SOCIAL AWARENESS)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            ADVERTISING - 1.3%
    16,000  Omnicom Group, Inc. ................................      $732,000

            BANKING & FINANCE - 3.2%
    15,400  Banc One Corporation ...............................       662,200
    19,200  Bank of New York Company, Inc. .....................       648,000
    15,000  Northern Trust Corporation .........................       543,750
                                                                  ------------
                                                                     1,853,950

            BEVERAGES - 2.5%
    16,300  Coca-Cola Company ..................................       857,788
    20,000  PepsiCo, Inc. ......................................       585,000
                                                                  ------------
                                                                     1,442,788

            BIOTECHNOLOGY - 0.9%
     9,000  Amgen, Inc.* .......................................       489,375

            BUSINESS SERVICES - 7.3%
    17,000  Automatic Data Processing, Inc. ....................       728,875
    17,500  Bisys Group, Inc. ..................................       648,594
    10,000  Cintas Corporation .................................       587,500
    19,500  Concord EFS, Inc.* .................................       550,875
    20,625  Ha-Lo Industries, Inc.* ............................       567,187
    15,750  Paychex, Inc. ......................................       810,141
     9,000  Snap-On, Inc. ......................................       320,625
                                                                  ------------
                                                                     4,213,797

            CHEMICALS - SPECIALTY - 2.5%
    18,500  Praxair, Inc. ......................................       853,312
     9,000  Sigma - Aldrich ....................................       561,937
                                                                  ------------
                                                                     1,415,249

            COMMUNICATIONS - EQUIPMENT - 3.1%
     8,500  Aspect Telecommunications* .........................       539,750
    19,000  Tellabs, Inc.* .....................................       714,875
     7,000  U.S. Robotics Corporation* .........................       504,000
                                                                  ------------
                                                                     1,758,625

            COMPUTER SOFTWARE - 9.0%
    19,500  Cognos, Inc.* ......................................       548,437
    12,000  Computer Associates ................................       597,000
     6,000  Electronics for Imaging, Inc.* .....................       493,500
    10,500  HBO & Company ......................................       623,437
    15,750  McAfee Associates* .................................       693,000
    11,000  Microsoft Corporation* .............................       908,875
    10,500  Parametric Technology Corporation* .................       539,438
    16,400  Peoplesoft, Inc.* ..................................       786,175
                                                                  ------------
                                                                     5,189,862

            COMPUTER SYSTEMS - 4.9%
    14,000  Cisco Systems, Inc. ................................       890,750
     7,000  Compaq Computer Corporation* .......................       519,750
    16,000  Sun Microsystems, Inc.* ............................       411,000
    13,300  3Com Corporation* ..................................       975,888
                                                                  ------------
                                                                     2,797,388

            CONSUMER SERVICES - 3.5%
    26,000  Apollo Group, Inc. (Cl. A)* ........................      $869,375
    22,500  Service Corporation International ..................       630,000
    18,000  Sylvan Learning Systems, Inc.* .....................       513,000
                                                                  ------------
                                                                     2,012,375

            CONSUMER STAPLES - 1.0%
    20,250  Rexall Sundown, Inc.* ..............................       550,547

            FINANCIAL SERVICES - 5.0%
     7,200  Federal Home Loan Mortgage Corporation .............       792,900
    22,000  Federal National Mortgage Association ..............       819,500
     9,500  Finova Group, Inc. .................................       610,375
    19,000  First USA, Inc. ....................................       657,875
                                                                  ------------
                                                                     2,880,650

            HEALTH CARE - HMO - 0.9%
     8,900  Oxford Health Plans* ...............................       521,206

            HEALTH CARE - 2.1%
    12,000  Cardinal Health, Inc. ..............................       699,000
    16,000  Omnicare, Inc. .....................................       514,000
                                                                  ------------
                                                                     1,213,000

            HOSPITAL SUPPLIES/MANAGEMENT - 0.8%
    12,500  Healthsouth Corporation* ...........................       482,813

            HOUSEHOLD FURNISHINGS - 1.2%
    19,600  Leggett & Platt, Inc. ..............................       678,650

            HOUSEHOLD PRODUCTS - 2.7%
     8,000  Colgate-Palmolive Company ..........................       738,000
     7,800  Procter & Gamble Company ...........................       838,500
                                                                  ------------
                                                                     1,576,500

            INSURANCE - 2.4%
     6,200  American International Group, Inc. .................       671,150
    16,000  SunAmerica, Inc. ...................................       710,000
                                                                  ------------
                                                                     1,381,150

            MACHINERY - 1.1%
    15,000  Deere & Company ....................................       609,375

            MANUFACTURING - 1.3%
     9,000  Illinois Tool Works ................................       718,875

            MEDICAL PRODUCTS - 1.0%
    10,500  Guidant Corporation ................................       598,500

            MEDICAL INSTRUMENTS - 1.3%
    10,900  Medtronics, Inc. ...................................       741,200

            OFFICE EQUIPMENT & SUPPLIES - 0.7%
    15,500  Viking Office Products, Inc.* ......................       413,656

                            SEE ACCOMPANYING NOTES.

STATEMENTS OF NET ASSETS
DECEMBER 31, 1996

SERIES S (SOCIAL AWARENESS) (CONTINUED)

 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            OIL & GAS EXPLORATION - 3.6%
    12,000  Anadarko Petroleum Corporation .....................      $777,000
    15,500  Apache Corporation .................................       548,313
    14,900  Sonat, Inc. ........................................       767,350
                                                                  ------------
                                                                     2,092,663

            PACKAGING & CONTAINERS - 0.5%
     7,200  Sealed Air Corporation* ............................       299,700

            PHARMACEUTICALS - 5.9%
    24,000  Dura Pharmaceuticals, Inc.* ........................     1,146,000
    13,032  Johnson & Johnson ..................................       648,342
    10,400  Merck & Company, Inc. ..............................       824,200
    11,900  Schering-Plough Corporation ........................       770,525
                                                                  ------------
                                                                     3,389,067

            POLLUTION CONTROL - 1.2%
    21,750  United States Filter Corporation* ..................       690,563

            RESTAURANTS - 3.9%
    26,500  Landry's Seafood Restaurants* ......................       566,437
    19,000  Papa John's International, Inc.* ...................       641,250
    18,500  Starbucks Corporation* .............................       529,562
    24,000  Wendy's International, Inc. ........................       492,000
                                                                  ------------
                                                                     2,229,249
            RETAIL - 4.9%
     6,250  CDW Computer Centers, Inc.* ........................       370,703
    12,000  Dollar General Corporation .........................       384,000
    12,000  Kohl's Corporation* ................................       471,000
     5,000  Nine West Group, Inc.* .............................       231,875
    20,000  Petsmart, Inc.* ....................................       437,500
    30,375  Staples, Inc.* .....................................       548,648
    10,000  Tiffany & Company ..................................       366,250
                                                                  ------------
                                                                     2,809,976

            RETAIL TRADE - 1.5%
    21,300  Walgreens Company ..................................       852,000

            SEMI-CONDUCTORS - 5.3%
    14,500  Applied Materials, Inc.* ...........................       521,094
    17,000  Atmel Corporation* .................................       563,125
     7,500  Intel Corporation ..................................       982,031
     7,700  KLA Instruments Corporation* .......................       273,350
     4,800  Novellus Systems, Inc.* ............................       260,100
    13,000  Xilinx, Inc.* ......................................       478,563
                                                                  ------------
                                                                     3,078,263

            TELECOMMUNICATIONS - 0.6%
     9,000  Sprint Corporation .................................       358,875

            TEXTILES - APPAREL - 0.6%
     7,500  Tommy Hilfiger Corporation* ........................       360,000

            TOYS & SPORTING GOODS - 0.9%
    18,500  Mattel, Inc. .......................................       513,375


PRINCIPAL
AMOUNT OR
 NUMBER                                                                 MARKET
OF SHARES   COMMON STOCKS (CONTINUED)                                   VALUE
--------------------------------------------------------------------------------

            TRANSPORTATION - 0.9%
    16,500  Illinois Central Corporation .......................      $528,000

            UTILITIES - 0.9%
     9,500  Consolidated Natural Gas ...........................       524,875
                                                                  ------------
            Total common stocks - Series S - 90.4% .............    51,998,137

            CERTIFICATE OF DEPOSIT
            ------------------------------------------

            CERTIFICATE OF DEPOSIT - 0.2%
  $100,000  South Shore Bank, 5%, 3-3-97 .......................       100,000
                                                                  ------------
            Total certificate of deposit - Series S - 0.2% .....       100,000
                                                                  ------------
            Total investments - Series S - 90.6% ...............    52,098,137
            Cash and other assets, less liabilities -
              Series S - 9.4% ..................................     5,398,578
                                                                  ------------
            Total net assets - Series S - 100.0% ...............   $57,496,715
                                                                  ============

The identified cost of investments owned at December 31, 1996 was the same for federal income tax and financial statement purposes for Series A, B, C, K and S. The identified cost of investments for federal income tax purposes for Series D, E, J, M, N and O was $218,817,069, $123,051,930, $108,447,841, $35,178,909,
$20,642,524, and $52,128,597, respectively.

*Securities  on which no cash  dividend  was paid  during the  preceding  twelve
months.  ADR  (American   Depositary  Receipt)  CMO   (Collateralized   Mortgage
Obligation)

1 Deferred interest obligation; currently zero coupon under terms of initial offering.

2 Principal amount on foreign bond is reflected in local currency (e.g., Danish krone) while market value is reflected in U.S. dollars.

3  Variable rate security which may be reset the first of each month.

4  Variable rate security which may be reset the first of each quarter.

5 Put bond - a type of specialty bond that gives the holder the right to redeem to the issuer at certain specified times before maturity.

                            SEE ACCOMPANYING NOTES.

BALANCE SHEET
DECEMBER 31, 1996

                                                                                                       SERIES D          SERIES E
                                                SERIES A        SERIES B            SERIES C          (WORLDWIDE       (HIGH GRADE
                                                (GROWTH)     (GROWTH-INCOME)      (MONEY MARKET)        EQUITY)          INCOME)
                                         -------------------------------------------------------------------------------------------
ASSETS
Investments, at value
  (identified cost $476,701,228,
  $677,179,834, $34,582,131,
  $218,780,429 and $122,998,024,
  respectively) ..........................    $658,752,000     $886,901,104       $34,561,899        $242,432,338     $122,349,241

Short-term commercial paper, at
  market value or at amortized cost
  which approximates market value
  (identified cost $898,530, $10,788,103,
  $92,611,702, $0 and $0, respectively) ..         898,530      10,788,103         92,578,417                  --               --

Cash .....................................      54,826,926      56,456,638              7,307           7,498,782        9,930,500

Receivables:
  Fund shares sold .......................         855,610          469,673         1,927,247             208,967          134,668
  Securities sold                                       --               --            70,445           6,474,269           46,324
  Interest ...............................         158,409        4,156,776           425,620                  --        2,154,046
  Dividends ..............................         865,396        1,014,175                --             137,727               --
  Foreign taxes recoverable ..............              --               --                --             134,482               --
                                             -------------    -------------     -------------       -------------     ------------
    Total assets .........................    $716,356,871     $959,786,469      $129,570,935        $256,886,565     $134,614,779
                                             =============    =============     =============       =============     ============

LIABILITIES AND NET ASSETS
  Liabilities:
  Payable for:
    Securities purchased .................             $--              $--               $--          $9,242,676              $--
    Fund shares redeemed .................       1,200,844        2,441,454           820,749             157,685          460,681
    Other liabilities:
      Management fees ....................         467,334          631,048            56,076             210,219           85,999
      Custodian fees .....................           8,399            7,500             4,120              47,367            2,791
      Forward foreign exchange contracts .              --               --                --             114,392               --
      Transfer and administration fees ...          28,357           38,160             5,334               8,698            5,419
      Professional fees ..................          29,728           34,000             5,000               2,668            6,699
      Miscellaneous ......................          31,651           48,000             7,543              77,279           12,079
                                             -------------    -------------     -------------       -------------     ------------
        Total liabilities ................       1,766,313        3,200,162           898,822           9,860,984          573,668
    Net Assets:
    Paid in capital ......................     476,200,521      666,852,038       121,964,722         206,377,325      138,273,273
    Undistributed net investment income ..       5,364,046       22,620,615         6,760,908           5,665,264        8,629,443
         Accumulated undistributed net
           realized gain (loss) on sale
           of investments and foreign
           currency transactions .........      50,975,219       57,392,384                --          11,450,403      (12,212,822)
         Net unrealized appreciation
           (depreciation) in value of
           investments and translation
           of assets and liabilities in
           foreign currency ..............     182,050,772      209,721,270           (53,517)         23,532,589         (648,783)
                                             -------------    -------------     -------------       -------------     ------------
             Net assets ..................     714,590,558      956,586,307       128,672,113         247,025,581      134,041,111
                                             -------------    -------------     -------------       -------------     ------------
               Total liabilities
                 and net assets ..........    $716,356,871     $959,786,469      $129,570,935        $256,886,565     $134,614,779
                                             =============    =============     =============       =============     ============
Capital shares authorized ................   1,000,000,000    1,000,000,000     1,000,000,000       1,000,000,000      250,000,000
Capital shares outstanding ...............      29,390,562       27,020,483        10,245,857          40,253,879       11,170,955
Net asset value per share (net assets
  divided by shares outstanding) .........          $24.31           $35.40            $12.56               $6.14           $12.00
                                             =============    =============     =============       =============     ============

                            SEE ACCOMPANYING NOTES.

DECEMBER 31, 1996

                                                          SERIES K        SERIES M        SERIES N
                                              SERIES J     (GLOBAL      (SPECIALIZED      (MANAGED       SERIES O      SERIES S
                                             (EMERGING    AGGRESSIVE        ASSET           ASSET         (EQUITY       (SOCIAL
                                              GROWTH)        BOND)       ALLOCATION)     ALLOCATION)      INCOME)     AWARENESS)
                                           ----------------------------------------------------------------------------------------

ASSETS
Investments at value (identified cost
 $108,447,123, $11,909,824, $35,115,700,
 $20,637,586, $52,098,699 and
 $40,913,266, respectively) ..............$136,210,534   $12,231,755     $37,060,453     $22,490,459   $58,083,781    $52,098,137

Short-term commercial paper,
  at market value or at amortized
  cost which approximates market
  value (identified cost $0, $0,
  $0, $969,818, $4,959,951 and $0,
  respectively) ..........................          --            --              --         969,818     4,959,951             --

Cash .....................................  12,199,550   113,497 118              --              --            --      5,323,445
Receivables:
  Fund shares sold .......................     192,455        34,639          77,760           5,924       288,647        238,200
  Securities sold ........................          --        58,394       1,208,407              --            --             --
  Interest ...............................      47,348       367,069          75,428         141,909        43,522         25,656
  Dividends ..............................      34,565            --          37,491          20,213       137,723         34,438
  Prepaid expenses .......................          --            --           2,355           4,122         5,584             --
  Forward foreign exchange contracts .....          --        11,473              --              --            69             --
  Foreign taxes recoverable ..............          --            --           6,920           2,593            --             --
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Total assets .........................$148,684,452   $12,816,827     $38,468,932     $23,635,038   $63,519,277    $57,719,876
                                          ============  ============     ===========     ===========   ===========    ===========

LIABILITIES AND NET ASSETS
Liabilities:
  Payable for
    Securities purchased .................         $--           $--             $--        $240,692      $406,681            $--
    Fund shares redeemed .................     152,493        56,841          25,218          12,565       660,061        180,312
  Written call options outstanding .......          --        17,937              --              --            --             --
  Other liabilities:
    Management fees ......................      97,128            --          32,878          19,951        53,686         37,435
    Custodian fees .......................       2,106        10,067           3,480           6,246         8,127            647
    Transfer and administration fees .....       6,101           904           1,672           4,826         2,634          2,459
    Professional fees ....................         904         3,339           5,500           2,500         6,000            576
    Miscellaneous ........................       4,432         7,844           4,261           3,680         5,026          1,732
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Total liabilities ..................     263,164        96,932          73,009         290,460     1,142,215        223,161

Net Assets:
  Paid in capital ........................ 115,388,609    12,369,761      34,576,966      20,739,163    53,928,508     42,359,859
  Undistributed net investment income ....     541,285            --         925,207         455,999     1,028,253        138,079
  Accumulated undistributed net realized
    gain (loss) on sale of investments and
    foreign currency transactions ........   4,727,983        29,227         949,137         297,452     1,435,303      3,813,906
Net unrealized appreciation in value of
  investments and translation of assets
  and liabilities in foreign currency ....  27,763,411       320,907       1,944,613       1,851,964     5,984,998     11,184,871
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Net assets ......................... 148,421,288    12,719,895      38,395,923      23,344,578    62,377,062     57,496,715
                                          ------------  ------------     -----------     -----------   -----------    -----------
        Total liabilities and net assets  $148,684,452   $12,816,827     $38,468,932     $23,635,038   $63,519,277    $57,719,876
                                          ============  ============     ===========     ===========   ===========    ===========
Capital shares authorized ................ 250,000,000    50,000,000      50,000,000      50,000,000    50,000,000    250,000,000
Capital shares outstanding ...............   8,133,639     1,186,103       3,186,888       1,942,823     4,451,014      3,012,966

Net asset value per share (net assets
divided by shares outstanding) ...........      $18.25        $10.72          $12.05          $12.02        $14.01         $19.08
                                          ============  ============     ===========     ===========   ===========    ===========

                            SEE ACCOMPANYING NOTES.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                       SERIES D          SERIES E
                                                SERIES A        SERIES B            SERIES C          (WORLDWIDE       (HIGH GRADE
                                                (GROWTH)     (GROWTH-INCOME)      (MONEY MARKET)        EQUITY)          INCOME)
                                         -------------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ............................        $8,963,248      $12,388,937               $--          $3,960,433              $--
  Interest .............................         1,483,422       17,764,649         7,746,574             842,315        9,721,375
                                             -------------    -------------     -------------       -------------     ------------
                                                10,446,670       30,153,586         7,746,574           4,802,748        9,721,375
  Less foreign tax expense .............                --               --                --            (428,149)              --
                                             -------------    -------------     -------------       -------------     ------------
    Total investment income ............        10,446,670       30,153,586         7,746,574           4,374,599        9,721,375

EXPENSES:
  Management fees ......................         4,497,034       6,655,890            708,300           2,164,284          959,641
  Custodian fees .......................            30,331          37,924             12,429             193,610            9,821
  Transfer/maintenance fees ............             3,573           3,347              3,415               3,061            2,911
  Administration fees ..................           269,822         399,353             63,747             317,824           57,578
  Directors' fees ......................            17,955          27,369              4,808               6,735            1,447
  Professional fees ....................            66,130          75,033             10,296              25,036            8,755
  Reports to shareholders ..............            64,555         150,384             14,062              21,331           21,361
  Registration fees ....................               763           1,145                313              21,350              190
  Other expenses .......................            30,312          69,719              9,712             33,047             2,350
                                             -------------    -------------     -------------       -------------     ------------
    Total expenses .....................         4,980,475        7,420,164           827,082           2,786,278        1,064,054
  Less earnings credits ................              (566)            (258)           (1,716)                --            (7,030)
                                             -------------    -------------     -------------       -------------     ------------
  Net expenses .........................         4,979,909        7,419,906           825,366           2,786,278        1,057,024
                                             -------------    -------------     -------------       -------------     ------------
    Net investment income ..............         5,466,761       22,733,680         6,921,208           1,588,321        8,664,351

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) during the year on:
    Investments ........................        51,089,074       57,472,747                --          14,468,531       (2,164,110)
    Foreign currency transactions ......                --               --                --           3,728,221               --
                                             -------------    -------------     -------------       -------------     ------------
      Net realized gain (loss) .........        51,089,074       57,472,747                --          18,196,752       (2,164,110)

Net change in unrealized appreciation
  (depreciation) during the year on:
    Investments ........................        62,940,793       65,772,214           (41,770)         15,106,354       (7,551,691)
    Translation of assets and liabilities
      in foreign currencies ............                --               --                --          (1,758,832)              --
                                             -------------    -------------     -------------       -------------     ------------
        Net unrealized appreciation
          (depreciation) ...............        62,940,793       65,772,214           (41,770)         13,347,522       (7,551,691)

       Net gain (loss) .................       114,029,867      123,244,961           (41,770)         31,544,274       (9,715,801)
                                             -------------    -------------     -------------       -------------     ------------
         Net increase (decrease) in
           net assets resulting from
           operations ..................     $119,496,628      $145,978,641        $6,879,438         $33,132,595      ($1,051,450)
                                             =============    =============     =============       =============     ============

                            SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          SERIES K        SERIES M        SERIES N
                                              SERIES J     (GLOBAL      (SPECIALIZED      (MANAGED       SERIES O      SERIES S
                                             (EMERGING    AGGRESSIVE        ASSET           ASSET         (EQUITY       (SOCIAL
                                              GROWTH)        BOND)       ALLOCATION)     ALLOCATION)      INCOME)     AWARENESS)
                                           ----------------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends ............................      $386,091           $--        $669,164        $219,880    $1,125,073       $312,204
  Interest .............................       421,213     1,085,466         519,827         507,512       359,083        225,317
                                          ------------  ------------     -----------     -----------   -----------    -----------
                                               807,304     1,085,466       1,188,991         727,392     1,484,153        537,521
    Less foreign tax expense ...........            --       (12,806)        (18,715)         (5,474)           --             --
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Total investment income ..........       807,304     1,072,660       1,170,276         721,918     1,484,156        537,521

EXPENSES:
  Management fees ......................       961,958        69,196         286,419         174,823       392,594        353,220
  Custodian fees .......................        12,809        15,235          18,674          17,568        21,612          3,696
  Transfer/maintenance fees ............         3,025         2,399           2,232           2,109         2,359          2,351
  Administration fees ..................        57,717        43,030          51,639          46,617        17,667         21,193
  Directors' fees ......................         3,901            51             805             648         1,167          1,582
  Professional fees ....................         8,755        10,967           4,182           7,069        10,680          3,316
  Reports to shareholders ..............        20,517         1,433           3,114           2,254         3,920          7,931
  Registration fees ....................           136         2,500           1,460           1,460         1,460             54
  Other expenses .......................         8,559         1,515          16,389           1,959         1,510          3,382
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Total expenses .....................     1,077,377       146,326         384,914         254,507       452,969        396,725
  Less:
    Reimbursement of expenses ..........            --       (69,196)             --              --            --             --
    Earnings credits ...................           (30)           --              --              --            --         (2,088)
                                          ------------  ------------     -----------     -----------   -----------    -----------
  Net expenses .........................     1,077,347        77,130         384,914         254,507       452,969        394,637
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Net investment income (loss) .......      (270,043)      995,530         785,362         467,411     1,031,187        142,884

NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss)
    during the year on:
    Investments ........................     4,744,892       218,893         950,428         297,696     1,436,802      3,818,240
    Foreign currency transactions ......            --      (184,631)        (13,901)         (7,082)       (1,154)            --
    Futures contracts ..................       829,934            --         176,425              --            --             --
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Net realized gain ................     5,574,826        34,262       1,112,952         290,614     1,435,648      3,818,240

Net change in unrealized appreciation
  (depreciation) during the year on:
  Investments ..........................    16,151,675       228,681       1,910,847       1,466,738     4,978,960      3,541,342
  Translation of assets and liabilities
    in foreign currencies ..............            --         7,865            (253)           (258)          (84)            --
  Futures contracts ....................            --            --         (76,555)             --            --             --
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Net unrealized appreciation ........    16,151,675       236,546       1,834,039       1,466,480     4,978,876      3,541,342
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Net gain .........................    21,726,501       270,808       2,946,991       1,757,094     6,414,524      7,359,582
                                          ------------  ------------     -----------     -----------   -----------    -----------

       Net increase in net assets
         resulting from operations .....   $21,456,458    $1,266,338      $3,732,353      $2,224,505    $7,445,711     $7,502,466
                                          ============  ============     ===========     ===========   ===========    ===========

                            SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                                                       SERIES D          SERIES E
                                                SERIES A        SERIES B            SERIES C          (WORLDWIDE       (HIGH GRADE
                                                (GROWTH)     (GROWTH-INCOME)      (MONEY MARKET)        EQUITY)          INCOME)
                                         -------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS:
  Net investment income ................        $5,466,761      $22,733,680        $6,921,208          $1,588,321       $8,664,351
  Net realized gain (loss) .............        51,089,074       57,472,747                --          18,196,752       (2,164,110)
  Unrealized appreciation (depreciation)
    during the period ..................        62,940,793       65,772,214           (41,770)         13,347,522       (7,551,691)
                                             -------------    -------------     -------------       -------------     ------------
      Net increase (decrease) in
        net assets resulting from
        operations .....................       119,496,628      145,978,641         6,879,438          33,132,595       (1,051,450)

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................        (4,858,702)     (18,421,256)       (5,014,558)         (6,982,410)      (7,686,321)
  Net realized gain ....................       (30,078,874)     (89,075,535)               --          (6,588,531)              --
                                             -------------    -------------     -------------       -------------     ------------
    Total distributions to shareholders        (34,937,576)    (107,496,791)       (5,014,558)        (13,570,941)      (7,686,321)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........       272,735,836      195,756,138       300,770,030          95,984,267       71,870,139
  Dividends reinvested .................        34,937,576      107,496,791         5,014,558          13,570,941        7,686,321
  Shares redeemed ......................      (197,533,006)    (180,261,174)     (284,413,035)        (59,872,380)     (62,429,363)
                                             -------------    -------------     -------------       -------------     ------------
    Net increase from capital share
      transactions .....................       110,140,406      122,991,755        21,371,553          49,682,828       17,127,097
                                             -------------    -------------     -------------       -------------     ------------
        Total increase in net assets ...       194,699,458      161,473,605        23,236,433          69,244,482        8,389,326

NET ASSETS:
  Beginning of year ....................       519,891,100      795,112,702       105,435,680         177,781,099      125,651,785
                                             -------------    -------------     -------------       -------------     ------------
  End of year ..........................      $714,590,558     $956,586,307      $128,672,113        $247,025,581     $134,041,111
                                             =============    =============     =============       =============     ============

  Undistributed net investment
    income at end of year ..............        $5,364,046      $22,620,615        $6,760,908          $5,665,264       $8,629,443
                                             =============    =============     =============       =============     ============

    (a) Shares issued and redeemed
        Shares sold ....................        11,815,669        5,479,920        23,991,955          15,951,967        5,820,235
        Dividends reinvested ...........         1,535,718        3,174,743           405,053           2,280,830          649,731
        Shares redeemed ................        (8,682,010)      (5,055,630)      (22,692,246)         (9,930,879)      (5,068,479)
                                             -------------    -------------     -------------       -------------     ------------
          Net increase .................         4,669,377        3,599,033         1,704,762           8,301,918        1,401,487
                                             =============    =============     =============       =============     ============

                            SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31, 1996

                                                          SERIES K        SERIES M        SERIES N
                                              SERIES J     (GLOBAL      (SPECIALIZED      (MANAGED       SERIES O      SERIES S
                                             (EMERGING    AGGRESSIVE        ASSET           ASSET         (EQUITY       (SOCIAL
                                              GROWTH)        BOND)       ALLOCATION)     ALLOCATION)      INCOME)     AWARENESS)
                                           ----------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) .........     $(270,043)     $995,530        $785,362        $467,411    $1,031,187       $142,884
  Net realized gain ....................     5,574,826        34,262       1,112,952         290,614     1,435,648      3,818,240
  Unrealized appreciation
    during the period ..................    16,151,675       236,546       1,834,039       1,466,480     4,978,876      3,541,342
                                          ------------  ------------     -----------     -----------   -----------    -----------
      Net increase in net assets
        resulting from operations ......    21,456,458     1,266,338       3,732,353       2,224,505     7,445,711      7,502,466

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................      (236,747)     (844,106)       (332,910)       (112,833)     (108,567)      (217,556)
  Net realized gain ....................    (5,477,835)     (141,415)       (154,426)        (22,914)       (7,238)    (1,127,096)
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Total distribution to shareholders .    (5,714,582)     (985,521)       (487,336)       (135,747)     (115,805)    (1,344,652)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........    93,417,694    10,501,775      27,932,031      14,703,728    54,553,040      20,989,370
  Dividends reinvested .................     5,714,582       985,521         487,336         135,747       115,805       1,344,652
  Shares redeemed ......................   (59,832,305)   (4,726,579)     (9,244,884)     (4,163,794)  (13,149,311)     (7,825,379)
                                          ------------  ------------     -----------     -----------   -----------    -----------

    Net increase from capital
      share transactions ...............    39,299,971     6,760,717      19,174,483      10,675,681    41,519,534     14,508,643
                                          ------------  ------------     -----------     -----------   -----------    -----------

    Total increase in net assets .......    55,041,847     7,041,534      22,419,500      12,764,439    48,849,440     20,666,457

NET ASSETS:
  Beginning of year ....................    93,379,441     5,678,361      15,976,423      10,580,139    13,527,622     36,830,258
                                          ------------  ------------     -----------     -----------   -----------    -----------
  End of year ..........................  $148,421,288   $12,719,895     $38,395,923     $23,344,578   $62,377,062    $57,496,715
                                          ============  ============     ===========     ===========   ===========    ===========

  Undistributed net investment
    income at end of year ..............      $541,285           $--        $925,207        $455,499    $1,028,253       $138,079
                                          ============  ============     ===========     ===========   ===========    ===========

      (a) Shares issued and redeemed
          Shares sold ..................     5,392,420       968,131       2,471,114       1,317,755     4,318,273      1,144,145
          Dividends reinvested .........       316,597        91,933          42,899          12,013         8,922         70,585
          Shares redeemed ..............    (3,388,952)     (429,302)       (818,625)       (372,924)   (1,032,400)      (435,648)
                                          ------------  ------------     -----------     -----------   -----------    -----------
            Net increase ...............     2,320,065       630,762       1,695,388         956,844     3,294,795        779,082
                                          ============  ============     ===========     ===========   ===========    ===========

                            SEE ACCOMPANYING NOTES.

STATEMENT OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1995

                                                                                                       SERIES D          SERIES E
                                                SERIES A        SERIES B            SERIES C          (WORLDWIDE       (HIGH GRADE
                                                (GROWTH)     (GROWTH-INCOME)      (MONEY MARKET)        EQUITY)          INCOME)
                                         -------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ................        $4,866,610      $18,703,765        $5,008,362          $1,475,486       $7,776,981
  Net realized gain ....................        30,112,684       99,034,666                --          10,198,109        3,043,977
  Unrealized appreciation during the period     97,759,964       63,506,371            16,141           6,880,054        9,249,705
                                             -------------    -------------     -------------       -------------     ------------
    Net increase in net assets resulting
      from operations ..................       132,739,258      181,244,802         5,024,503          18,553,649       20,070,663

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................        (3,560,363)    (12,339,763)        (4,193,295)            (28,486)      (7,575,652)
  Net realized gain ....................       (15,009,374)             --                 --          (1,835,762)              --
                                             -------------    -------------     -------------       -------------     ------------
    Total distributions to shareholders.       (18,569,737)    (12,339,763)        (4,193,295)         (1,864,248)      (7,575,652)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........       178,841,720      149,198,824       162,965,890          81,864,579       56,773,129
  Dividends reinvested .................        18,569,737       12,339,763         4,193,295           1,864,248        7,575,652
  Shares redeemed ......................      (123,978,278)    (130,485,002)     (181,223,040)        (69,669,706)     (58,270,162)
                                             -------------    -------------     -------------       -------------     ------------
    Net increase (decrease) from
      capital share transactions .......        73,433,179       31,053,585       (14,063,855)         14,059,121        6,078,619
                                             -------------    -------------     -------------       -------------     ------------

        Total increase (decrease)
          in net assets ................       187,602,700      199,958,624       (13,232,647)         30,748,522       18,573,630

NET ASSETS:
  Beginning of period ..................       332,288,400      595,154,078       118,668,327         147,032,577      107,078,155
                                             -------------    -------------     -------------       -------------     ------------
  End of period ........................      $519,891,100     $795,112,702      $105,435,680        $177,781,099     $125,651,785
                                             =============    =============     =============       =============     ============

  Undistributed net investment
    income at end of period ............        $4,755,987      $18,308,191        $4,854,258          $4,447,615       $7,651,413
                                             =============    =============     =============       =============     ============

    (a) Shares issued and redeemed
        Shares sold ....................         9,705,386        4,927,872        13,110,725          15,967,670        4,585,694
        Dividends reinvested ...........           943,105          383,461           344,843             345,872          622,486
        Shares redeemed ................        (6,692,130)      (4,314,590)      (14,585,481)        (13,363,236)      (4,736,924)
                                             -------------    -------------     -------------       -------------     ------------
          Net increase (decrease) ......         3,956,361          996,743        (1,129,913)          2,950,306         471,256
                                             =============    =============     =============       =============     ============

                            SEE ACCOMPANYING NOTES.

FOR THE YEAR ENDED DECEMBER 31, 1995

                                                          SERIES K        SERIES M        SERIES N
                                              SERIES J     (GLOBAL      (SPECIALIZED      (MANAGED       SERIES O      SERIES S
                                             (EMERGING    AGGRESSIVE        ASSET           ASSET        (EQUITY        (SOCIAL
                                              GROWTH)       BOND)*       ALLOCATION)*    ALLOCATION)*    INCOME)*      AWARENESS)
                                           ----------------------------------------------------------------------------------------

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income ................      $218,141      $285,818        $155,597        $112,171      $106,787       $224,085
  Net realized gain (loss) .............    11,201,462       (16,723)        307,769          19,003         5,739      1,728,460
  Unrealized appreciation
    during the period ..................     3,419,768        84,361         110,574         385,484       1,006,122    5,304,983
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Net increase in net assets
      resulting  from operations .......    14,839,371       353,456         573,940         516,658     1,118,648      7,257,528

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income ................            --      (245,889)             --              --            --       (158,603)
  Distribution in excess of capital gains           --       (23,205)             --              --            --             --
  Tax return of capital distribution ...            --       (15,693)             --              --            --             --
                                          ------------  ------------     -----------     -----------   -----------    -----------
    Total distribution to shareholders .            --      (284,787)             --              --            --       (158,603)

CAPITAL SHARE TRANSACTIONS (A):
  Proceeds from sale of shares .........    44,371,374     8,894,552      20,292,459      10,904,285    13,390,619     10,381,340
  Dividends reinvested .................            --       284,787              --              --            --        158,603
  Shares redeemed ......................   (42,770,961)   (3,569,647)     (4,889,976)       (840,804)     (981,645)    (5,347,822)
                                          ------------  ------------     -----------     -----------   -----------    -----------

    Net increase from capital
      share transactions ...............     1,600,413     5,609,692      15,402,483      10,063,481    12,408,974      5,192,121
                                          ------------  ------------     -----------     -----------   -----------    -----------

    Total increase in net assets .......    16,439,784     5,678,361      15,976,423      10,580,139    13,527,622     12,291,046

NET ASSETS:
  Beginning of period ..................    76,939,657            --              --              --            --     24,539,212
                                          ------------  ------------     -----------     -----------   -----------    -----------
  End of period ........................   $93,379,441    $5,678,361     $15,976,423     $10,580,139   $13,527,622    $36,830,258
                                          ============  ============     ===========     ===========   ===========    ===========

  Undistributed net investment
    income at end of period ............      $218,141           $--        $310,231        $108,503      $106,787       $212,751
                                          ============  ============     ===========     ===========   ===========    ===========

      (a) Shares issued and redeemed
          Shares sold ..................     2,964,051       875,221       1,952,323       1,067,140     1,243,531        698,002
          Dividends reinvested                      --        27,920              --              --            --          9,760
          Shares redeemed ..............    (2,875,387)     (347,800)       (460,823)        (81,161)      (87,312)      (366,291)
                                          ------------  ------------     -----------     -----------   -----------    -----------
            Net increase ...............        88,664       555,341       1,491,500         985,979     1,156,219        341,471
                                          ============  ============     ===========     ===========   ===========    ===========

*Period June 1, 1995 (inception) through December 31, 1995.

                            SEE ACCOMPANYING NOTES.

FINANCIAL HIGHLIGHTS

                                                                                                                            AVERAGE
                                                                                                           RATIO             COM-
                                                                                                 RATIO      OF              MISSION
         NET               NET              DIVI-                                                  OF       NET             PAID
        ASSET             GAIN     TOTAL    DENDS                                         NET   EXPENSES   INCOME            PER
        VALUE     NET    (LOSS)     FROM    (FROM    DISTRI-             NET             ASSETS    TO      (LOSS)   PORT-   INVEST-
FISCAL  BEGIN-  INVEST-  (REAL-    INVEST-   NET     BUTIONS            ASSET            END OF   AVER-      TO     FOLIO    MENT
PERIOD  NING     MENT    IZED &     MENT    INVEST-   (FROM     TOTAL   VALUE    TOTAL   PERIOD    AGE     AVERAGE   TURN-  SECU-
ENDED    OF     INCOME   UNREAL-   OPERA-    MENT    CAPITAL   DISTRI-  END OF  RETURN   (THOU-    NET       NET     OVER    RITY
DEC.31  PERIOD  (LOSS)    IZED)    TIONS    INCOME)   GAINS)   BUTIONS  PERIOD    (c)    SANDS)   ASSETS   ASSETS    RATE   TRADED
------------------------------------------------------------------------------------------------------------------------------------

                                                         SERIES A (Growth)
1992    $17.26  $0.23   $1.615    $1.845  $(0.242) $(0.533) $(0.775)   $18.33   11.1%   $296,548  0.86%    1.46%    77%      $N/A
1993     18.33   0.39    2.076     2.466   (0.224)  (0.752)  (0.976)    19.82   13.7%    317,407  0.86%    2.01%   108%       N/A
1994     19.82   0.20   (0.442)   (0.242)  (0.38)   (3.198)  (3.578)    16.00   (1.7%)   332,288  0.84%    1.13%    90%       N/A
1995(f)  16.00   0.18    5.648     5.828   (0.153)  (0.645)  (0.798)    21.03   36.8%    519,891  0.83%    1.13%    83%       N/A
1996(f)  21.03   0.18    4.495     4.675   (0.194)  (1.201)  (1.395)    24.31   22.7%    714,591  0.83%    0.9%     57%    0.0598

                                                       SERIES B (Growth-Income)

1992    $26.85  $0.65    $.999    $1.649  $(0.583) $(0.156) $(0.739)   $27.76    6.3%   $467,208  0.86%    3.22%    56%      $N/A
1993     27.76   0.64    2.009     2.649   (0.679)     ---   (0.679)    29.73    9.6%    583,599  0.86%    2.63%    95%       N/A
1994     29.73   0.51   (1.34)    (0.83)   (0.680)  (1.68)   (2.36)     26.54   (3.0%)   595,154  0.84%    2.07%    43%       N/A
1995(f)  26.54   0.79    7.16      7.95    (0.540)     ---   (0.540)    33.95   30.1%    795,113  0.83%    2.70%    94%       N/A
1996(f)  33.95   0.83    5.16      5.99    (0.778)  (3.762)  (4.54)     35.40   18.3%    956,586  0.84%    2.56%    58%    0.0602

                                                       SERIES C (Money Market)

1992    $12.52  $0.43  $(0.03)    $0.40   $(0.71)     $---  $(0.71)    $12.21    3.2%    $87,246  0.61%    3.19%   ---       $N/A
1993     12.21   0.29    0.027     0.317   (0.437)     ---   (0.437)    12.09    2.6%     99,092  0.61%    2.65%   ---        N/A
1994     12.09   0.41    0.035     0.445   (0.265)     ---   (0.265)    12.27    3.7%    118,668  0.61%    3.70%   ---        N/A
1995(f)  12.27   0.74   (0.085)    0.655   (0.585)     ---   (0.585)    12.34    5.4%    105,436  0.60%    5.27%   ---        N/A
1996     12.34   0.61    0.01      0.62    (0.40)      ---   (0.40)     12.56    5.1%    128,672  0.58%    4.89%   ---        N/A
(a)(f)

                                                     SERIES D (Worldwide Equity)

1992(a)  $3.91  $0.02  $(0.122)  $(0.102) $(0.048)    $---  $(0.048)    $3.76   (2.6%)   $25,183  1.62%    0.50%    81%      $N/A
1993(a)   3.76   0.02    1.17      1.19    (0.006)     ---   (0.006)     4.94   31.6%     98,252  1.42%    0.38%    70%       N/A
1994(a)   4.94   0.02    0.115     0.135   (0.005)     ---   (0.005)     5.07    2.7%    147,033  1.34%    0.50%    82%       N/A
1995      5.07   0.05    0.4989    0.5489  (0.0009) (0.058)  (0.0589)    5.56   10.9%    177,781  1.31%    0.90%   169%       N/A
1996      5.56   0.03    0.93      0.96    (0.20)   (0.18)   (0.38)      6.14   17.5%    247,026  1.30%    0.74%   115%    0.0276

                                                      SERIES E (High Grade Income)

1992    $12.82  $0.78   $0.168    $0.948  $(0.748)    $---  $(0.748)   $13.02    7.4%    $81,440  0.86%    7.41%    76%      $N/A
1993     13.02   0.64    1.02      1.66    (0.79)   (0.11)   (0.90)     13.78   12.6%    112,900  0.86%    6.21%   151%       N/A
1994     13.78   0.76   (1.713)   (0.953)  (0.69)   (0.617)  (1.307)    11.52   (6.9%)   107,078  0.85%    6.74%   185%       N/A
1995(f)  11.52   0.74    1.36      2.10    (0.76)      ---   (0.76)     12.86   18.6%    125,652  0.85%    6.60%   180%       N/A
1996(f)  12.86   0.75   (0.853)   (0.103)  (0.757)     ---   (0.757)    12.00   (0.7%)   134,041  0.83%    6.77%   232%       N/A

                                                                                                                              AVE-
                                                                                                                              RAGE
                           NET                                                                                RATIO           COM-
                          GAIN                                                                       RATIO     OF            MISSION
         NET             (LOSS)            DIVI-                                                       OF      NET            PAID
        ASSET            ON SEC-   TOTAL   DENDS                                              NET   EXPENSES  INCOME          PER
        VALUE     NET    URITIES    FROM   (FROM    DISTRI-                   NET            ASSETS    TO     (LOSS)  PORT-  INVEST-
FISCAL  BEGIN-  INVEST-  (REAL-    INVEST-  NET     BUTIONS  RETURN          ASSET           END OF   AVER-     TO    FOLIO   MENT
PERIOD  NING     MENT    IZED &     MENT   INVEST-   (FROM     OF    TOTAL   VALUE    TOTAL  PERIOD    AGE    AVERAGE  TURN-  SECU-
ENDED    OF     INCOME   UNREAL-   OPERA-   MENT    CAPITAL  CAPI-  DISTRI-  END OF  RETURN  (THOU-    NET      NET    OVER   RITY
DEC.31  PERIOD  (LOSS)    IZED)    TIONS   INCOME)   GAINS)   TAL   BUTIONS  PERIOD    (c)   SANDS)   ASSETS  ASSETS   RATE  TRADED
------------------------------------------------------------------------------------------------------------------------------------

                                                     SERIES J (Emerging Growth)
1992(b) $10.00  $0.01   $2.46    $2.47      $---       $---    $---    $---   $12.47  24.7%   $7,113  1.06%   0.22%    4%     N/A
1993     12.47  (0.01)   1.711    1.701    (0.001)      ---     ---   (0.001)  14.17  13.6%   42,096  0.91%  (0.14%) 117%     N/A
1994     14.17  (0.01)  (0.713)  (0.723)     ---     (0.007)    ---   (0.007)  13.44  (5.1%)  76,940  0.88%  (0.11%)  91%     N/A
1995(f)  13.44   0.04    2.58     2.62       ---        ---     ---     ---    16.06  19.5%   93,379  0.84%   0.26%  202%     N/A
1996(f)  16.06  (0.04)   2.93     2.89     (0.029)   (0.671)    ---   (0.700)  18.25  18.0%  148,421  0.84%  (0.21%) 123%  0.0601

                                               SERIES K (Global Aggressive)

1995    $10.00  $0.54   $0.22    $0.76    $(0.466)  $(0.044) $(0.03) $(0.540) $10.22   7.6%   $5,678  1.63%  11.03%  127%    $N/A
(a)(d)(e)
1996(e)  10.22   0.90    0.50     1.40     (0.77)    (0.13)     ---   (0.90)   10.72  13.7%   12,720  0.84%  10.79%   86%     N/A

                                        SERIES M (Specialized Asset Allocation)

1995    $10.00  $0.169  $0.541   $0.71      $---      $---     $---    $---   $10.71   7.1%  $15,976  1.94%   3.2%   181%    $N/A
(a)(d)
1996     10.71   0.150   1.364   1.514     (0.119)   (0.055)    ---    (.174)  12.05  14.2%   38,396  1.34%   2.73%   40%   .0266

                                           SERIES N (Managed Asset Allocation)

1995    $10.00  $0.156  $0.574   $0.73      $---      $---     $---    $---   $10.73   7.3%  $10,580  1.90%   2.8%    26%    $N/A
(a)(d)
1996     10.73   0.193   1.175    1.368    (0.065)   (0.013)    ---   (0.078)  12.02  12.8%   23,345  1.45%   2.67%   41%  0.0393

                                                  SERIES O (Equity Income)

1995    $10.00  $0.166  $1.534   $1.70      $---      $---     $---    $---   $11.70  17.0%  $13,528  1.40%   3.0%     3%    $N/A
(a)(d)
1996     11.70   0.169   2.173    2.342    (0.03)    (0.002)    ---   (0.032)  14.01  20.0%   62,377  1.15%   2.62%   22%  0.0385

                                                  SERIES S (Social Awareness)

1992(a) $10.55  $0.03   $1.691   $1.721   $(0.021)    $---     $---  $(0.021) $12.25  16.4%    9,653  0.92%   0.24%  110%    $N/A
1993     12.25   0.02    1.432    1.452    (0.012)     ---      ---   (0.012)  13.69  11.9%   19,490  0.90%   0.23%  105%     N/A
1994     13.69   0.08   (0.595)  (0.515)   (0.02)    (0.185)    ---   (0.205)  12.97  (3.7%)  24,539  0.90%   0.75%   67%     N/A
1995(f)  12.97   0.09    3.507    3.597    (0.077)     ---      ---   (0.077)  16.49  27.7%   36,830  0.86%   0.75%  122%     N/A
1996(f)  16.49   0.03    3.073    3.103    (0.083)   (0.43)     ---   (0.513)  19.08  18.8%   57,497  0.84%   0.30%   67%  0.0602

(a) Net investment income per share has been calculated using the weighted monthly average number of capital shares outstanding.

(b) Series J was initially capitalized on October 1, 1992, with a net asset value of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(c) Total return does not take into account any charges paid at the time of purchase.

(d) Series K, M, N and O were initially capitalized on June 1, 1995 with net asset values of $10.00 per share. Percentage amounts for the period have been annualized, except for total return.

(e) Fund expenses for Series K were reduced by the Investment Manager during the period, and expense ratios absent such reimbursement would have been 2.03% in 1995 and 1.59% in 1996.

(f) Expense ratios were calculated without the reduction for custodian fees earnings credits beginning February 1, 1995. Expense ratios with such reductions would have been as follows:

                  1995     1996
                  ----     ----
     Series A     0.83%    0.83%
     Series B     0.83%    0.84%
     Series C     0.60%    0.58%
     Series E     0.85%    0.83%
     Series J     0.83%    0.84%
     Series S     0.84%    0.84%

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996

     1. SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Its shares are currently issued in eleven series with each series, in effect, representing a separate fund. The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. SECURITIES VALUATION - Valuations of the Fund's securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If there are no sales on a particular day, then the securities are valued at the last bid price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. All other securities for which market quotations are available are valued on the basis of the current bid price. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Fund's investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Fund generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost which approximates market value.

     Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities are determined as of the close of such foreign markets or the close of the New York Stock Exchange, if earlier. All investments quoted in foreign currency are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Investment in foreign securities may involve risks not present in domestic investments. Since foreign securities may be denominated in a foreign currency and involve settlement and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

     B. FOREIGN CURRENCY TRANSACTIONS - The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

     Series D, M, N and O do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctutation arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Series K isolates their portion of the results of operations resulting from foreign exchange rates on investment from the fluctuation arising from changes in the market prices of securities held.

     Net realized foreign exchange gains or losses arise from sales of portfolio securities, sales of foreign currencies, and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of portfolio securities and other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

     C. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS - Series D, K, M, N and O may enter into forward foreign exchange contracts in connection with foreign currency risk from purchase or sale of securities denominated in foreign currency. These Series may also enter into such contracts to manage changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are settled and are reflected in the Statement of Operations. These contracts involve market risk in excess of the amount reflected in the Balance Sheet. The face or contract amount in U.S. dollars reflects the total exposure the Series have in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

     D. FUTURES - Series J and M utilize futures contracts to a limited extent, with the objectives of maintaining full exposure to the underlying stock markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. Series J and M may purchase futures contracts to immediately position incoming cash in the market, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. Returns may be enhanced by purchasing futures contracts instead of the underlying securitites when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks contained in the indices and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Series is required to deposit either cash or liquid securities, representing the initial margin, equal to a certain percentage of the contract value. Subsequent changes in the value of the contract, or variation margin, are recorded as unrealized gains or losses. The variation margin is paid or received in cash daily by the Series. The Series realizes a gain or loss when the contract is closed or expires. There were no futures contracts held by the Fund at December 31, 1996.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996


     E. OPTIONS WRITTEN - Series K may purchase put and call options and write such options on a covered basis on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the holder the right to purchase or sell respectively, (and the writer the obligation to sell or purchase) a security at a specified price, on or until a certain date. The primary risks associated with the use of options are an imperfect correlation between the change in market value of the securities held by the Series and the price of the option, the possibility of an illiquid market, and the inability of the counter-party to meet the terms of the contract.

     The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized. Series K wrote covered call options during 1996 and received $26,287 in premiums.

     F. SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Dividend income less foreign taxes withheld (if any) are recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     G. DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences are primarily due to differing treatments for expiration of net operating losses and recharacterization of foreign currency gains and losses.

     H. TAXES - The Fund complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

     I. EARNINGS CREDITS - Under the fee schedule with the custodian, the Fund earns credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations do not reflect the reduction in expense from the related earnings credits.

     2. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of
 .50% of the average daily net assets for Series C, .75% for Series A, B, E, J, K and S and 1.00% for Series D, M, N and O. SMC pays Lexington Management Corporation (LMC), an amount equal to .50% of the average daily net assets of Series D and .35% of the average net assets for Series K, for management services. SMC & LMC have agreed to waive all of the management fees for Series K through December 31, 1996. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $50,000,000 of average net assets of Series N and .40% of the average net assets of Series N in excess of $50,000,000 for management services provided to that Series. The Investment Manager pays T. Rowe Price Associates, Inc. an annual fee equal to .50% of the first $20,000,000 of average net assets of Series O and .40% of the average assets in excess of $20,000,000 for management services provided to Series O. The Investment Manager pays Templeton Quantitative Advisors, Inc., for research provided to Series M, an annual fee equal to .30% of the first $50,000,000 of the average net assets of Series M invested in equity securities and .25% of the average net assets invested in equity securities in excess of $50,000,000. The
Investment Manager also pays Meridian Investment Management Corporation, for research provided to Series M, an annual fee equal to .20% of the average net assets of that Series.

     The investment advisory contract provides that the total annual expenses of each Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are then offered for sale. For the year ended Deccember 31, 1996, SMC agreed to limit the total expenses for Series K, M, N and O to an annual rate of 2% of the average daily net asset value of each respective Series.

     The Fund has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Fund. The charges paid by the Fund under the contract for transfer agent services are insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Fund, plus the greater of .10% of the average net assets of Series D or $60,000, and with respect to Series K, M, and N, an annual fee equal to the greater of .10% of each Series average net assets or (i) $45,000 in the year ending April 29, 1997, and (ii) $60,000 thereafter. SMC has arranged for LMC to provide certain administrative services relating to Series D and K, including performing certain accounting and pricing functions. LMC is compensated directly by SMC for providing these services.

     Certain officers and directors of the Fund are also officers and/or directors of SBL and its subsidiaries, which include Security Management Company.

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1996


     3. FEDERAL INCOME TAX MATTERS

     The amounts of unrealized appreciation (depreciation) for income tax purposes at December 31, 1996, for all securities and foreign currency holdings (including foreign currency receivables and payables) were as follows:


                                     SERIES B        SERIES C       SERIES D       SERIES E
                      SERIES A       (GROWTH         (MONEY       (WORLDWIDE      (HIGH GRADE
                      (GROWTH)        INCOME)         MARKET)       EQUITY)         INCOME)
                    --------------------------------------------------------------------------

Aggregate
gross unrealized
appreciation        $185,780,737    $215,310,355       $6,416     $28,630,771      $1,320,752

Aggregate
gross unrealized
depreciation          (3,729,965)     (5,589,085)     (59,933)     (5,134,822)     (2,023,441)
                    --------------------------------------------------------------------------

Net unrealized
appreciation
(depreciation)      $182,050,772    $209,721,270     ($53,517)    $23,495,949       ($702,689)
                    ==========================================================================

                                                     SERIES M      SERIES N
                      SERIES J       SERIES K      (SPECIALIZED    (MANAGED          SERIES O         SERIES S
                     (EMERGING       (GLOBAL          ASSET          ASSET           (EQUITY           (SOCIAL
                       GROWTH)      AGGRESSIVE)     ALLOCATION)    ALLOCATION)       INCOME)          AWARENESS)
                     -------------------------------------------------------------------------------------------

Aggregate
gross unrealized
appreciation         $29,624,951        $543,451    $2,821,687    $2,241,187       $6,426,024       $11,893,151

Aggregate
gross unrealized
depreciation          (1,862,258)       (222,544)     (940,283)     (394,161)        (470,924)         (708,280)
                     -------------------------------------------------------------------------------------------

Net unrealized
appreciation
(depreciation)       $27,762,693        $320,907    $1,881,404    $1,847,026       $5,955,100       $11,184,871
                     ===========================================================================================

     Realized gains and losses are determined on an identified cost basis for federal income tax purposes. Series A, B, D, J, K and S hereby designate $12,046,576, $74,040,191, $5,192,049, $5,477,835, $50,427 and $1,127,096
respectively as capital gains dividends attributable to the year ended December 31, 1996, for the purpose of the dividends paid deduction on the Series' federal income tax return. At December 31, 1996, Series E has a capital loss carryforward of $12,158,916 which is available to offset future taxable gains and expires in 2002.

     4. INVESTMENT TRANSACTIONS

     Investment transactions for the year ended December 31, 1996, (excluding overnight investments and short-term debt securities) are as follows:

                                 SERIES B           SERIES D       SERIES E
                  SERIES A       (GROWTH          (WORLDWIDE      (HIGH GRADE
                  (GROWTH)        INCOME)           EQUITY)         INCOME)
                --------------------------------------------------------------

Purchases       $380,418,678    $504,488,729    $269,846,872     $295,216,186

Proceeds
from sales      $323,094,488    $482,161,952    $228,811,067     $286,566,631

                                                     SERIES M      SERIES N
                      SERIES J       SERIES K      (SPECIALIZED    (MANAGED          SERIES O         SERIES S
                     (EMERGING       (GLOBAL          ASSET          ASSET           (EQUITY           (SOCIAL
                       GROWTH)      AGGRESSIVE)     ALLOCATION)    ALLOCATION)       INCOME)          AWARENESS)
                     -------------------------------------------------------------------------------------------

Purchases            $171,754,324   $11,203,592     $27,994,840   $17,647,937      $47,210,686      $38,678,461

Proceeds
from sales           $142,970,484   $ 6,066,612     $ 9,534,480   $ 6,775,437      $ 7,732,623      $28,044,400

     5. FORWARD FOREIGN EXCHANGE CONTRACTS

     At December 31, 1996,  Series D & Series K had the  following  open forward
foreign  exchange  contracts  to  sell  currency   (excluding  foreign  currency
contracts used for purchase and sale settlements):

               SETTLEMENT   CONTRACT   CONTRACT    CURRENT    UNREALIZED
  CURRENCY        DATE       AMOUNT      RATE        RATE     GAIN (LOSS)
--------------------------------------------------------------------------------
 SERIES D
New Zealand
  Dollar         4/01/97  $4,559,067    0.6859     0.70311    ($114,392)
                                                              ==========

 SERIES K
Canadian Dollar  1/31/97    $523,169    1.338      1.368       ($11,473)
                                                              ==========

     6. FEDERAL TAX STATUS OF DIVIDENDS

     The income dividends paid by the Funds are taxable as ordinary income on the shareholders' tax return. The portion of ordinary income of dividends (including net short-term capital gains) attributed to fiscal year ended December 31, 1996, that qualified for the dividends received deduction for corporate shareholders in accordance with the provisions of the Internal Revenue Code for each Series was: Series A, 14%; Series B, 28%; Series C, 0%; Series D, 4%; Series E, 0%; Series J, 69%; Series K, 0%; Series M, 33%; Series N, 19%; Series O, 62%; and Series S, 8%.

REPORT OF INDEPENDENT AUDITORS


TO THE CONTRACT OWNERS AND BOARD OF DIRECTORS
SBL FUND

We have audited the accompanying balance sheets including the statements of net assets, of SBL Fund (comprising, respectively the Series A, B, C, D, E, J, K, M, N, O and S portfolios) (the Fund) as of December 31, 1996,and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the SBL Fund at December 31, 1996, and the results of their operations, the changes in their net assets and their financial highlights for the periods indicated therein in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Kansas City, Missouri
January 31, 1997

SECURITY FUNDS
OFFICERS AND DIRECTORS

DIRECTORS

Willis A. Anton
Donald A. Chubb, Jr.
John D. Cleland
Donald L. Hardesty
Penny A. Lumpkin
Mark L. Morris, Jr., D.V.M.
Jeffrey B. Pantages
Hugh L. Thompson, Ph.D.



OFFICERS

John D. Cleland, PRESIDENT
James R. Schmank, VICE PRESIDENT AND TREASURER
Terry A. Milberger, VICE PRESIDENT
Jane A. Tedder, VICE PRESIDENT
Mark E. Young, VICE PRESIDENT
Barbara J. Davison, ASSISTANT VICE PRESIDENT
Greg A. Hamilton, ASSISTANT VICE PRESIDENT
Cindy L. Shields, ASSISTANT VICE PRESIDENT
Thomas A. Swank, ASSISTANT VICE PRESIDENT
Amy J. Lee, SECRETARY
Christopher D. Swickard, ASSISTANT SECRETARY
Brenda M. Harwood, ASSISTANT TREASURER AND ASSISTANT SECRETARY




THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUNDS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH CONTAINS DETAILS CONCERNING THE SALES CHARGES AND OTHER PERTINENT INFORMATION.



[SDI LOGO]

SECURITY DISTRIBUTORS, INC.
700 SW Harrison St.
Topeka, KS 66636-0001
(913) 295-3112
(800) 888-2461

SBL FUND


ANNUAL REPORT
DECEMBER 31, 1996

-  Series P
   (High Yield Series)

DECEMBER 31, 1996

SBL FUND

SERIES P (HIGH YIELD)


                            STATEMENT OF NET ASSETS


PRINCIPAL                                                           MARKET VALUE
--------------------------------------------------------------------------------

                                 CORPORATE BONDS

         APPAREL - 2.0%
 $50,000 Tultex Corporation, 10.625% - 2005                             $54,437

         AUTOMOBILES - 3.1%
  80,000 Exide Corporation, 10.00% - 2005                               83,400

         BANKS & CREDIT - 2.0%
  50,000 B.F. Saul REIT, 11.625% - 2002                                 53,750

         BEVERAGES - 3.9%
  50,000 Cott Corporation, 9.375% - 2005                                51,500
  50,000 Delta Beverage Group, 9.75% - 2003                             51,125
                                                                  ------------
                                                                       102,625

         BROADCAST MEDIA - 4.4%
  65,000 Allbritton Communications Company, 11.50%, 2004                68,900
  50,000 Heritage Media Corporation, 8.75% - 2006                       48,250
                                                                  ------------
                                                                       117,150

         CHEMICALS - 3.2%
  80,000 Envirodyne Industries Inc., 12.00% - 2000                      85,100

         COMMUNICATION SERVICES - 9.5%
  50,000 Cablevision Systems Corporation, 10.75% - 2004                 52,000
  50,000 Century Communications, 9.50% - 2005                           51,250
  65,000 Comcast Corporation, 9.125% - 2006                             66,462
  80,000 Rogers Cablesystems, 9.625% - 2002                             83,800
                                                                  ------------
                                                                       253,512

         CONSUMER GOODS & SERVICES - 1.2%
  50,000 Semi-Tech Corporation, 0% - 2003(1)                            32,875

         ELECTRIC UTILITIES - 4.6%
  65,000 AES Corporation, 10.25% - 2006                                 70,200
  50,000 Cal Energy Company Inc., 9.50% - 2006                          51,500
                                                                  ------------
                                                                       121,700

         ENTERTAINMENT - 4.5%
  70,000 Showboat, Inc., 9.25% - 2008                                   68,862
  50,000 Station Casinos Inc., 10.125% - 2006                           50,125
                                                                  ------------
                                                                       118,987

         FINANCIAL SERVICES - 1.9%
  50,000 Dollar Financial Group, 10.875% - 2006                         51,500


                            SEE ACCOMPANYING NOTES.

DECEMBER 31, 1996


                            STATEMENT OF NET ASSETS


PRINCIPAL                                                           MARKET VALUE
--------------------------------------------------------------------------------

         FOOD PROCESSING - 2.6%
$ 65,000 TLC Beatrice International Holdings, 11.50% - 2005            $68,900

         HEALTH CARE SERVICES - 1.9%
  50,000 Regency Health Services, 9.875% - 2002                         50,625

         INDUSTRIAL SERVICES - 2.0%
  50,000 Iron Mountain Inc., 10.125% - 2006                             52,812

         MANUFACTURING - 3.8%
  50,000 Sequa Corporation, 9.375% - 2003                               50,500
  50,000 Shop Vac Corporation, 10.625% - 2003                           52,625
                                                                  ------------
                                                                       103,125

         MEDICAL - 2.0%
  50,000 Maxxim Medical, 10.50% - 2006                                  52,250

         MISCELLANEOUS - 1.8%
  50,000 Jordan Industries, 10.375% - 2003                              49,375

         OIL - 2.5%
  65,000 Maxus Energy, 9.50% - 2003                                     65,813

         PACKAGING & CONTAINERS - 1.9%
  50,000 Plastic Containers, Inc., 10.00% - 2006                        51,625

         PETROLEUM - 1.9%
  50,000 Crown Central Petroleum, 10.875% - 2005                        51,063

         PUBLISHING - 5.5%
  80,000 Golden Books Publishing, 7.65% - 2002                          72,200
  70,000 KIII Communications Corporation, 10.625% - 2002                73,500
                                                                  ------------
                                                                       145,700

         RECREATION - 2.0%
  50,000 AMF Group, Inc., 10.875% - 2006                                52,750

         RESTAURANTS - 2.6%
  65,000 Carrols Corporation, 11.50% - 2003                             69,063

         STEEL - 1.0%
  25,000 AK Steel Corporation, 9.125% - 2006                            25,688

         TEXTILES - 4.5%
  50,000 Pillowtex Corporation, 10.00% - 2006                           52,000
  65,000 Westpoint Stevens Inc., 9.375% - 2005                          66,788
                                                                  ------------
                                                                       118,788

                            SEE ACCOMPANYING NOTES.

DECEMBER 31, 1996


                            STATEMENT OF NET ASSETS


PRINCIPAL                                                           MARKET VALUE
--------------------------------------------------------------------------------

         TOBACCO - 2.6%
$ 65,000 Dimon, Inc., 8.875% - 2006                                    $68,006

         TRANSPORTATION - 5.5%
  75,000 Atlas Air, Inc., 12.25% - 2002                                 83,156
  65,000 Teekay Shipping Corporation, 8.32% - 2003                      65,000
                                                                  ------------
                                                                       148,156

         Total corporate bonds - Series P - 84.4%                   $2,248,775


                             GOVERNMENT AGENCY SECURITIES

         FEDERAL HOME LOAN BANK - 4.7%
$125,000 Federal Home Loan Mortgage
           Corporation, 5.32% - 1997                                   124,760

         Total government agency
           securities - Series P - 4.7%                                124,760
                                                                  ------------

         Total investments - Series P - 89.1%                        2,373,535
         Cash and other assets,
           less liabilities - Series P - 10.9%                         291,570
                                                                  ------------
         Total net assets -  Series P - 100%                        $2,665,105
                                                                  ============


(1) Deferred interest obligation; currently zero coupon under terms of initial offering.

The identified cost of investments owned at December 31, 1996 was the same for federal income tax and financial statement purposes.

                            SEE ACCOMPANYING NOTES.

                                  BALANCE SHEET
                                DECEMBER 31, 1996

                                                                     SERIES P
                                                                   (HIGH YIELD)
ASSETS

Investments, at value (identified cost $2,311,304)...........        $2,373,535

Cash.........................................................           236,877

Interest receivable..........................................            54,798
                                                                   ------------

          Total assets.......................................        $2,665,210
                                                                   ============

LIABILITIES AND NET ASSETS

Liabilities:

    Transfer and administration fees.........................               105
                                                                   ------------

          Total liabilities..................................               105

Net Assets:

    Paid in capital..........................................         2,500,000

    Undistributed net investment income......................            85,799

    Accumulated undistributed net realized gain on
       sale of investments...................................            17,075

    Net unrealized appreciation in value of investments......            62,231
                                                                   ------------
          Net assets.........................................         2,665,105
                                                                   ------------

              Total liabilities and net assets...............        $2,665,210
                                                                   ============

Capital shares authorized....................................        Indefinite

Capital shares outstanding...................................           166,667

Net asset value per share (net assets
     divided by shares outstanding)..........................      $      15.99
                                                                   ============
                            SEE ACCOMPANYING NOTES.

                             STATEMENT OF OPERATIONS
             FOR THE PERIOD AUGUST 5, 1996 THROUGH DECEMBER 31, 1996

                                                                     SERIES P
                                                                   (HIGH YIELD)
INVESTMENT INCOME:

Interest........................................................      $  88,728
                                                                      ---------

       Total investment income..................................         88,728

EXPENSES:

Management fees.................................................          8,605

Custodian fees..................................................            448

Transfer/maintenance fees.......................................              5

Administration fees.............................................            466

Professional fees...............................................          2,000

Registration fees...............................................             10
                                                                      ---------
                                                                         11,534

Less management fees waived.....................................         (8,605)
                                                                      ---------

       Total expenses...........................................         11,534
                                                                      ---------

          Net investment income.................................         85,799

NET REALIZED AND UNREALIZED GAIN:

Net realized gain during the period on investments..............         17,075

Net change in unrealized appreciation during
     the period on investments..................................         62,231
                                                                      ----------
          Net gain..............................................         79,306
                                                                      ----------
              Net increase in net assets resulting from operations     $165,105
                                                                      ==========

                            SEE ACCOMPANYING NOTES.

                       STATEMENT OF CHANGES IN NET ASSETS
             FOR THE PERIOD AUGUST 5, 1996 THROUGH DECEMBER 31, 1996

                                                                     SERIES P
                                                                   (HIGH YIELD)
INCREASE IN NET ASSETS FROM OPERATIONS:

Net investment income...........................................   $     85,799

Net realized gain...............................................         17,075

Unrealized appreciation during the period.......................         62,231
                                                                      ---------

    Net increase in net assets resulting from operations........        165,105

CAPITAL SHARE TRANSACTIONS (A):

Proceeds from sale of shares....................................      2,500,000
                                                                     ----------

    Net increase from capital share transactions................      2,500,000
                                                                     ----------

          Total increase in net assets..........................      2,665,105

NET ASSETS:

Beginning of period.............................................     ----------

End of period                                                        $2,665,105
                                                                     ==========

Undistributed net investment income at end of period............     $   85,799

(a)Shares issued and redeemed

          Shares sold...........................................        166,667
                                                                     ----------

              Net increase......................................        166,667
                                                                     ==========

                            SEE ACCOMPANYING NOTES.

                                 FINANCIAL HIGHLIGHTS

                                                                      (a)(b)
                                                                     SERIES P
                                                                   (HIGH YIELD)
FISCAL PERIOD ENDED DECEMBER 31, 1996:

    Net asset value, beginning of period.............................    $15.00

    Net investment income ...........................................       .51

    Net gain (realized and unrealized)...............................       .48
                                                                          -----

    Total from investment operations.................................       .99
                                                                          -----

    Net asset value, end of period...................................    $15.99
                                                                          =====

    Total return....................................................       6.6%

    Net assets end of period (thousands).............................    $2,665

    Ratio of expenses to average net assets(a).......................      .28%

    Ratio of net income to average net assets(a).....................     8.24%

    Portfolio turnover rate..........................................      151%

(a) Fund expenses were reduced by the Investment Manager and the expense ratio absent such reimbursement would have been 1.11%.

(b) Series P was initially capitalized on August 5, 1996, with a net asset value of $15 per share. Percentage amounts for the period have been annualized, except for total return.


                            SEE ACCOMPANYING NOTES.

                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 1996


1.   Significant accounting policies

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company of the series type. Series P is one of twelve series currently issued by SBL Fund (the Fund). The Fund is required to account for the assets of each series separately and to allocate general liabilities of the Fund to each series based upon the net asset value of each series. Shares of the Fund will be sold only to Security Benefit Life Insurance Company (SBL) separate accounts. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation - Valuations of the Series' securities are supplied by pricing services approved by the Board of Directors. Securities listed or traded on a recognized securities exchange are valued on the basis of the last sales price. If a security is traded on multiple exchanges, its value will be based on the price from the principal exchange where it is traded. If there are no sales on a particular day, then the securities are valued at the last bid. Securities for which market quotations are not readily available are valued by a pricing service considering securities with similar yields, quality, type of issue, duration, and rating. If there is no bid price or if the bid price is deemed to be unsatisfactory by the Board of Directors or by the Series' investment manager, then the securities are valued in good faith by such method as the Board of Directors determines will reflect the fair value. The Series generally will value short-term debt securities at prices based on market quotations for such securities or securities of similar type, yield, quality and duration, except that securities purchased with 60 days or less to maturity are valued at amortized cost which approximates market value.

     B. Security Transactions and Investment Income - Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis. Premium and discounts (except original issue discounts) on debt securities are not amortized.

     C. Distributions to Shareholders - Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

     D. Taxes - The Series complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its taxable net income and net realized gains sufficient to relieve it from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

2.   Management Fees and Other Transactions With Affiliates

     Management fees are payable to Security Management Company, LLC (SMC) (the Investment Manager) under an investment advisory contract at an annual rate of .75% of the average daily net assets for Series P. For the period August 5, 1996 through December 31, 1996, SMC waived all of its management fee.

     The investment advisory contract provides that the total annual expenses of the Series (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Series is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Series are then offered for sale.

     The Series has entered into a contract with SMC for transfer agent services and administrative services which SMC provides to the Series. The charges paid by the Series under the contract for transfer agent services were insignificant. The administrative services provided by SMC principally include all fund and portfolio accounting and regulatory filings. For providing these services, SMC receives a fee at the annual rate of .045% of the average daily net assets of the Series.

     Certain officers and directors of the Series are also officers and/or directors of SBL and its subsidiaries, which include Security Management Company, LLC.

     SBL is the sole shareholder of Series P.

3.   Federal Income Tax Matters

     The amounts of unrealized appreciation (depreciation) as of December 31, 1996, were as follows:

               Aggregate gross unrealized appreciation.............   $62,481
               Aggregate gross unrealized depreciation.............      (250)
                                                                     --------
               Net unrealized appreciation ........................   $62,231
                                                                     ========

4.   Investment Transactions

     Investment transactions for the period August 5, 1996 through December 31, 1996 (excluding overnight investments and short-term debt securities) were as follows:

               Purchases..........................................  $3,400,209
               Proceeds from sales................................   1,232,338

                         Report of Independent Auditors


To the Shareholder and Board of Directors
SBL Fund

We have audited the accompanying balance sheet and statement of net assets of SBL Fund Series P (the Fund) as of December 31, 1996, the related statements of operations and changes in net assets and financial highlights for the period August 5, 1996 (commencement of operations) through December 31, 1996. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1996, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SBL Fund Series P at December 31, 1996, and the results of its operations, changes in its net assets and the financial highlights for the period indicated above in conformity with generally accepted accounting principles.


                                                               Ernst & Young LLP

Kansas City, Missouri
January 31, 1997